Execution Version USActive 60444630.2 Second Amendment to Loan and Servicing Agreement This Second Amendment to Loan and Servicing Agreement, dated as of June 28, 2024 (the “Second Amendment”), is entered into by and among KUDU INVESTMENT HOLDINGS, LLC, as a Co-Borrower (“Kudu”), KUDU INVESTMENT US, LLC, as a Co- Borrower (“Kudu US” and, collectively with Kudu, the “Co-Borrowers”), KUDU INVESTMENT MANAGEMENT LLC, as Holdings (“Holdings”), KFO HOLDINGS, LTD., as a UK Guarantor (“KFO Holdings”), KWCP HOLDINGS UK, LTD., as a UK Guarantor (“KWCP Holdings” and, collectively with KFO Holdings, the “UK Guarantors” and, collectively with the Co-Borrowers and Holdings, the “Amendment Parties"), MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as Initial Lender (the “Initial Lender”), ALTER DOMUS (US) LLC, as the administrative agent (the “Administrative Agent”), and BARINGS FINANCE LLC, as the Servicer (the “Servicer”) and amends that certain Loan and Servicing Agreement, dated as of March 23, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”; the Loan and Servicing Agreement, after giving effect to the effectiveness of this Second Amendment, the “Amended Loan and Servicing Agreement”), by and among the Co-Borrowers, Holdings, the UK Guarantors, the Initial Lender and the other lenders from time to time party thereto (collectively, the “Lenders”), the Administrative Agent and the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Loan and Servicing Agreement. WHEREAS, the Co-Borrowers have requested that that the Lenders increase the amount of the Commitments and the Maximum Facility Amount by $50,000,000, from $300,000,000 to $350,000,000 effective as of the Second Amendment Effective Date (as defined below) (collectively, the “Commitment Increase”); WHEREAS, as of the date hereof, the Initial Lender entirely constitutes (i) the Lenders, and (ii) the Majority Lenders; WHEREAS, the parties hereto have agreed to amend the Loan and Servicing Agreement pursuant to the terms hereof, effective as of the Second Amendment Effective Date; and NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows. SECTION 1. CONSENTS TO LOAN AND SERVICING AGREEMENT. Subject to the terms and conditions hereof, the Initial Lender, constituting the Majority Lenders as of the date hereof, hereby irrevocably consents to the Commitment Increase and the other terms of this Second Amendment. Certain identified information has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

USActive 60444630.2 SECTION 2. AMENDMENTS TO LOAN AND SERVICING AGREEMENT. Effective as of the Second Amendment Effective Date, the Loan and Servicing Agreement shall be amended as follows: (a) The Loan and Servicing Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double‐underlined text (indicated textually in the same manner as the following example: double‐underlined text) as set forth in the form attached as Annex A to this Second Amendment. (b) The Exhibits to the Loan and Servicing Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double‐underlined text (indicated textually in the same manner as the following example: double‐underlined text) as set forth in the form attached as Annex B to this Second Amendment. SECTION 3. CONDITIONS PRECEDENT. This Second Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (such date, the “Second Amendment Effective Date”) by the Lenders party hereto: (a) the Administrative Agent and the Lenders shall have received a counterpart of this Second Amendment, duly executed by each of the parties hereto; (b) no Market Trigger Event, Event of Default or Potential Default shall have occurred and be continuing on the Second Amendment Effective Date, or immediately after giving effect to the Commitment Increase and the amendments contemplated herein; (c) the representations and warranties contained in the Loan and Servicing Agreement, this Second Amendment and each other Transaction Document are true and correct in all material respects on the Second Amendment Effective Date, and immediately after giving effect to the Commitment Increase and the amendments contemplated herein, with the same force and effect as if made on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date); provided that if a representation or warranty is qualified as to materiality, with respect to such representation or warranty, the foregoing materiality qualifier shall be disregarded for the purposes of this condition; (d) the Administrative Agent and the Lenders shall have received a certificate of a Responsible Person of each Loan Party and Holdings, dated as of the Second Amendment Effective Date, certifying (i) the names and true signatures of the Responsible Persons of each Loan Party and Holdings authorized to sign on behalf of each Loan Party and Holdings, this Second Amendment and all other documents and transactions to be entered into in connection therewith (collectively, the “Amendment Documents”) to which it is a party (on which certificate the Administrative Agent and the Lenders may conclusively rely until such time as the Administrative Agent receives from each Loan Party and Holdings a revised certificate meeting the requirements of this paragraph (b)(i)), (ii) that the copy of the Constituent Documents of each

-3- USActive 60444630.2 Loan Party and Holdings, as applicable, is a complete and correct copy and that such Constituent Documents have not been amended, modified or supplemented and are in full force and effect, (iii) the authorization document or resolution of the managing member, board of directors, the shareholders or board of trustees, as applicable, approving and authorizing the execution, delivery and performance by such Person of the Second Amendment and the other Amendment Documents and consenting to the transactions contemplated therein including, without limitation, the Commitment Increase, are true and correct copies thereof and are in full force and effect, (iv) that the copy of the certificates relating to the good standing of each Loan Party and Holdings is complete and correct, has not been amended, modified or supplemented and is in full force and effect and (v) the accuracy of the matters set forth in paragraphs (b) and (c) above, all in form and substance reasonably satisfactory to the Lenders; (e) the Administrative Agent and the Lenders shall have received one or more favorable opinions of counsel to (i) the each Co‐Borrower and Holdings and (ii) the Initial Lender in respect of the UK Guarantors, each reasonably acceptable to the Administrative Agent and the Majority Lenders and addressed to the Administrative Agent and the Lenders; (f) the Lenders shall have received an amended and restated structuring fee letter, in form and substance reasonably satisfactory to the Lenders, duly executed by the parties thereto; (g) the Co-Borrowers shall have obtained an investment grade debt rating (BBB or higher) from an Acceptable Rating Agency (as defined in the Amended Loan and Servicing Agreement) on the Maximum Facility Amount, as increased by the Commitment Increase, and the Lenders shall have a received a copy of any rating letter issued in connection therewith, in form and substance reasonably satisfactory to the Lenders; and (h) all fees that are required to be paid hereunder or under the Amended Loan and Servicing Agreement have been paid in full. SECTION 4. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Second Amendment, each of the Amendment Parties jointly and severally represents and warrants to the Administrative Agent and the Lenders party hereto that, as of the Second Amendment Effective Date, both before and after giving effect to this Second Amendment and the transactions contemplated hereby: (a) Each Amendment Party (i) has the power, authority and legal right (limited liability company power and authority, or otherwise, as applicable) to (A) execute and deliver this Second Amendment and the other Amendment Documents and (B) perform and carry out the terms of this Second Amendment and the other Amendment Documents and the transactions contemplated thereby, and (ii) has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment and the other Amendment Documents. (b) This Second Amendment (i) has been duly executed and delivered by each Amendment Party (ii) constitutes the legal, valid and binding obligation of such Amendment Party, enforceable against such Amendment Party, in accordance with its terms, except as the

USActive 60444630.2 enforceability hereof may be limited by Bankruptcy Laws and by general principles of equity (whether considered in a proceeding in equity or at law). (c) No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by each Amendment Party of this Second Amendment or the other Amendment Documents to which it is a party or the validity or enforceability of this Second Amendment or any such Amendment Document or grant of a security interest in the Collateral, Pledged Equity or any other collateral under the applicable Transaction Document, other than such as have been waived, met or obtained and are in full force and effect. (d) The execution, delivery and performance of this Second Amendment and the other Amendment Documents will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Amendment Party’s Constituent Documents, (ii) result in the creation or imposition of any Lien on the Collateral or Pledged Equity or any other collateral under the applicable Transaction Document, other than Permitted Liens, (iii) violate any Applicable Law or (iv) violate any contract or other agreement to which any Amendment Party is a party or by which any Amendment Party or any of its property or assets may be bound. SECTION 5. REAFFIRMATIONS. (a) Each of the Amendment Parties (i) acknowledges and consents to all of the terms and conditions of this Second Amendment and the other Amendment Documents and (ii) affirms all of its obligations under the Loan and Servicing Agreement and the other Transaction Documents to which it is a party. (b) Each of the Amendment Parties (i) affirms the validity and enforceability of each of the Liens and security interests heretofore granted in or pursuant to the Transaction Documents as collateral security for the Obligations under the Transaction Documents in accordance with their respective terms and (ii) acknowledges that all of such Liens and security interests, and all collateral and pledged equity heretofore pledged as security for such Obligations, in each case, which have not been released in accordance with the Loan and Servicing Agreement, continues to be and remains collateral and pledged equity pledged as security for such Obligations from and after the date hereof. SECTION 6. MISCELLANEOUS. (a) As of the Second Amendment Effective Date, each reference in the Amended Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents to the Loan and Servicing Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Loan and Servicing Agreement as amended by this Second Amendment.

-5- USActive 60444630.2 (b) Except as expressly amended hereby, all of the terms and provisions of the Loan and Servicing Agreement and all other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or the Amendment Parties under the Loan and Servicing Agreement, or any other Transaction Document, or constitute a waiver or amendment of any other provision of the Loan and Servicing Agreement or any other Transaction Document (as amended hereby) except as and to the extent expressly set forth herein. (d) Section headings contained in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purposes. (e) The provisions of Section 11.06 and Section 11.10 of the Loan and Servicing Agreement are hereby incorporated into this Second Amendment as if fully set forth herein, mutatis mutandis. (f) This Second Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures approved by each of the parties hereto (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent, Servicer and the Lenders shall not incur any liability arising out of the use of electronic methods for any and all purposes in connection with the execution of this Second Amendment, including the authorization, execution, delivery or submission of documents, instruments, notices, directions, instructions, reports, opinions and certificates to the Administrative Agent. (b) This Second Amendment is a Transaction Document, and together with the other Transaction Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. [SIGNATURE PAGES FOLLOW]

[Signature Page to Second Amendment to Loan and Servicing Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above. The Co‐Borrowers: KUDU INVESTMENT HOLDINGS, LLC, as a Co-Borrower By: _______________________________ Name: Rob Jakacki Title: CEO KUDU INVESTMENT US, LLC, as a Co-Borrower By: _________________________________ Name: Rob Jakacki Title: CEO Holdings: KUDU INVESTMENT MANAGEMENT LLC, as Holdings By: __________________________________ Name: Rob Jakacki Title: CEO

[Signature Page to Second Amendment to Loan and Servicing Agreement] The UK Guarantors: KFO HOLDINGS, LTD., as a UK Guarantor By: _________________________________ Name: Rob Jakacki Title: CEO KWCP HOLDINGS UK, LTD., as a UK Guarantor By: _______________________________ Name: Rob Jakacki Title: CEO

[Signature Page to Second Amendment to Loan and Servicing Agreement] Initial Lender: MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, as the Initial Lender By: Barings LLC, its Investment Adviser By: ____________________________________ Name: Title: Shubham Chandna Managing Director

[Signature Page to Second Amendment to Loan and Servicing Agreement] The Servicer: BARINGS FINANCE LLC, as the Servicer By: ___________________________________ Name: Title: Shubham Chandna Managing Director

Annex A-1 USActive 60444630.7 ANNEX A Amended Loan and Servicing Agreement [Attached]

Execution Version Annex A to FirstSecond Amendment to Loan and Servicing Agreement Conformed through Second Amendment to Loan and Servicing Agreement LOAN AND SERVICING AGREEMENT among KUDU INVESTMENT MANAGEMENT, LLC, as Holdings, KUDU INVESTMENT HOLDINGS, LLC, and KUDU INVESTMENT US, LLC, as the Co‐Borrowers, KFO HOLDINGS, LTD., and KWCP HOLDINGS UK, LTD., as the UK Guarantors, MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY and the other Lenders from time to time party hereto, MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANYBARINGS FINANCE LLC, as the Servicer, and ALTER DOMUS (US) LLC, as the Administrative Agent Dated as of March 23, 2021 USActive 58806140.1060444631.4 SK 28388 0001 10656366 v3

TABLE OF CONTENTS Page ARTICLE I. INTERPRETATION 1 Section 1.01 Certain Defined Terms 1 Section 1.02 Other Terms 37 Section 1.03 Computation of Time Periods 37 Section 1.04 Interpretation 37 Section 1.05 Advances to Constitute Loans 38 Section 1.06 Accounting Terms and Determination 38 Section 1.07 Spot Rates 39 Section 1.08 Electronic Signatures 39 Section 1.09 Rates 40 ARTICLE II. THE FACILITY 41 Section 2.01 Advances 41 Section 2.02 Procedure for Advances 41 Section 2.03 Evidence of Debt 42 Section 2.04 Repayment; Allocation, Reduction or Termination of Commitments 43 Section 2.05 Interest and Fees 44 Section 2.06 Benchmark Provisions 46 Section 2.07 Payments and Computations, Etc 48 Section 2.08 Collections; Payment Date Report 49 Section 2.09 Remittance Procedures 50 Section 2.10 Grant of a Security Interest 52 Section 2.11 Sale of Portfolio Assets 55 Section 2.12 Increased Costs 56 Section 2.13 Taxes 58 Section 2.14 Increase in Maximum Facility Amount 61 Section 2.15 Mitigation Obligations; Replacement of Lenders 62 Section 2.16 Defaulting Lenders 63 Section 2.17 Extension of Availability Period 65 ARTICLE III. CONDITIONS PRECEDENT 65 Section 3.01 Conditions Precedent to Effectiveness 65 Section 3.02 Conditions Precedent to All Advances 67 Section 3.03 Conditions to Transfers of Portfolio Assets 68 Section 3.04 Advances Do Not Constitute a Waiver 68 -i- USActive 58806140.1060444631.4 SK 28388 0001 10656366 v3

ARTICLE IV. REPRESENTATIONS 68 Section 4.01 Representations of the Loan Parties 68 Section 4.02 Representations of the Co‐Borrowers Relating to the Agreement and the Collateral 75 Section 4.03 Representations of the Servicer 76 Section 4.04 Representations of each Lender 77 Section 4.05 Representations of Holdings 77 ARTICLE V. GENERAL COVENANTS 81 Section 5.01 Affirmative Covenants of the Loan Parties 81 Section 5.02 Negative Covenants of the Loan Parties 88 Section 5.03 Affirmative Covenants of the Servicer 90 Section 5.04 Negative Covenants of the Servicer 91 Section 5.05 Affirmative Covenants of Holdings 91 Section 5.06 Negative Covenants of Holdings 92 ARTICLE VI. EVENTS OF DEFAULT 93 Section 6.01 Events of Default 93 Section 6.02 Pledged Equity 96 Section 6.03 Additional Remedies 97 ARTICLE VII. THE ADMINISTRATIVE AGENT 98 Section 7.01 Appointment and Authority; Rights as Lender 98 Section 7.02 Exculpatory Provisions 99 Section 7.03 Reliance by Administrative Agent 101 Section 7.04 Delegation of Duties 102 Section 7.05 Resignation of Administrative Agent 102 Section 7.06 Non‐Reliance on Agents and Other Lenders 103 Section 7.07 Indemnification by Lenders 103 Section 7.08 Administrative Agent May File Proofs of Claim 104 Section 7.09 Collateral Matters 104 Section 7.10 Erroneous Payments 105 ARTICLE VIII. ADMINISTRATION AND SERVICING OF COLLATERAL 107 Section 8.01 Appointment and Designation of the Servicer 107 Section 8.02 Duties of the Servicer 109 Section 8.03 Authorization of the Servicer 111 Section 8.04 Collection of Payments; Accounts 112 Section 8.05 Realization Upon Portfolio Assets 113 -ii- USActive 58806140.1060444631.4 SK 28388 0001 10656366 v3

Section 8.06 Servicing Compensation 114 Section 8.07 Payment of Certain Expenses 114 Section 8.08 Reports to the Administrative Agent Account Statements; Servicing Information 114 Section 8.09 The Servicer Not to Resign 115 Section 8.10 Indemnification of the Servicer 116 Section 8.11 Rights as a Lender 116 ARTICLE IX. [RESERVED]. 116 ARTICLE X. INDEMNIFICATION 116 Section 10.01 Indemnities by the Co‐Borrowers and Holdings 116 ARTICLE XI. MISCELLANEOUS 118 Section 11.01 Amendments and Waivers 118 Section 11.02 Notices, Etc 119 Section 11.03 No Waiver Remedies 119 Section 11.04 Binding Effect; Assignability; Multiple Lenders 119 Section 11.05 Term of This Agreement 121 Section 11.06 GOVERNING LAW; JURY WAIVER 121 Section 11.07 Costs, Expenses and Taxes 121 Section 11.08 Recourse Against Certain Parties; Non‐Petition 122 Section 11.09 Execution in Counterparts; Severability; Integration 123 Section 11.10 Consent to Jurisdiction; Service of Process 124 Section 11.11 Confidentiality 124 Section 11.12 Non‐Confidentiality of Tax Treatment 126 Section 11.13 Waiver of Set Off 126 Section 11.14 Headings, Schedules and Exhibits 127 Section 11.15 Ratable Payments 127 Section 11.16 Failure of Co‐Borrowers to Perform Certain Obligations 127 Section 11.17 Power of Attorney 127 Section 11.18 Delivery of Termination Statements, Releases, etc 127 Section 11.19 Exclusive Remedies 128 Section 11.20 Post‐Closing Performance Conditions 128 Section 11.21 Performance Conditions 128 Section 11.22 Bail In 129 Section 11.23 Joint and Several; Administrative Borrower 129 LIST OF SCHEDULES AND EXHIBITS SCHEDULES -iii- USActive 58806140.1060444631.4 SK 28388 0001 10656366 v3

SCHEDULE I Eligible Portfolio Assets SCHEDULE II Conditions Precedent Documents SCHEDULE III Notice Information SCHEDULE IV Lender Commitments SCHEDULE V Investment Guidelines SCHEDULE VI Disqualified Lenders SCHEDULE VII Post‐Closing Conditions SCHEDULE VIII Co-Borrower Accounts EXHIBITS EXHIBIT A Form of LTV Certificate EXHIBIT B Form of Notice of Borrowing EXHIBIT C Form of Borrowing Base Certificate EXHIBIT D Form of Revolving Loan Note EXHIBIT E Form of U.S. Tax Compliance Certificate EXHIBIT F Form of Payment Date Report EXHIBIT G Form of Assignment and Assumption Agreement EXHIBIT H Form of Power of Attorney -iv- USActive 58806140.1060444631.4 SK 28388 0001 10656366 v3

Execution Version Annex A to FirstSecond Amendment to Loan and Servicing Agreement Conformed through Second Amendment to Loan and Servicing Agreement LOAN AND SERVICING AGREEMENT, dated as of March 23, 2021, by and among: (1) KUDU INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (“Holdings”); (2) KUDU INVESTMENT HOLDINGS, LLC, a Delaware limited liability company (“Kudu”); (3) KUDU INVESTMENT US, LLC, a Delaware limited liability company (“Kudu US”; together with Kudu, collectively, the “Co-Borrowers”); (4) KFO HOLDINGS, LTD., a limited liability company incorporated in England and Wales under number 11786202 (“KFO Holdings”); (5) KWCP HOLDINGS UK, LTD., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP Holdings”); (6) MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, and each of the other lenders from time to time party hereto, as Lenders (as defined herein); (7) MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANYBARINGS FINANCE LLC, as the Servicer; and (8) ALTER DOMUS (US) LLC, as the Administrative Agent. The Lenders have agreed, on the terms and conditions set forth herein, to provide a senior secured revolving loan facility (the “Facility”) that provides for Advances from time to time in the amounts and in accordance with the terms set forth herein. The proceeds of the Advances will be used by the Co‐Borrowers for general corporate purposes, together with such other purposes as set forth in Section 5.02(m). Accordingly, the parties agree as follows: ARTICLE I. INTERPRETATION SECTION 1.01 Certain Defined Terms. As used in this Agreement and the exhibits, schedules and other attachments hereto (each of which is hereby incorporated herein and made a part hereof), the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “1940 Act” means the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. USActive 58806140.1060444631.4 SK 28388 0001 10656366 v3

“Acceptable Rating Agency” means any credit rating agency that is recognized as a nationally recognized statistical rating organization by the SEC and approved by the Majority Lenders, so long as, in each case, any such credit rating agency continues to be a nationally recognized statistical rating organization recognized by the SEC and is approved as a “Credit Rating Provider” (or other similar designation) by the NAIC. “Accounts” means all deposit accounts and securities accounts maintained by, or for the benefit of, any Loan Party, as set forth on Schedule VIII on the First Amendment Effective Date and as updated from time to time as provided herein. “Account Bank” means with respect to each Co‐Borrower, First Republic Bank, in its capacity as the “custodian,” “bank” or “securities intermediary” and each other Person acting in the capacity as the “bank”, the “securities intermediary” or such other similar term or capacity pursuant to an Account Control Agreement or any agreement replacing or substituting for any such Account Control Agreement. “Account Control Agreement” means (a) for each Account that is a deposit account, a deposit account control agreement in form reasonably acceptable to Administrative Agent, (b) for each Account that is a securities account, a securities account control agreement in form reasonably satisfactory to Administrative Agent, and (c) any similar agreement under local law, in each case, executed by each Co‐Borrower (as applicable), Administrative Agent and the Account Bank and which permits, among other things, the Administrative Agent, acting at the direction of the Servicer, on behalf of the Secured Parties to direct disposition of the funds in such Account following a Notice of Exclusive Control, as such agreement may be amended, restated, modified, replaced or otherwise supplemented from time to time. “Additional Amount” has the meaning assigned to that term in Section 2.13(a). “Adjusted Term SOFR” means for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined would be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor. “Administrative Agent” means Alter Domus (US) LLC, in its capacity as administrative agent for the Lenders, together with its successors and permitted assigns, including any successor appointed pursuant to Article VII. “Administrative Borrower” means Kudu. “Advance” means each loan advanced by the Lenders to any Co‐Borrower pursuant to Article II. “Advance Date” means, with respect to any Advance, the day on which such Advance is made. “Advance Rate” means 35.0%. -2- USActive 58806140.10 -2-60444631.4 SK 28388 0001 10656366 v3

“Advances Outstanding” means, at any time, the aggregate outstanding principal amount of all Advances at such time. “Affiliate” when used with respect to a Person, means any other Person Controlling, Controlled by or under common Control with such Person. “Agent Fee Letter” means, the fee letter between the Administrative Agent and the Co‐ Borrowers, dated as of the Closing Date, as amended, restated, supplemented or otherwise modified from time to time to the extent permitted hereunder. “Agreement” means this Loan and Servicing Agreement, as may be amended, restated, modified, replaced or otherwise supplemented from time to time. “Alternate Base Rate” means, for any day, a rate per annum equal to the higher of (a) the Prime Rate in effect on such day and (b) the Federal Funds Rate in effect on such day plus 0.50% per annum. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Rate, respectively. The Alternate Base Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer of the Administrative Agent or any Lender. “Anti‐Corruption Laws” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder and, as to any person, any other comparable anti‐corruption law applicable to such person. “Anti‐Money Laundering Laws” means, as to any person, any and all applicable anti‐money laundering, financial recordkeeping and reporting requirements of Applicable Law relevant to such person, including those of the Bank Secrecy Act (as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act)) and any comparable anti‐money laundering statutes of other jurisdictions applicable to such person, as well as the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency applicable to such person. “Applicable Accounting Principles” shall mean GAAP, IFRS or any other internationally accepted accounting standard that may be used by Holdings and the Loan Parties for their financial reporting requirements from time to time. “Applicable Law” means for any Person all existing and future laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, and ordinances, including any binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof and all permits, certificates, orders, licenses of and binding interpretations by any Governmental Authority, applicable to such Person and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi‐judicial tribunal or agency of competent jurisdiction. -3- USActive 58806140.10 -3-60444631.4 SK 28388 0001 10656366 v3

“Applicable Spread” means 4.304.45%. “Assignment and Assumption Agreement” means an agreement among the Co‐Borrowers (if required under Section 11.04), a Lender, an Eligible Assignee and the Administrative Agent, substantially in the form of Exhibit G or any other form (including electronic documentation generated by use of an electronic platform) reasonably approved by the Administrative Agent, and delivered in connection with a Person becoming a Lender hereunder after the Closing Date. “Australian Collateral” has the meaning assigned to the term “Collateral” in the Australian Pledge Agreement. “Australian Equity Notes” has the meaning assigned to the term “Equity Notes” in the Australian Pledge Agreement. “Australian Pledge Agreement” means the document entitled “Specific Security Deed (Equity Notes)” dated on or around the date of this Agreement between Kudu and the Administrative Agent. “Australian PPSA” means the Personal Property Securities Act 2009 (Cth). “Australian PPSR” means the “Personal Property Securities Register” established under section 147 of the Australian PPSA. “Availability Period” means the period commencing on the Closing Date and ending on the earlier of (i) March 23June 28, 20242027 or if an Availability Period Extension occurs pursuant to Section 2.17, the Availability Period Extension Date, and (ii) the date the Commitments are terminated in accordance with this Agreement, whether as a result of an Event of Default or otherwise, and subject to the suspension thereof upon the occurrence of an Event of Default or a Market Trigger Event. “Availability Period Extension” has the meaning given to such term in Section 2.17. “Availability Period Extension Date” has the meaning given to such term in Section 2.17. “Available Collections” means all cash Collections and other cash proceeds with respect to any Portfolio Asset deposited in any Collection Account and all other amounts on deposit in any Collection Account from time to time, but excluding Excluded Amounts. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.06(c)(iv). -4- USActive 58806140.10 -4-60444631.4 SK 28388 0001 10656366 v3

“Bail‐In Action” means the exercise of any Write‐Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail‐In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail‐In Legislation Schedule. “Bankruptcy Code” means Title 11, United States Code, 11 U.S.C. §§ 101 et seq., as amended from time to time. “Bankruptcy Event” is deemed to have occurred with respect to a Person if either: (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, administration, reorganization, debt arrangement, dissolution, winding up, receivership, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, receiver and manager, controller, custodian, liquidator, provisional liquidator, administrator, restructuring practitioner, assignee, sequestrator or the like for such Person or all or substantially all of its assets or, in the case of any Loan Party or Holdings, or any similar action with respect to such Person under the Bankruptcy Laws, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal Bankruptcy Laws or other similar laws now or hereafter in effect and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of sixty (60) consecutive days; or (b) such Person shall commence a voluntary case or other proceeding under any Bankruptcy Laws now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, receiver and manager, controller, liquidator, provisional liquidator, administrator, restructuring practitioner, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or all or substantially all of its assets under the Bankruptcy Laws, or shall make any general assignment for the benefit of creditors or enter into any arrangement, moratorium, reorganization or composition involving one or more of its creditors, or shall fail to, or admit in writing its inability to, or be presumed under any Bankruptcy Laws to be unable to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors or members shall vote to implement any of the foregoing; (c) the Person executes a deed of company arrangement or makes a restructuring plan under the Corporations Act 2001 (Cth); or (d) if a corporation or similar entity, the Person is deregistered as a company or otherwise dissolved. “Bankruptcy Laws” means the Bankruptcy Code, the Insolvency Act 1986 (U.K.), Enterprise Act 2002 (U.K.), Companies Act 2006 (U.K.), the Corporations Act 2001 (Cth) and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, -5- USActive 58806140.10 -5-60444631.4 SK 28388 0001 10656366 v3

receivership, insolvency, reorganization, suspension of payments, winding up, general assignment for the benefit of creditors, administration, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally. “Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.06(c). “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent (at the direction of the Majority Lenders), the Initial Lender and the Administrative Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Initial Lender, the Administrative Agent (at the direction of the Majority Lenders) and the Co-Borrowers giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then‐prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar‐denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been, or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such -6- USActive 58806140.10 -6-60444631.4 SK 28388 0001 10656366 v3

component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. -7- USActive 58806140.10 -7-60444631.4 SK 28388 0001 10656366 v3

For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the “90th day prior to the expected date of such event as of such public statement or publication of information (or, if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.06(c) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with Section 2.06(c). “Borrower AML and International Trade Default” means, any one of the following events: (a) any representation contained Section 4.01(cc) is or becomes false at any time; or (b) any Loan Party fails to comply with the covenant contained in Section 11.21(d)(ii) at any time. “Borrower Covered Entity” means each of (a) the Co‐Borrowers, (b) the UK Guarantors, and (c) Holdings. “Borrowing Base” means, as of any date of determination, the Advance Rate multiplied by the aggregate Investment Value of all Eligible Portfolio Assets as of such date. “Borrowing Base Certificate” means a certificate setting forth the calculation of the Borrowing Base as of the applicable date of determination, substantially in the form of Exhibit C prepared by the Administrative Borrower. “Business Day” means a day of the year other than (a) Saturday or a Sunday or (b) any other day on which commercial banks and/or insurance companies in New York, New York, Chicago, Illinois or the offices of the Account Bank or Administrative Agent are authorized or required by Applicable Law, regulation or executive order to close. “Capital Lease Obligations” of any Person shall mean all obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as finance leases on a balance sheet of such Person under Applicable Accounting Principles, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with Applicable Accounting Principles. -8- USActive 58806140.10 -8-60444631.4 SK 28388 0001 10656366 v3

“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd‐Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” is deemed to have occurred if (i) White Mountains Insurance Group, Ltd. or any of its Affiliates fails to own, directly or indirectly, 51% of the membership interests of Holdings, (ii) Holdings fails to own, directly or indirectly, 100% of the membership interests of each Co‐Borrower, or (iii) Kudu fails to own, directly or indirectly, 100% of the membership interests of each UK Guarantor. “Change of Control Denial” has the meaning assigned to that term in Section 2.04(d). “Closing Date” means the date of this Agreement. “Co‐Borrower” and “Co‐Borrowers” means, each of Kudu and Kudu US. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means the US Collateral and the UK Collateral. “Collateral Portfolio” means, all right, title and interest (whether now owned or hereafter acquired or arising, and wherever located) of a Loan Party in all assets of such Loan Party (other than any Excluded Assets) securing the Obligations pursuant to the Transaction Documents, including the property identified below in clauses (a) through (c), and all accounts, money, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, intellectual property, goods, equipment, fixtures, contract rights, general intangibles, documents, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, securities accounts, deposit accounts, inventory, investment property, letter‐of‐credit rights, software, supporting obligations, accessions or other property consisting of, arising out of, or related to any of the following: (a) the Portfolio Assets and all funds due or to become due in payment under such Portfolio Assets on and after any related Cut‐Off Date, including all Available Collections; (b) each Collection Account and the Interest Reserve Account; and (c) all income and Proceeds of the foregoing. -9- USActive 58806140.10 -9-60444631.4 SK 28388 0001 10656366 v3

“Collection Accounts” means one or more Accounts and any related sub‐accounts established with the Account Bank in the name of a Co‐Borrower, and under the “control” (within the meaning of Section 9‐104 or 9‐106 of the UCC, as applicable) of the Administrative Agent for the benefit of the Secured Parties pursuant to an Account Control Agreement; provided that, subject to the rights of the Administrative Agent hereunder with respect to funds, the funds deposited therein from time to time shall constitute the property and assets of such Co‐Borrower, and such Co‐Borrower (or its direct or indirect equityholders, as applicable) shall be solely liable for any Taxes payable with respect to the Collection Account of such Co‐Borrower and each subaccount that may be established from time to time. “Collections” means all Distributions, cash collections and other cash proceeds with respect to any Portfolio Asset (including, without limitation, dividends, distributions, fees, royalties, Management Contracts, management fees and all other amounts received in respect of such Portfolio Asset), all recoveries, all insurance proceeds and proceeds of any liquidations or Sales in each case, attributable to such Portfolio Asset and owing or owned by a Loan Party, and all other proceeds or other funds of any kind or nature received by such Loan Party, or the Account Bank with respect to any Portfolio Asset. “Commitment” means, with respect to any Lender, (a) during the Availability Period, the amount set forth on Schedule IV or on its respective Assignment and Assumption Agreement, as the same may be increased from time to time in accordance with Section 2.14, reduced from time to time by the Administrative Borrower pursuant to Section 2.04, Section 2.12(e), Section 2.16(b) and (c) or Section 11.04, or increased or reduced by assignment to or by such Lender pursuant to Section 11.04 and (b) after the end of the Availability Period, such Lender’s Pro Rata Share of the aggregate Advances Outstanding on the last day of the Availability Period, as the same may be increased or reduced by assignment to or by such Lender pursuant to Section 11.04. “Commitment Fee Letter” means, if applicable, any fee letter or letters between the Initial Lender and the Co‐Borrowers dated as of the Closing Date, as amended, restated, supplemented or otherwise modified from time to time. “Conforming Changes” means, with respect to either the use or administration of Adjusted Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent (at the direction of -10- USActive 58806140.10 -10-60444631.4 SK 28388 0001 10656366 v3

the Majority Lenders) determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent (at the direction of the Majority Lenders) decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Constituent Documents” means, for any Person, its constituent or organizational documents and any governmental or other filings related thereto, including: (a) in the case of any limited partnership, exempted limited partnership or other form of business entity, the limited partnership agreement, exempted limited partnership agreement, articles of association, statutory statement or other applicable agreement of formation and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation with the secretary of state, registrar or other department in the state or jurisdiction of its formation; (b) in the case of any limited liability company, the certificate of formation, memorandum and articles of association, limited liability company agreement and/or operating agreement for such Person; and (c) in the case of a corporation or an exempted company, the certificate of incorporation and the memorandum of association and articles of association and/or the bylaws (or equivalent) for such Person. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Cut‐Off Date” means, with respect to a Portfolio Asset, the date (which may be the Closing Date) such Portfolio Asset is Transferred to a Loan Party. “Debt Rating” means the debt rating of the Facility as determined from time to time by any Acceptable Rating Agency; provided that if at any time there are two (2) or more Debt Ratings issued from Acceptable Rating Agencies, the Debt Rating shall be the lower of such Debt Ratings. “Debt Service” means, for any period, interest expense paid or payable by the Loan Parties for such period plus scheduled principal amortization and mandatory principal repayments (whether pursuant to this Agreement or otherwise) of all Indebtedness for borrowed money for such period paid or payable by the Loan Parties. “Debt Service Coverage Ratio” means, for any four calendar quarter period then ended, beginning with such period ending on March 31, 2021, the ratio of EBITDA of the Loan Parties, for such period to Debt Service for such period; provided that, to the Debt Service Coverage Ratioextent an acquisition of Eligible Portfolio Assets is made within such four calendar quarter period, earnings attributable to such Eligible Portfolio Assets shall be calculated (a)annualized for the calendar quarter ending March 31, 2021, by annualizingpurpose of determining EBITDA and Debt Service forof the calendar quarter then ended by multiplying EBITDA and Debt Service by 4, (b) for the calendar quarter ending June 30, 2021, by annualizing EBITDA and Debt Service for the period equal to the two consecutive calendar quarters then ended by multiplying EBITDA and Debt Service by 2, and (c) for the calendar quarter ending September 30, 2021, by annualizing EBITDA and Debt Service for the period equal to the three consecutive -11- USActive 58806140.10 -11-60444631.4 SK 28388 0001 10656366 v3

calendar quarters then ended by multiplying EBITDA and Debt Service by 1.33Loan Parties under this definition. “Default Rate” means, as of any date of determination, a rate per annum equal to the interest rate that is or would be applicable to the Advances at such time plus 2.0%. “Defaulting Lender” means, subject to Section 2.16, any Lender that (a) has failed to (i) fund all or any portion of its Advances within two (2) Business Days of the date such Advances were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Administrative Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two (2) Business Days of the date when due, (b) has notified the Administrative Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Administrative Borrower, to confirm in writing to the Administrative Agent and the Administrative Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Administrative Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a Bankruptcy Event, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail‐In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.16) upon delivery of written notice of such determination to the Administrative Borrower and each Lender. “Determination Date” means, for any Payment Date, the date that is five (5) Business Days prior to such Payment Date. -12- USActive 58806140.10 -12-60444631.4 SK 28388 0001 10656366 v3

“Disqualified Lender” means (i) each Person that is set forth on Schedule VI or otherwise identified by Holdings in writing to the Administrative Agent and the Servicer prior to the Closing Date as a competitor of White Mountains Insurance Group, Ltd. or Holdings, and (ii) Affiliates of any Person identified in clause (i) above that are either identified in writing to the Administrative Agent and the Servicer by Holdings from time to time or readily identifiable solely based on similarity of such Affiliate’s name. Notwithstanding anything to the contrary contained in this Agreement, (a) the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders and (b) the Co‐Borrowers (on behalf of themselves and the other Loan Parties) and the Lenders acknowledge and agree that the Administrative Agent shall have no responsibility or obligation to determine whether any Lender or potential Lender is a Disqualified Lender and that the Administrative Agent shall have no liability with respect to any assignment or participation made to a Disqualified Lender. “Distribution” means (a) any dividend, distribution or payment, direct or indirect, to or for the benefit of any holder of any Equity Interests of a Person now or hereafter outstanding, except (i) a Distribution in Kind or (ii) the issuance of Equity Interests upon the exercise of outstanding warrants, options or other rights, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value direct or indirect, of any Equity Interests of a Person now or hereafter outstanding, or (c) any distribution or payment of principal or interest required to be made to a Loan Party by an Obligor on a Loan Asset pursuant to the terms of the related Underlying Loan Agreement. “Distribution in Kind” means any non‐cash dividend or distribution, direct or indirect, for the benefit of a holder of Equity Interests. “Dollar Equivalent” means (i) with respect to any amount denominated in Dollars, such amount, and (ii) with respect to any amount denominated in any other currency (the “Non‐Dollar Amount”), the amount of Dollars that could be converted into the Non‐Dollar Amount on the basis of the Spot Rate as reasonably determined in good faith by the Account Bank (acting upon the instructions of the Administrative Borrower) as of the most recent Determination Date or other applicable date of determination. “Dollar(s)” and the sign “$” means the lawful money of the United States of America. “EBITDA” means, for any specified period of measurement of Loan Parties, calculated on a consolidated basis, (a) Net Income, plus (b) to the extent reducing Net Income, the sum of (without duplication), (i) amounts for interest expense under this Agreement, (ii) Taxes, (iii) amounts for costs, fees and expenses in connection with this Agreement (iv) placement fees in connection with the consummation of the transactions pursuant to this Agreement (including without limitation in relation to any future Advances under the Agreement) and in connection with the raising of any equity, (v) transaction fees and expenses relating to Portfolio Assets and the incurrence of Indebtedness permitted under the Agreement (whether or not any transaction is actually consummated), (vi) unrealized losses attributable to the revaluation of any asset, (vii) unrealized foreign currency losses, (viii) non‐cash compensation expenses (ix) depreciation and -13- USActive 58806140.10 -13-60444631.4 SK 28388 0001 10656366 v3

amortization, including amortization of fees related to the consummation of transactions contemplated under this Agreement, (x) non‐cash losses relating to hedging activities and (xi) non‐recurring or non‐cash items expensed during the specified period that have been approved by the Initial Lender as add‐backs to EBITDA (such approval not to be unreasonably withheld, conditioned or delayed), minus (c) to the extent increasing Net Income, the sum of, without duplication, (i) unrealized gains attributable to the revaluation of any asset, (ii) unrealized foreign currency gains, (iii) non‐cash gains relating to hedging activities, (iv) amounts for other non‐cash gains increasing Net Income for such period (excluding any such non‐cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period) and (v) other non‐recurring or non‐cash gains earned during the specified period. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means (a) a Lender or any of its Affiliates, (b) any Person managed by a Lender or any of its Affiliates or (c) any financial or other institution reasonably acceptable to the Majority Lenders (such consent not to be unreasonably withheld, conditioned or delayed) (other than a Co‐Borrower or an Affiliate thereof); provided, however, prior to an Event of Default arising pursuant to Section 6.01(a) or 6.01(d) in no event shall a Disqualified Lender constitute an Eligible Assignee. “Eligible Portfolio Asset” means (i) each of the Initial Portfolio Assets, (ii) each other General Partner Investment owned by a Loan Party which complies with the Investment Guidelines (as determined at the time such Eligible Portfolio Asset is included in the Borrowing Base) including, any assets received as Distributions In Kind, and (iii) each other Portfolio Asset that constitutes a Loan Asset that is approved by the Servicer, and in each case, that is not subject to any security interest, Lien or other encumbrance other than those granted to Administrative Agent herein (subject to Permitted Liens), subject to removal from the Borrowing Base and a corresponding reduction to the LTV, at the election of the Servicer if there has been (a) a Material Investment Event, (b) a Material Modification, (c) Underlying Obligor Default, (d) proceedings pending or, to any Loan Party’s knowledge, threatened (i) with respect to a Bankruptcy Event with respect to any applicable Obligor or (ii) wherein any applicable Obligor, any other party or any governmental entity has alleged that such Portfolio Asset or its related Underlying Agreement or any of its Required Portfolio Documents is illegal or unenforceable has occurred and is continuing and (e) in connection with a Sale under Section -14- USActive 58806140.10 -14-60444631.4 SK 28388 0001 10656366 v3

2.11; provided, that any Eligible Portfolio Asset so removed from the Borrowing Base shall cease to be an Eligible Portfolio Asset; provided, further, that with respect to each Initial Portfolio Asset described in Schedule VII, each such Initial Portfolio Asset shall be deemed not to be an Eligible Portfolio Asset, and shall not be included in the Borrowing Base or the calculation of the LTV until the Post Closing Condition with respect to such Initial Portfolio Asset is satisfied, as determined by the Administrative Agent, acting at the direction of the Majority Lenders. “Eligible Receivable” means an amount which is due and owing with respect to an Eligible Portfolio Asset which is not more than 60 days past due and for which the applicable Loan Party reasonably believe such amount will be paid prior to the end of such 60 day period. “Employee Benefit Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA which is or was subject to ERISA (other than a Pension Plan or Multiemployer Plan) and maintained by, contributed to, or required to be maintained or contributed to by a Co‐Borrower, Holdings or any ERISA Affiliate. “Environmental Laws” means any and all foreign, federal, State and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials. “Equity Interests” means, all shares, options, warrants, general or limited partnership interests, membership interests or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11‐1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act). “Equity Investment” means any investment or co‐investment made by a Loan Party directly in the Equity Interests of another Person. “Equity Investment Agreement” means, the investment agreement, co‐investment agreement, partnership agreement, limited liability company agreement, shareholder agreement, subscription agreement, or other similar document governing and evidencing an Equity Investment, including any side letters relating thereto to which a Loan Party is a party or is otherwise binding on such Loan Party. “Equity Investment Capital Call” means with respect to an Equity Investment, a call upon all or any Obligors for payment of all or any portion of their Equity Investment Capital Commitment. “Equity Investment Capital Commitment” means, with respect to any Equity Investment, the commitment, if any, of an Obligor to make Equity Investment Capital Contributions or otherwise providing funding to any Obligor in response to an Equity Investment Capital Call -15- USActive 58806140.10 -15-60444631.4 SK 28388 0001 10656366 v3

pursuant to the Equity Investment Agreement and any related subscription agreement or other offering materials governing such Equity Investment from time to time. “Equity Investment Capital Contribution” means, for any Obligor with respect to any Equity Investment, any capital contribution or other funding made by such Obligor in response to an Equity Investment Capital Call. “Equity Investment Obligations” means, the obligations of any Person with respect to any Equity Investments (including any related Equity Investment Capital Commitment). “Equity Investment Transfer Agreement” means, any transfer agreement or consent to transfer relating to an Equity Investment, to the extent required in connection with such transfer. “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with a Loan Party or Holdings within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code or Section 302 of ERISA). “ERISA Event” means (a) the occurrence of any Reportable Event; (b) the failure by Holdings, a Loan Party or any ERISA Affiliate to meet the minimum funding standard of Section 412 or 430 of the Code and Section 302 or 303 of ERISA with respect to any Pension Plan (whether or not waived), the failure to make by its due date a required installment under Section 430(j) of the Code or Section 303(j) of ERISA with respect to any Pension Plan or the failure by Holdings, a Loan Party or any ERISA Affiliate to make any required contribution to a Multiemployer Plan; (c) the determination that any Pension Plan is considered an at‐risk plan or that any Multiemployer Plan is endangered or is in critical status within the meaning of Section 430, 431 or 432 of the IRC or Section 303, 304 or 305 of ERISA, as applicable; (d) the incurrence by Holdings, a Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA, other than for PBGC premiums not yet due; (e) the provision to Holdings, a Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Pension Plan or Multiemployer Plan or to appoint a trustee to administer any Pension Plan or Multiemployer Plan or the occurrence of any event or condition which would reasonably be expected to constitutes grounds under Section 4041 or 4042 of ERISA for the termination of, or the appointment of a trustee to administer any Pension Plan or Multiemployer Plan or the institution by the PBGC of proceedings to terminate any Pension Plan or Multiemployer Plan; (f) the withdrawal of a Holdings, Loan Party or any ERISA Affiliate from a Pension Plan or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA or the cessation of operations by Holdings, a Loan Party or any ERISA Affiliate that would be treated as a withdrawal from a Pension Plan under Section 4062(e) of ERISA; (g) the imposition of liability on a Holdings, Loan Party or any ERISA Affiliate pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (h) the partial or complete withdrawal (within the meaning of Section 4203 and 4205 of ERISA) by Holdings, a Loan Party or any ERISA Affiliate from any -16- USActive 58806140.10 -16-60444631.4 SK 28388 0001 10656366 v3

Multiemployer Plan or the receipt by Holdings, a Loan Party or any ERISA Affiliate of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (i) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan, or the assets thereof, or against a Holdings, Loan Party, or any ERISA Affiliate in connection with any Employee Benefit Plan; or (j) the imposition of a Lien on the property of Holdings, a Loan Party pursuant to Section 430(k) of the Code or pursuant to Section 303(k) or 4068 of ERISA or otherwise. “Erroneous Payment” has the meaning assigned to it in Section 7.10(a). “Event of Default” has the meaning assigned to that term in Section 6.01. “Excepted Persons” has the meaning assigned to that term in Section 11.11(a). “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Amounts” means, without duplication, (a) any amount received in any Collection Account which is attributable to the payment of any non‐income Tax, fee or other charge imposed by any Governmental Authority on any Portfolio Asset or on any Underlying Collateral, and (b) any amount received in the Collection Account with respect to any Portfolio Asset that is no longer owned by a Loan Party pursuant to a Sale pursuant to Section 2.11(a) to the extent such received amount is attributable to a time after the effective date of such Sale and (c) amounts deposited in any Collection Account which were not required to be deposited therein or were deposited in error. “Excluded Assets” has the meaning assigned to that term in Section 2.10(c). “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient under any Transaction Document: (a) any Taxes imposed on (or measured by) net income (however denominated), any franchise Taxes, and any branch profits Taxes, in each case by (i) the jurisdiction under the laws of which such Recipient is organized or in which such Recipient’s principal office is located or, in the case of any Lender, in which such Lender’s applicable lending office is located or (ii) a jurisdiction as the result of any other present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any Transaction Document or any Advance, loan or commitment made pursuant to this Agreement); (b) in the case of a Lender, United States federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment (other than pursuant to an assignment requested by Section 2.15(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to -17- USActive 58806140.10 -17-60444631.4 SK 28388 0001 10656366 v3

such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(e) or (f); and (d) any withholding Taxes imposed under FATCA. “Facility Increase” has the meaning assigned to that term in Section 2.14(a). “Facility Increase Notice” has the meaning assigned to that term in Section 2.14(a). “Facility Termination Date” means the date on which the aggregate outstanding principal amount of the Advances have been repaid in full and all accrued and unpaid interest thereon, all Fees and all other Obligations (other than contingent indemnification obligations not then due and owing) have been paid in full, the Commitments of the Lenders hereunder have been terminated and the Co‐ Borrowers have no further right to request any additional Advances. “Facility Upsize Denial” has the meaning assigned to that term in Section 2.04(d). “FATCA” means Sections 1471 through 1474 of the Code as in effect on the date hereof (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations promulgated thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date hereof (or any amended or successor version described above) and any intergovernmental agreements (or related rules, legislation or official administrative guidance) implementing such provisions of the Code or any non‐U.S. laws implementing the foregoing. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, (i) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to major banks selected by the Administrative Agent on such day on such transactions as reasonably determined by the Administrative Agent. Notwithstanding the foregoing or any other provision of this Agreement, the rate determined pursuant to this definition shall not be less than the Floor. “Fee Letters” means the Agent Fee Letter, the Servicer Fee Letter, the CommitmentStructuring Fee Letter and each other fee letter agreement entered into by and among the Co‐Borrowers and any of the Administrative Agent, the Servicer, Barings LLC and any Lender in connection with the transactions contemplated by this Agreement. “Fees” means the fees payable to the Servicer, the Administrative Agent, any Account Bank, Barings LLC, any Lender or any other applicable agent or party pursuant to the terms of the Fee Letters or the other Transaction Documents. “Floor” means 0.25% -18- USActive 58806140.10 -18-60444631.4 SK 28388 0001 10656366 v3

“First Amendment Effective Date” means June 28, 2023. “Foreign Pledge Agreements” means collectively, the Australian Pledge Agreement, the Guernsey Pledge Agreement, and the UK Pledge Agreement “GAAP” means, generally accepted accounting principles as in effect from time to time in the United States. “General Partner” means an entity into which a General Partner Investment was made. “General Partner Investment” means, an Equity Investment the recipient of which is an entity that is responsible, either alone or with others, for managing, operating or Controlling an Investment Fund as a general partner, managing member or other Person of similar authority. “Governmental Authority” means, with respect to any Person, any nation or government, any state or other political subdivision thereof or any entity, authority, agency, division or department exercising the executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to a government and any court or arbitrator having jurisdiction over such Person (including any supra‐national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Guarantee” of or by any Person (the “guarantor”) shall mean any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly and including any obligation, direct or indirect, of the guarantor (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued in support of such Indebtedness or obligation; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not so stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith. The term “Guarantee” used as a verb has a corresponding meaning. “Guarantors” means each UK Guarantor and each other Person that from time to time guaranties the Obligations. -19- USActive 58806140.10 -19-60444631.4 SK 28388 0001 10656366 v3

“Guaranty Agreement” means that certain Guaranty Agreement, dated as of the date hereof, by and among the UK Guarantors from time to time party thereto and the Administrative Agent. “Guernsey Pledge Agreement” means the Guernsey law governed document entitled “Security Interest Agreement” dated on our around the date of this Agreement between Kudu and the Administrative Agent and creating a security interest in and to the collateral described therein to the Administrative Agent in favor of the Lenders “Hazardous Materials” means any substances or materials (a) that are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law; (b) that are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated as such by any Governmental Authority; (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other approval by a Governmental Authority; (e) that are deemed to constitute a nuisance or a trespass that pose a health or safety hazard to Persons or neighboring properties; (f) that consist of underground or aboveground storage tanks, whether empty, filled or partially filled with any substance; or (g) that contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas. “Holdings” has the meaning assigned to that term in the preamble hereto. “Holdings AML and International Trade Default” means, any one of the following events: (a) that any representation contained Section 4.05(l) is or becomes false at any time; or (b) a Loan Party fails to comply with the covenant contained in Section 11.21(d)(i) in any material respect at any time. “IFRS” means international accounting standards within the meaning of International Accounting Standards Regulation 1606/2002 to the extent applicable to the relevant financial statements delivered under or referred to herein. “Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (iv) all obligations of such Person under any conditional sale or other title retention agreement(s) relating to property acquired by such Person, (v) all Capital Lease Obligations of such Person, (vi) all obligations, contingent or otherwise, of such Person in respect of letters of credit, acceptances or similar extensions of credit, (vii) all Guarantees of such Person of the type of Indebtedness described in clauses (i) through (vi) above, (viii) all Indebtedness of a third party secured by any Lien on property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (ix) all obligations of such Person, contingent or otherwise, to -20- USActive 58806140.10 -20-60444631.4 SK 28388 0001 10656366 v3

purchase, redeem, retire or otherwise acquire for value any Equity Interests of such Person (other than pursuant to any repurchase or redemption offer voluntarily made by such Person), (x) all net obligations of such Person in respect of derivative transactions and (xi) all Off‐Balance Sheet Liabilities. “Indemnified Amounts” has the meaning assigned to that term in Section 10.01(a). “Indemnified Party” has the meaning assigned to that term in Section 10.01(a). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of a Loan Party or Holdings under any Transaction Document and (b) to the extent not otherwise described in (a), Other Taxes. “Indorsement” has the meaning specified in Section 8‐102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning. “Information” has the meaning assigned to that term in Section 11.11(e). “Initial Advance” means the first Advance made to a Co‐Borrower pursuant to Article II. “Initial Lender” means, Massachusetts Mutual Life Insurance Company. “Initial Portfolio Assets” means, the General Partnership Investments owned by a Loan Party on the Closing Date, as set forth on Schedule I delivered on the Closing Date. “Interest Period” means, with respect to any Advance (a) initially, the period commencing on the Advance Date with respect to such Advance to but excluding the first Payment Date to occur after the date of such Advance and (b) thereafter, each successive period from and including each Payment Date to but excluding the following Payment Date; provided that, if an Interest Period would extend beyond the Maturity Date, then such Interest Period shall end on the Maturity Date. “Interest Reserve Account” means the account established at the Account Bank which shall be subject to an Account Control Agreement pursuant to which the Co‐Borrowers shall maintain the Interest Reserve Amount. “Interest Reserve Amount” means as of any date of determination an amount equal to the aggregate amount of interest payments payable on Indebtedness arising under this Agreement for the most recent quarter then ended multiplied by (4) four, which amount may consist of cash and/or Eligible Receivables expected to accrue as of such quarter‐end; provided that the aggregate amount of Eligible Receivables may not exceed more than 30% of the Interest Reserve Amount. “Interim-Period Payment Date” has the meaning assigned to that term in the definition of “Payment Date”. -21- USActive 58806140.10 -21-60444631.4 SK 28388 0001 10656366 v3

“Investment Advisers Act” means the U.S. Investment Advisers Act of 1940, as amended from time to time. “Investment Fund” means any investment vehicle (regardless of form), including any intermediate vehicle, for which a General Partner acts as the general partner, managing member or other Person of similar authority or having a similar role. “Investment Fund Agreements” means for any Investment Fund, its organizational documents of which a Responsible Person of a Co‐Borrower has knowledge, including: (a) in the case of any limited partnership, exempted limited partnership or similar form of business entity, the limited partnership agreement, exempted limited partnership agreement of such Person, agreement with any investor or partner, offering document, private placement memorandum, or other agreement to which the Investment Fund is a party; (b) in the case of any limited liability company, the certificate of formation, limited liability company agreement and/or operating agreement of such Person, agreement with any investor or partner, offering document, private placement memorandum, or other agreement to which the Investment Fund is a party; and (c) in the case of a corporation or an exempted company, the certificate of incorporation and the memorandum of association and articles of association and/or the bylaws (or equivalent) of such Person, agreement with any investor or partner, offering document, private placement memorandum, or other agreement to which the Investment Fund is a party. “Investment Guidelines” means the investment guidelines set forth on Schedule V as may be amended from time to time with the prior written consent of the Servicer, not to be unreasonably withheld, conditioned or delayed. “Investment Value” means, as of any date of determination, with respect to any Eligible Portfolio Asset, the fair value calculated in accordance with Applicable Accounting Principles and subject to the Valuation Policy, as reported by the Loan Parties in their latest quarterly reports delivered by the Administrative Borrower to the Administrative Agent; provided that if the Initial Lender believes in good faith and determines in a commercially reasonable manner that the valuation does not reflect the accurate value of an Eligible Portfolio Asset then the Initial Lender may select a third party valuation firm with the consent of the Administrative Borrower, and the value for such Eligible Portfolio Asset shall be the Lender’s new valuation (the reasonable and documented out‐of‐pocket costs and expenses of the first new valuation requested by the Initial Lender during any twelve‐month period will be paid, on a joint and several basis, by the Co‐Borrowers and the costs and expenses of each subsequent new valuation requested by the Initial Lender during such twelve‐month period will be paid by the Lenders). “Kudu” has the meaning given to that term in the preamble hereto. “Kudu US” has the meaning given to that term in the preamble hereto. “Lender” means collectively, the Initial Lender and any other Person to whom any Lender assigns any part of its rights and obligations under this Agreement and the other Transaction Documents in accordance with the terms of Section 11.04 and any other party that becomes a lender pursuant to an Assignment and Assumption Agreement. -22- USActive 58806140.10 -22-60444631.4 SK 28388 0001 10656366 v3

“Lender Covered Entity” means each (a) Lender and its subsidiaries and (b) each Person that, directly or indirectly, is in control of a Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the direct or indirect (i) ownership of, or power to vote, 25% or more of the issued and outstanding Equity Interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person or (ii) power to direct or cause the direction of the management and policies of such Person whether by ownership of Equity Interests, contract or otherwise. “Lien” means any mortgage or deed of trust, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, claim, preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale, lease or other title retention agreement, sale subject to a repurchase obligation, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing and including any “security interest” under the Australian PPSA, but excluding any interest described in section 12(3) of the Australian PPSA that does not, in substance, secure payment or performance of an obligation), or the filing of or financing statement perfecting a security interest under the UCC or comparable law of any jurisdiction. “Loan Asset” means (a) any loan interest in the loan obligations of any applicable Obligor, (b) any note, bond, debenture or other debt security, (c) any such Loan Asset owned by or Transferred to a Loan Party and (d) the Australian Collateral, which includes (i) the Portfolio Asset File therefor, and (ii) all right, title and interest in and to (A) such loan interest, note, bond, debenture or other debt security, (B) the related Underlying Loan Agreement and (C) any Underlying Collateral. “Loan Parties” means, each Co‐Borrower, each UK Guarantor, and each other Person that (i) executes a guaranty of the Obligations and/or (ii) grants a Lien on all or substantially all of its assets to secure payment of the Obligations. “LTV” means, as of any date of determination, the ratio of (i) Advances Outstanding as of such date to (ii) the aggregate Investment Value of all Eligible Portfolio Assets plus cash and cash equivalents which are deposited in anany Collection Account and the Interest Reserve Account, in each case subject to an Account Control Agreement, as of such date. “LTV Certificate” means, a certificate setting forth the calculation of LTV as of the applicable date of determination, substantially in the form of Exhibit A, prepared by the Administrative Borrower and in form reasonably acceptable to the Servicer. “LTV Trigger Event” means, if, as of any date of determination, after the six month anniversary of the Closing Date, the LTV exceeds the Maximum LTV Percentage. “Majority Lenders” means the Lenders representing an aggregate of more than 50% of the aggregate Commitments. The Commitments of any Defaulting Lender shall be disregarded in determining the Majority Lenders at any time. -23- USActive 58806140.10 -23-60444631.4 SK 28388 0001 10656366 v3

“Management Contracts” means the management contracts entered into by any Loan Party in connection with the management of a Portfolio Asset. “Market Trigger Event” means, as of any date of determination, (i) an Event of Default has occurred and is continuing, (ii) an LTV Trigger Event has occurred and is continuing, (iii) the Debt Service Coverage Ratio (commencing with the period ending September 30, 2021) as of such date is (I) if on any date of determination during the calendar year 2024, less than 2.5:1.0 and (II) thereafter, less than 3.0:1.0, (iv) [reserved], (v) a Material Investment Event or a Material Modification has occurred and is continuing, (vi) the Eligible Portfolio Assets consist of less than six (6) separate General Partnership Investments or the aggregate Investment Value of all Eligible Portfolio Assets is less than $300,000,000, or (vii) the occurrence of a Ratings Event. For the avoidance of doubt, the occurrence of a Market Trigger Event under this Agreement shall not constitute an Event of Default. “Material Adverse Effect” means (a) a material adverse effect on the business, financial condition, operations, liabilities (actual or contingent) or performance of Holdings and the Loan Parties, taken as a whole, (b) a material adverse effect on the validity or enforceability of this Agreement or any other Transaction Document, (c) a material impairment of the rights and remedies of the Administrative Agent, the Servicer, any Lender or any other Secured Parties with respect to matters arising under this Agreement or any other Transaction Document, (d) a material adverse effect on the ability of Holdings and the Loan Parties, taken as a whole, to perform their respective obligations under this Agreement or any other Transaction Document or (e) a material adverse effect on the existence, perfection, priority or enforceability of the Administrative Agent’s or the other Secured Parties’ Lien on the Collateral Portfolio; provided that, in each case, there shall be no Material Adverse Effect to the extent such Material Adverse Effect arises from the action (or inaction) of the Administrative Agent, the Servicer, any Lender or any other Secured Party. “Material Investment Event” means, any of the following with respect to an Eligible Portfolio Asset that is an Equity Investment (a) a Bankruptcy Event, (b) a Partnership Default Trigger Event, (c) a complete write‐down or write‐off or any reduction in excess of 50% of the Investment Value of such Eligible Portfolio Asset by a Co‐Borrower and (d) the occurrence of any “change of control”, “key man event” (or such similar term or concept) under the Constituent Documents of such Eligible Asset that, in the reasonable determination of the Servicer, results in a reduction in excess of 50% of the Investment Value of such Eligible Portfolio Asset. In the event of a Material Investment Event, the relevant Eligible Portfolio Asset with respect to which such Material Investment Event has occurred shall be excluded from the Borrowing Base and a corresponding reduction to the LTV. “Material Modification” means, any of the following with respect to an Eligible Portfolio Asset that is a Loan Asset, any amendment or waiver of, or modification or supplement to, or termination, cancellation or release of, an Underlying Loan Agreement for such Eligible Portfolio Asset, which is material and adverse to the interests of the Lenders, the Co‐Borrowers or the Portfolio Assets taken as a whole. In the event of a Material Modification, the relevant -24- USActive 58806140.10 -24-60444631.4 SK 28388 0001 10656366 v3

Eligible Portfolio Asset with respect to which such Material Modification has occurred shall be excluded from the Borrowing Base and a corresponding reduction to the LTV.

"Maturity Date" means the earlier to occur of (a) the fifteenth (15th) anniversary of the Closing Date, or if such date is not a Business Day, the immediately preceding Business Day, and (b) the date the Advances are accelerated upon the occurrence of an Event of Default.

"Maximum Availability" means, at any time, the lesser of (a) the Maximum Facility Amount at such time and (b) the Borrowing Base at such time.

"Maximum Facility Amount" means, at any time, an amount equal to the aggregate Commitments of the Lenders at such time. The Maximum Facility Amount (i) on the Closing Date is $300,000,000 and (ii) on the Second Amendment Effective Date is $350,000,000.

"Maximum LTV Percentage" means, as of any date of determination, the applicable percentage set forth below.

Year after Closing	0 to end of year 3	Beginning of year 4 to end of year 6	Beginning of year 7 to end of year 8	Beginning of year 9 to end of year 10	Thereafter
Max LTV	50%	40%	25%	15%	0%

Years After Second Amendment Effective Date	**Maximum LTV Percentage**
June 28, 2024 – June 27, 2027	50%
June 28, 2027 – June 27, 2029	40%
June 28, 2029 – June 27, 2031	25%
June 28, 2031 – June 27, 2034	15%
June 28, 2034 – June 27, 2036	0%
Thereafter	0%

"Maximum Rate" has the meaning assigned to that term in Section 2.05(g).

"Minimum UsageUtilization Amount" means, as of any date of determination, (i) prior to March 31, 2025, an amount equal to seventy percent (70%) of the Maximum Facility Amount as of the Closing Date and (ii) from and after March 31, 2025, an amount equal to seventy percent (70%) of the Maximum Facility Amount as of such date.

-25-

USActive 58806140.10 25 60444631.4
SK 28388 0001 10656366 v3

“Moody’s” means Moody’s Investors Services, Inc., or any successor thereto. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which Holdings, a Loan Party or any ERISA Affiliate contributed or had any obligation to contribute on behalf of its employees at any time during the current year. “Multiple Employer Plan” means an employee benefit plan (as defined in Section 3(3) of ERISA) which has two or more contributing sponsors (including Holdings, each Loan Party or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA. “NAIC” means National Association of Insurance Commissioners. “Net Income” means for any period, the net income (or loss) of the Loan Parties, determined on a consolidated basis, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP. “Non‐Call Period” has the meaning assigned to that term in Section 2.04(d). “Non‐Consenting Lender” means any Lender that does not approve any consent, waiver, amendment, modification or termination that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 11.01 and (b) has been approved by the Majority Lenders. “Non‐Dollar Amount” has the meaning assigned to that term in the definition of “Dollar Equivalent.” “Non‐U.S. Lender” has the meaning assigned to that term in Section 2.13(e). “Non‐Usage Fee” shall mean, for any day, from and including the Closing Date to, but excluding, the Facility Termination Date and other than any day on which a Market Trigger Event has occurred and is continuing (with written notice of such Market Trigger Event provided to the Administrative Agent), a fee equal to the greater of (a) zero and (b) 0.50% multiplied by the difference between (i) the Maximum Facility Amount and (ii) the Advances Outstanding on such day. For purposes of this definition, Advances requested by the Administrative Borrower but not funded by a Defaulting Lender shall be deemed funded for purposes of calculating Advances Outstanding. “Notice of Borrowing” means a written notice of borrowing from the Administrative Borrower to the Administrative Agent substantially in the form of Exhibit B. “Notice of Exclusive Control” means a “Notice of Exclusive Control” or similar notice as defined in the applicable Account Control Agreement, or the UK Pledge Agreement, as applicable. “NRSRO” means Nationally Recognized Statistical Rating Organization. -26- USActive 58806140.10 -26-60444631.4 SK 28388 0001 10656366 v3

“Obligations” means, all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Loan Parties to the Lenders, the Administrative Agent, the Account Bank, the Servicer, Barings LLC or any other Secured Party arising under this Agreement or any other Transaction Document and shall include all liability for principal of and interest on the Advances, Fees, indemnifications and other amounts due or to become due by the Loan Parties to the Lenders, the Administrative Agent, the Account Bank, the Servicer, Barings LLC and any other Secured Party under this Agreement or any other Transaction Document, including any Fee Letter, and costs and expenses payable by the Loan Parties to the Lenders, the Administrative Agent, the Account Bank, the Servicer, Barings LLC or any other Secured Party, including reasonable and documented attorneys’ fees, costs and expenses, including interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding). “Obligor” means, collectively, each Person (i) that has issued Equity Interests of any Equity Investment held or acquired directly by a Co‐Borrower or a UK Guarantor, as applicable, or (ii) that is obligated to make payments under a Loan Agreement, including any guarantor thereof. “OFAC” has the meaning assigned to that term in the definition of “Sanctions and Anti‐Terrorism Laws.” “Off‐Balance Sheet Liabilities” of any Person shall mean (i) any liability of such Person under any sale and leaseback transactions that do not create a liability on the balance sheet of such Person or (ii) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person. “Other Taxes” has the meaning assigned to that term in Section 11.07(b). “Pari Passu Incremental Debt” means Indebtedness of the Co‐Borrowers in respect of one or more senior secured credit facilities that (x) may be secured by Liens on the Collateral that are pari passu with or junior to the Liens of the Administrative Agent, and (y) may rank pari passu with or subordinated to, the Obligations, and that are issued or made in lieu of any Facility Increase pursuant to a loan agreement or otherwise; provided, that no Pari Passu Incremental Debt shall be permitted unless the Lenders fail to provide or arrange a Facility Increase pursuant to Section 2.14; provided, further that: (1) the aggregate principal amount of Pari Passu Incremental Debt shall not exceed the lesser of (i) the amount of the requested Facility Increase not otherwise provided or arranged by the Lenders and (ii) $50,000,000; (2) the conditions otherwise applicable to a Facility Increase pursuant to Section 2.14 are satisfied immediately after giving effect thereto; -27- USActive 58806140.10 -27-60444631.4 SK 28388 0001 10656366 v3

(3) such Pari Passu Incremental Debt shall (i) have terms substantially identical to, or (taken as a whole) no more favorable (as reasonably determined by the Administrative Borrower and the Initial Lender) to the lenders or holders providing such Pari Passu Incremental Debt than, those applicable to the then existing Advances and Obligations hereunder and the documentation relating thereto shall be in form and substance reasonably satisfactory to the Initial Lender; and (4) the lenders providing such Pari Passu Incremental Debt shall be acceptable to the Initial Lender, such approval not to be unreasonably withheld, conditioned or delayed. “Participant” has the meaning assigned to the term in Section 11.04(d). “Participant Register” has the meaning assigned to that term in Section 2.03(c). “Partnership Default Trigger Event” means, on any date of determination, a default by any Loan Party, directly or indirectly in its material payment obligations relating to any Equity Investments with an aggregate Investment Value as of such date in excess of 15% of the Borrowing Base (including failure of any Loan Party, directly or indirectly with respect to its Equity Investment Obligations, including failure to fund any duly called Equity Investment Capital Call in respect of such Equity Investment beyond any applicable notice and cure period contained in the Constituent Documents of the issuer of such Equity Investment); provided, that, in the event that the aggregate Investment Value of such Equity Investments as of such date is 15% or less of the Borrowing Base, such default shall not constitute a “Partnership Default Trigger Event” and in lieu thereof such amount shall be deducted from the Borrowing Base. “Payment Date” means (a) with respect to any unscheduled payments made at the Administrative Borrower’s option, any date specified by the Administrative Borrower so long as no more than two (2) such Payment Dates per calendar quarter (or such higher number agreed to by the Initial Lender and the Administrative Agent) are declared pursuant to this clause (a) (such unscheduled payment date, an “Interim-Period Payment Date”), (b) with respect to regularly scheduled payment dates, the last Business Day of each calendar quarter (commencing on June 30, 2021such regularly scheduled payment date, a “Scheduled Payment Date”) and (bc) the Maturity Date; provided that, the Administrative Borrower shall deliver written notice to the Administrative Agent and the Initial Lender at least three (3) Business Days prior to any Interim-Period Payment Date. “Payment Date Report” means a report delivered by the Administrative Borrower and approved by the Servicer pursuant to Section 2.09, substantially in the form of Exhibit F. “PBGC” means the United States Pension Benefit Guaranty Corporation referred to and defined in ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan but not a Multiemployer Plan) that is maintained or is contributed to by -28- USActive 58806140.10 -28-60444631.4 SK 28388 0001 10656366 v3

Holdings, a Loan Party or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code. “Permitted Debt” means any of the following: (a) Indebtedness arising in connection with the endorsement of instruments for deposit, (b) Indebtedness secured by liens of the type described in clause (a) or (c) of the definition of “Permitted Liens”, (c) capital commitments or other funding requirements under any Portfolio Asset, (d) obligations payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business, (e) Indebtedness in respect of netting services and overdraft protections and otherwise in connection with deposit accounts, (f) obligations to prime brokers and derivative counterparties in connection with transactions entered into in the ordinary course of business, (g) Pari Passu Incremental Debt and (hg) accrued and unpaid earn‐outs and other similar contingent consideration obligations. “Permitted Liens” means any of the following: (a) Liens for Taxes if such Taxes shall not at the time be due or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in accordance with Applicable Accounting Principles have provided for on the books of such Person; (b) Liens imposed by law, such as materialmen’s, warehousemen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens, arising by operation of law in the ordinary course of business for sums that are not overdue or are being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with Applicable Accounting Principles have been provided on the books of the applicable Person; (c) Liens granted pursuant to or by the Transaction Documents; (d) Liens in favor of the Account Bank (i) which arise as a matter of law on items in the course of collection or encumbering deposits or other similar Liens (including the right to set off), (ii) which result from contractual rights of set off relating to the establishment of depository relations with such financial institution or relate to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business, or (iii) routinely imposed on securities or deposit accounts by the Account Bank, to the extent permitted under the Account Control Agreement, (e) Liens of clearing agencies, broker‐dealers and similar Liens incurred in the ordinary course of business attaching to securities (or proceeds) being purchased or sold or reasonable and customary initial deposits; (f) Liens on securities or other property in favor of prime brokers or Persons holding such securities or other property in a custodial capacity to secure fees and other amounts owed to such prime brokers or other Persons and (g) Liens arising out of judgments or awards that do not constitute an Event of Default under Section 6.01(e). “Person” means an individual, limited partnership, partnership, corporation (including a statutory or business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity. “Plan Assets” means the “plan assets” of an “employee benefit plan” subject to Title I of ERISA or a “plan” subject to Section 4975 of the Code, as determined under 29 C.F.R. Section 2510.3‐101, as modified by Section 3(42) of ERISA. -29- USActive 58806140.10 -29-60444631.4 SK 28388 0001 10656366 v3

“Pledged Equity” means the US Pledged Equity and the UK Pledged Equity. “Portfolio Asset” means, collectively, (i) all of the Loan Parties’ Equity Investments, (ii) any Loan Asset held by a Loan Party, which Equity Investments, Loan Assets or ownership interest includes, as applicable, (a) the Portfolio Asset File therefor, and (b) all right, title and interest of such Loan Party in and to (i) such debt interest, and (ii) the related Underlying Agreement and any Underlying Collateral. “Portfolio Asset Assignment” means each (a) Equity Investment Transfer Agreement, and (b) assignment or other agreement pursuant to which any Portfolio Asset not originated by a Loan Party is Transferred to a Loan Party (i) in a form substantially based upon the form document for loan assignments of the Loan Syndications and Trading Association, (ii) in a form substantially based upon the form document for assignments required by the related Underlying Agreement, or (iii) in a form reasonably agreed to by the Co‐Borrowers and reasonably acceptable to the Majority Lenders on or prior to the Closing Date or Cut‐Off Date for such Portfolio Asset, as the case may be. “Portfolio Asset Checklist” means, with respect to each Portfolio Asset, an electronic or hard copy, as applicable, of a checklist delivered, by or on behalf of each Loan Party to the Servicer of all Required Portfolio Documents and all other agreements, instruments, certificates or other documents and items required to be executed or delivered in connection with a Portfolio Asset, including the Required Portfolio Documents therefor. “Portfolio Asset File” means, with respect to each Portfolio Asset, a file containing each of the agreements, instruments, certificates and other documents and items set forth on the Portfolio Asset Checklist with respect to such Portfolio Asset. “Portfolio Asset Schedule” means, (a) a schedule of the Portfolio Assets and setting forth for each such Portfolio Asset (i) the legal name of the applicable Obligor, (ii) the current principal balance or nominal value or amount or percentage ownership interest held by a Loan Party, as applicable, (iii) any Portfolio Asset Assignment for each Portfolio Asset, (iv) whether such Portfolio Asset is an Eligible Portfolio Asset and (v) the other information specified for a Portfolio Asset as set forth on Schedule I, as delivered by or on behalf of such Loan Party, as applicable, to the Servicer and as updated from time to time as provided herein or (b) a Servicing Report containing the information described in clauses (a)(i) through (a)(v) above. “Post Closing Condition” means, each action that each Loan Party, as applicable, is required to take within the applicable periods set forth in Schedule VII, subject to Section 5.01(dd). “Potential Default” means, any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Prime Rate” means, as of any day, the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal -30- USActive 58806140.10 -30-60444631.4 SK 28388 0001 10656366 v3

Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Administrative Agent). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective. Notwithstanding the foregoing or any other provision of this Agreement, the rate determined pursuant to this definition shall not be less than the Floor. “Prepayment Premium” means, in connection with any termination or reduction of any or all of the Commitments prior to the end of the Non-Call Period pursuant to Sections 2.04(d), a prepayment premium in an amount equal to: (i) after the Closing Date until (but excluding) the third anniversary of the Closing Date, 23% of the terminated portionamount of the Commitments in effect on the Closing Date with respect to any Change of Control Denial and 3% of the terminated portion of the Commitments in effect on the Closing Date with respect to a Facility Upsize Denial, (ii) on or after the third anniversary of the Closing Date until (but excluding) the sixth anniversary of the Closing Date, 2% of the Advances Outstanding on such date with respect to any Change of Control Denial and 3% of the Advances Outstanding on such date with respect to a Facility Upsize Denial, and (iii) on or after the start of the sixth anniversary of the Closing Date until (but excluding) the tenth anniversary of the Closing Date, 2% of the Advances Outstanding on such date. The Majority Lenders shall provide written notice to the Administrative Agent promptly following the occurrence of a Change of Control Denial or an Facility Upsize Denialso terminated or reduced on the date of such prepayment. “Pro Rata Share” means, with respect to any Lender, as of any date of determination, the ratio of such Lender’s Commitment to the aggregate Commitments of all Lenders, which shall be determined based upon its share of the outstanding Advances and unused Commitments at such time (or after the date on which the Advances have been paid in full and the Commitments are terminated in accordance with such Lender’s pro rata share immediately prior to the date on which the Advances are paid in full and the Commitments are terminated). “Proceeds” means, with respect to the Collateral, all property that is receivable or received when such Collateral is collected, sold, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Collateral. “Qualified Institution” means (i) a depository institution or trust company organized under the laws of the United States or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (a) that has either (1) a long‐term unsecured debt rating of “Baa2” or better by Moody’s and “BBB” or better by S&P or (2) a short‐term unsecured debt rating or certificate of deposit rating of “A‐1” or better by S&P or “P‐1” or better by Moody’s, (b) the parent corporation of which has either (1) a long‐term unsecured debt rating of “Baa2” or better by Moody’s and “BBB” or better by S&P or (2) a short‐term unsecured debt rating or certificate of deposit rating of “A‐1” or better by S&P and “P‐1” or better by Moody’s or (c) is otherwise acceptable to the Administrative Agent (acting at the direction of Majority Lenders) and (ii) the deposits of which are insured by the Federal Deposit Insurance Corporation. -31- USActive 58806140.10 -31-60444631.4 SK 28388 0001 10656366 v3

“Rating Letter” means a letter issued by an Acceptable Rating Agency in connection with any private debt rating for the Facility, which (a) sets forth the Debt Rating for the Advances, (b) refers to the Private Placement Number, if any, issued by Standard & Poor’s CUSIP Bureau Service in respect of the Advances, (c) addresses the likelihood of payment of both principal and interest on the Facility (which requirement shall be deemed satisfied if either (x) such letter includes confirmation that the rating reflects the Acceptable Rating Agency’s assessment of the Borrower’s ability to make timely payment of interest and ultimate repayment of principal on the Facility or a similar statement or (y) such letter is silent as to the Acceptable Rating Agency’s assessment of the likelihood of payment of both principal and interest and does not include any indication to the contrary), (d) includes such other information describing the relevant terms ofthe Facility as may be required from time to time by the SVO or any other Governmental Authority having jurisdiction over any holder of any Advances and (f) shall not be subject to confidentiality provisions or other restrictions which would prevent or limit the letter from being shared with the SVO or any other Governmental Authority having jurisdiction over any holder of any Facility. For the avoidance of doubt, the form of the Rating Letter issued on the Closing Date shall be deemed to satisfy the foregoing requirements. “Rating Rationale Report” means, with respect to any Rating Letter, a report issued by the Acceptable Rating Agency in connection with such Rating Letter (a) referring to the Private Placement Number, if any, issued by Standard & Poor’s CUSIP Bureau Service in respect of the Advances and (b) setting forth an analytical review of the Advances explaining the transaction structure, methodology relied upon, and analysis of the credit, legal, and operational risks and mitigants supporting the assigned private rating for the Advances, in each case, on the letterhead of the Acceptable Rating Agency or its controlled website and generally consistent with the work product that an Acceptable Rating Agency would produce for a similar publicly rated security and otherwise in form and substance generally required by the SVO or any other Governmental Authority having jurisdiction over any holder of any Advances from time to time. Such report shall not be subject to confidentiality provisions or other restrictions which would prevent or limit the report from being shared with the SVO or any other Governmental Authority having jurisdiction over any holder of any Advances. “Ratings Event” has the meaning assigned to that term in Section 2.18. “Recipient” means (a) the Administrative Agent, and (b) any Lender, as applicable. “Records” means all documents relating to the Portfolio Assets, including books, records and other information executed in connection with the Transfer of and maintenance of the Portfolio Assets in the Collateral Portfolio or maintained with respect to the Collateral Portfolio and the related Obligors that a Loan Party or the Servicer has generated, or in which such Loan Party has otherwise obtained an interest. “Register” has the meaning assigned to that term in Section 2.03(b). “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates. -32- USActive 58806140.10 -32-60444631.4 SK 28388 0001 10656366 v3

“Release Date” has the meaning assigned to that term in Section 2.11(b). “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Removal Effective Date” has the meaning assigned to that term in Section 7.05(b). “Replacement Servicer” has the meaning assigned to that term in Section 8.01(c). “Reportable Compliance Event” means any Lender Covered Entity or Borrower Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint or similar charging instrument, arraigned, or custodially detained in connection with any alleged violation of any Sanctions and Anti‐Terrorism Laws, Anti‐Corruption Laws or Anti‐Money Laundering Laws applicable to such Person. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than an event for which the 30 day notice period has been waived. “Reporting Date” means the last day of each fiscal quarter or, if such date is not a Business Day, the next succeeding Business Day. “Required Portfolio Documents” means, for each Portfolio Asset, copies of the following executed documents or instruments, all as specified on the related Portfolio Asset Checklist, to the extent applicable for such Portfolio Asset: (i) Underlying Agreements, (ii) Portfolio Asset Assignments, (iii) guaranty or indenture, (iv) security agreement or mortgage, (v) indemnities, (vi) stock purchase agreement, (vii) investor rights agreement, (viii) voting agreement, (ix) tax sharing agreement, (x) any Constituent Document, (xi) subscription agreement, (xii) side letter, (xiii) option agreement, (xiv) capital call agreement, (xv) warrant, and (xvi) any other executed documents or agreements related thereto as reasonably requested by the Initial Lender (but solely to the extent in the possession of a Co‐Borrower). “Resignation Effective Date” has the meaning assigned to that term in Section 7.05(a). “Responsible Person” means any duly authorized officer or director of such Person or any other individual duly authorized to act for such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other duly authorized officer or director of such Person or other individual duly authorized to act for such Person to whom such matter is referred because of such officer’s or other individual’s knowledge of and familiarity with the particular subject. “Restricted Junior Payment” means, (a) any dividend or other distribution, direct or indirect, on account of any class of membership interests of a Loan Party now or hereafter outstanding (including any distribution with respect to the liability of such Loan Party’s direct or indirect equity owners for taxes), except a dividend or other distribution paid solely in interests -33- USActive 58806140.10 -33-60444631.4 SK 28388 0001 10656366 v3

of that class of membership interests or in any pari passu or junior class of membership interests of such Loan Party, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests of a Loan Party now or hereafter outstanding, (c) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of a Loan Party now or hereafter outstanding, or (d) any payment of management fees by a Loan Party. “Revolving Loan Note” has the meaning assigned to such term in Section 2.03(a). “S&P” means Standard & Poor’s Rating Services, a division of The McGraw‐Hill Companies, Inc., or any successor thereto. “Sale” or “Sold” has the meaning assigned to that term in Section 2.11(a). “Sanctioned Country” means a country or territory that is the subject of a comprehensive sanctions program maintained under any Sanctions and Anti‐Terrorism Laws (as of the Closing Date, Cuba, Iran, North Korea, Syria and the Crimea region of Ukraine). “Sanctioned Person” means (a) any Person included on a list of designated or restricted Persons maintained by OFAC (including, without limitation, OFAC’s Specially Designated Nationals and Blocked Persons List and Sectoral Sanctions Identifications List), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant Governmental Authority, (b) any Person located, organized, or resident in a Sanctioned Country, or (c) any Person 50% or more owned, directly or indirectly, individually or in the aggregate, or controlled by any such Person or Persons described in clauses (a) or (b). “Sanctions and Anti‐Terrorism Laws” means any and all economic or financial sanctions or trade embargoes or anti‐terrorism laws administered or enforced by the U.S. Government (including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”)), the United Nations Security Council, the European Union, Her Majesty’s Treasury or, as to any person, any other applicable Governmental Authority, and any regulation, order, or directive promulgated, issued or enforced pursuant to such applicable laws, all as amended, supplemented or replaced from time to time. “Scheduled Payment” means, each scheduled Distribution required to be made to a Loan Party on a Portfolio Asset. “Scheduled Payment Date” has the meaning assigned to that term in the definition of “Payment Date”. “SEC” means the U.S. Securities and Exchange Commission, or any successor thereto. “Second Amendment Effective Date” means June 28, 2024. -34- USActive 58806140.10 -34-60444631.4 SK 28388 0001 10656366 v3

“Secured Party” means, the Administrative Agent and each Lender party hereto from time to time (together with its permitted successors and assigns) and the Servicer; provided that in any context requiring a Secured Party to give direction to the Administrative Agent, such reference to Secured Party shall not include the Administrative Agent. “Servicer” means Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, not in its individual capacity, in its capacity as servicer pursuant to the terms of this Agreement, together with its successors and permitted assigns, including any successor appointed pursuant to Article VIII. “Servicer Fee Letter” means, if applicable, any fee letter or letters between the Servicer and each Co‐Borrower entered on or before the Closing Date. “Servicer Termination Event” means the occurrence of any one or more of the following events: (a) a Bankruptcy Event shall occur with respect to the Servicer; (b) the Servicer shall purport to assign its rights or obligations as “Servicer” hereunder (other than as expressly permitted as provided herein); (c) any failure by the Servicer to observe or perform any covenant or other agreement of the Servicer set forth in this Agreement or the other Transaction Documents, which continues to be unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure shall have been given to the Servicer by the Administrative Agent (acting at the direction of the Majority Lenders) or the Administrative Borrower and (ii) the date on which a Responsible Person of the Servicer acquires knowledge thereof (or such extended period of time reasonably approved by the Administrative Borrower not to exceed sixty (60) days in the aggregate; provided that the Servicer is diligently proceeding in good faith to cure such failure or breach); and (d) any representation, warranty or certification made by the Servicer in any Transaction Document or in any certificate delivered by the Servicer pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made. “Servicer Termination Expenses” has the meaning assigned to that term in Section 8.01(b). “Servicer Termination Notice” has the meaning assigned to that term in Section 8.01(b). “Servicing Fees” means the fees set forth in the Servicer Fee Letter that are payable to the Servicer. “Servicing Report” has the meaning assigned to that term in Section 8.08(c)(i). -35- USActive 58806140.10 -35-60444631.4 SK 28388 0001 10656366 v3

“Servicing Standard” means, with respect to any Portfolio Assets included in the Collateral, to service and administer such Portfolio Assets by or on behalf of a Loan Party in accordance with Applicable Law, the terms of this Agreement, the Underlying Agreements and all customary and usual servicing practices for assets like the Portfolio Assets. “Similar Law” has the meaning assigned to that term in Section 4.01(t). “Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the fair value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital. In computing the amount of contingent liabilities or unliquidated at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability and are determined as contingent liabilities in accordance with applicable federal, state and foreign laws governing determinations of insolvency. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “Spot Rate” for a currency means the rate reasonably determined in good faith by the Account Bank (acting upon the instructions of the Administrative Borrower) to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approximately 11:00 a.m. on the date three (3) Business Days prior to the date as of which the foreign exchange computation is made or if such rate cannot be computed as of such date such other date as the applicable Person shall reasonably determine is reasonably appropriate under the circumstances; provided that the Account Bank (acting upon the instructions of the Administrative Borrower) may obtain such spot rate from another financial institution reasonably designated in good faith by such Person if such Person does not have as of the date of determination a spot buying rate for any such currency. “State” means one of the fifty states of the United States or the District of Columbia. “Structuring Fee Letter” means, any fee letter or letters between Barings LLC and the Co-Borrowers, entered into on the Second Amendment Effective Date, as amended, restated, supplemented or otherwise modified from time to time. “Subsidiary” means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of the board of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) -36- USActive 58806140.10 -36-60444631.4 SK 28388 0001 10656366 v3

are at the time beneficially owned and the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. For the avoidance of doubt, no Portfolio Asset shall constitute a Subsidiary for any purpose under the Agreement. “SVO” means the Securities Valuation Office of the NAIC. “Tax Compliance Certificate” has the meaning assigned to that term in Section 2.13(e). “Taxes” means any present or future taxes, levies, imposts, duties, charges, deductions, withholdings (including backup withholding), assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Governmental Authority. “Term SOFR” means a rate per annum equal to the Term SOFR Reference Rate (rounded upward to the next one-sixteenth (1/16th) of one percent (0.0625%), if necessary) for a tenor of three months on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of the relevant Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that, if as of 5:00 p.m. on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “; provided, further, that if Term SOFR Adjustment” means a percentage equal to 0.26% (26 basis points) per annumdetermined as provided above shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR.” “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Transaction Documents” means this Agreement, any Revolving Loan Note, the Account Control Agreement, the Fee Letters, the Guaranty Agreement, the Foreign Pledge Agreements, each Portfolio Asset Assignment and each agreement, instrument, certificate or other document related to any of the foregoing. “Transfer” means (a) the acquisition by, or the transfer or assignment to, a Loan Party of a Portfolio Asset pursuant to a Portfolio Asset Assignment, including, in the case of Portfolio -37- USActive 58806140.10 -37-60444631.4 SK 28388 0001 10656366 v3

Assets that constitute Equity Investments, the transfer or acquisition by a Co‐Borrower of an ownership interest in an Equity Investment pursuant to an Equity Investment Transfer Agreement, and (b) the origination of a Portfolio Asset by a Loan Party pursuant to an Underlying Agreement. “Transferor” means the assignor of a Portfolio Asset under a Portfolio Asset Assignment. “UCC” means the Uniform Commercial Code as adopted in the State of New York or any other state from time to time that governs creation or perfection (and the effect thereof) of security interests in any Collateral. “UK Collateral” has the meaning assigned to the term “Charged Property” in the UK Pledge Agreement. “UK Guarantor” means each of KFO Holdings and KWCP Holdings. “UK Pledge Agreement” means the English law governed debenture dated on or around the date of this Agreement between Kudu, the UK Guarantors and the Administrative Agent. “UK Pledged Equity” has the meaning assigned to each of the terms “Partnership Interests” and “Shares” in the UK Pledge Agreement. “US Collateral” has the meaning assigned to that term in Section 2.10(a). “US Pledged Equity” has the meaning assigned to that term in Section 2.10(b). “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Underlying Agent” means, with respect to a Loan Asset, the servicer, the administrative agent or other similar agent for the lenders party to the Underlying Loan Agreement for such Loan Asset. “Underlying Agreement” means any Equity Investment Agreement or any Underlying Loan Agreement, as the context may require. “Underlying Collateral” means, with respect to a Loan Asset, any property or other assets pledged or mortgaged as collateral to secure repayment of such Loan Asset, including, all proceeds from any sale or other disposition of such property or other assets. “Underlying Loan Agreement” means, any credit agreement, indenture or other agreement or document pursuant to which a Loan Asset with respect to any loan or debt for borrowed money or note, as applicable, has been issued or created and each other agreement that governs the terms of or, if applicable, secures the obligations represented by such Loan Asset, including any co‐lender or servicing agreement entered into by an applicable Underlying Agent or Underlying Servicer and, in respect of the Australian Collateral, includes the Australian Equity Notes and the document entitled “Shareholders’ agreement – Channel Capital Pty Ltd” -38- USActive 58806140.10 -38-60444631.4 SK 28388 0001 10656366 v3

dated November 20, 2020 between Channel Capital Pty Ltd ACN 162 591 568, Kudu, Glen Holding and Joshua Yeo. “Underlying Obligor Default” means, with respect to any Eligible Portfolio Asset that is a Loan Asset following the Cut‐Off Date relating thereto, the occurrence of one or more of the following events (any of which, for the avoidance of doubt, may occur more than once): (a) an Obligor payment default has occurred and is continuing under such Loan Asset (after giving effect to any grace or cure period or notice requirement set forth in the applicable Underlying Loan Agreement); (b) any other event of default or similar event or circumstance under the Underlying Loan Agreement for such Portfolio Asset for which the Co‐Borrowers (or agent or required lenders pursuant to the applicable Underlying Loan Agreement, as applicable) has elected to exercise any of its rights and remedies with respect to such Loan Asset (including the acceleration of the loan relating thereto), unless otherwise agreed to in writing by the Majority Lenders; (c) a Bankruptcy Event occurs with respect to any related Obligor under any Underlying Loan Agreement. “United States” means the United States of America. “Unused Fee” has the meaning assigned to that term in Section 2.05(b). “US Collateral” has the meaning assigned to that term in Section 2.10(a). “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association, or any successor thereto, recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “US Pledged Equity” has the meaning assigned to that term in Section 2.10(b). “Utilization Fees” has the meaning given to such term in Section 2.05(d). “Valuation Policy” means a Loan Party’s valuation policy as in effect on the Closing Date, as the same may be amended, supplemented or as otherwise modified from time to time by such Loan Party with the prior consent of the Majority Lenders. “Write‐Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write‐down and conversion powers of such EEA Resolution Authority from time to time under the Bail‐In Legislation for the applicable EEA Member Country, which write‐down and conversion powers are described in the EU Bail‐In Legislation Schedule. SECTION 1.02 Other Terms. All accounting terms used but not specifically defined herein shall be construed in accordance with Applicable Accounting Principles. All -39- USActive 58806140.10 -39-60444631.4 SK 28388 0001 10656366 v3

terms used in Article 9 of the UCC in the State of New York, and used but not specifically defined herein, are used herein as defined in such Article 9. SECTION 1.03 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including,” the words “to” and “until” each mean “to but excluding” and “through” means “to and including.” SECTION 1.04 Interpretation. In each Transaction Document, unless a contrary intention appears: (a) the singular number includes the plural number and vice versa; (b) reference to any Person includes such Person’s successors and assigns but only if such successors and assigns are not prohibited by the Transaction Documents; (c) reference to any gender includes each other gender; (d) reference to day or days without further qualification means calendar days; (e) the term “or” is not exclusive; (f) reference to any time means New York, New York time; (g) reference to the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (h) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, modified, waived, supplemented, restated or replaced and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note includes any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; (i) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (j) any reference to the “Co‐Borrower”, the “Co‐Borrowers”, each “Loan Party” or the “Loan Parties” in this Agreement and in any other Transaction Document means, each Co‐Borrower or each Loan Party, individually, or the Co‐Borrowers or the Loan Parties collectively, as the context may require; provided that unless the context requires otherwise, any reference in this Agreement and in any other Transaction Document to financial statements of the Co‐Borrowers shall be deemed to refer to the consolidated financial statements of the -40- USActive 58806140.10 -40-60444631.4 SK 28388 0001 10656366 v3

Co‐Borrowers and their respective Subsidiaries, and references herein to “fiscal year” or “fiscal quarter” shall mean the fiscal year or fiscal quarter, as the case may be, of the Co‐Borrowers and their respective Subsidiaries; if payment or performance of any obligation of Holdings or the Loan Parties hereunder is due on a date which is not a Business Day, the required date for payment or performance shall be the next Business Day; and (k) unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable). SECTION 1.05 Advances to Constitute Loans. Notwithstanding any provision herein to the contrary, the parties hereto intend that the Advances made hereunder constitute a “loan” and not a “security” for purposes of Section 8‐102(15) of the UCC. SECTION 1.06 Accounting Terms and Determination. Unless otherwise defined or specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with Applicable Accounting Principles as in effect from time to time, applied on a basis consistent with the most recent audited financial statements of the Co‐Borrowers delivered pursuant to Section 5.01(z) (or, if no such financial statements have been delivered, on a basis consistent with the audited financial statements of the Co‐Borrowers last delivered to the Administrative Agent in connection with this Agreement); provided that (a) the foregoing requirements shall not apply to any estimated or projected valuations or other financial estimates, forecasts or other similar calculations and (b) if the Administrative Borrower notifies the Administrative Agent that the Co‐Borrowers wish to amend any covenant in Section 5.02 to eliminate the effect of any change in Applicable Accounting Principles on the operation of such covenant (or if the Administrative Agent notifies the Administrative Borrower that the Majority Lenders wish to amend Section 5.02 for such purpose), then the Co‐Borrowers’ compliance with such covenant shall be determined on the basis of Applicable Accounting Principles in effect immediately before the relevant change in Applicable Accounting Principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Co‐Borrowers and the Majority Lenders. For the avoidance of doubt, nothing in this Section shall prevent the Co‐Borrowers from reporting asset values on a fair value basis in accordance with their usual practices. SECTION 1.07 Spot Rates. The Account Bank (acting upon the instructions of the Administrative Borrower) shall determine the Spot Rate as of each Determination Date to be used for calculating the Dollar Equivalent of any alternate currency, and such Spot Rate shall become effective as of such Determination Date and shall be the Spot Rate employed in converting any amounts between Dollars and such alternate currency until the next Determination Date to occur. Promptly upon request, the Administrative Borrower shall instruct the Account Bank to provide to the Administrative Borrower with a reasonably detailed description of any calculations or determination made pursuant to this Section 1.07. SECTION 1.08 Electronic Signatures. -41- USActive 58806140.10 -41-60444631.4 SK 28388 0001 10656366 v3

(a) Each of the parties hereto consents to do business electronically in connection with this Agreement, any other Transaction Document and the transactions contemplated hereby or thereby. Delivery of an executed counterpart of a signature page of this Agreement or any other Transaction Documents by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such other Transaction Document. (b) The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document, instrument, amendment, restatement, modification, reaffirmation, assignment and acceptance or other agreement to be signed in connection with this Agreement, any other Transaction Document and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper‐based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, Uniform Real Property Electronic Recording Act, if applicable, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, if applicable; provided that nothing herein shall require the Lender to accept Electronic Signatures in any form or format without its prior written consent, which consent can be withheld in its sole discretion. The Lenders hereby consent to Electronic Signatures being provided by DocuSign. (c) Without limiting the generality of the foregoing, and to the extent permitted by Applicable Law, each of the parties hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings, other proceedings or litigation arising out of or related to this Agreement, the other Transaction Documents and the transactions contemplated hereby or thereby, electronic images of this Agreement or any other Transaction Documents (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of this Agreement, the Transaction Documents or the transactions contemplated hereby or thereby based solely on the lack of paper original copies of any Transaction Documents, including with respect to any signatures thereon. For the avoidance of doubt, the parties hereto hereby agree that this provision shall apply in equal force and have the same enforceability and validity to each other Transaction Document and any amendment, restatement, modification, reaffirmation, assignment and acceptance or other document related to this Agreement or such other Transaction Document whether or not expressly stated therein. (d) As used in this Section, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.SECTION 1.09 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Alternate Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any component definition thereof or rates referred -42- USActive 58806140.10 -42-60444631.4 SK 28388 0001 10656366 v3

to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Alternate Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Alternate Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Co-Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Alternate Base Rate, the Term SOFR Reference Rate, Adjusted Term SOFR, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Co-Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. SECTION 1.09 Divisions. Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a subsidiary, joint venture or any other like term shall also constitute such a Person or entity). ARTICLE II. THE FACILITY SECTION 2.01 Advances. On the terms and conditions hereinafter set forth, each Lender, severally and not jointly, agrees to make Advances to the Co‐Borrowers from time to time on any Business Day during the Availability Period, in Dollars as the Administrative Borrower may request in an amount which immediately after giving effect to such Advance, would not cause the aggregate Advances Outstanding to exceed the Maximum Availability on such date. Notwithstanding anything contained in this Section 2.01 or elsewhere in this Agreement to the contrary, (a) if a Market Trigger Event occurs and is continuing (with written notice of such Market Trigger Event provided by the Majority Lenders to the Administrative Agent), then the obligation of the Lenders to make Advances will automatically be suspended and the Lenders will not be required (and the Administrative Borrower is not permitted to request Lenders) to make any Advance to the Co‐Borrowers, (b) [reserved] and (c) no Lender is obligated to make any Advance in an amount that would, immediately after giving effect to such Advance, exceed such Lender’s Commitment less the -43- USActive 58806140.10 -43-60444631.4 SK 28388 0001 10656366 v3

aggregate outstanding amount of any Advances funded by such Lender. Each Advance to be made hereunder shall be made by the Lenders in accordance with their respective Pro Rata Shares. If the Availability Period has been suspended as a result of a Market Trigger Event as provided in this Section 2.01, the Availability Period shall be reinstated upon delivery of an LTV Certificate by the Administrative Borrower demonstrating that the Market Trigger Event which gave rise to such suspension no longer exists or, notwithstanding the occurrence of such Market Trigger Event, if the LTV is not in excess of the applicable Maximum LTV Percentage, subject to the approval of the Servicer or the Servicer waives the Market Trigger Event that gave rise to such suspension, it being understood that the Servicer will provide its approval within two (2) Business Days of receipt of the LTV Certificate if the LTV Certificate delivered by the Administrative Borrower is true and correct in all material respects and complies with the requirements of this Agreement. Concurrently with providing its approval to the Administrative Borrower, the Servicer will provide written notice to the Administrative Agent of such approval of the waiver of the Market Trigger Event. SECTION 2.02 Procedure for Advances. (a) The Administrative Borrower shall request an Advance by delivery of a Notice of Borrowing to the Administrative Agent, with a copy to the Servicer, for Advances in Dollars, no later than 2:00 p.m. three (3) U.S. Government Securities Business Days prior to the proposed date of such Advance (or such shorter period of time agreed to by the Administrative Agent and the Majority Lenders). Each Notice of Borrowing must be accompanied by a duly completed Borrowing Base Certificate (updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof) and certify as to the following: (i) the amount of such Advance, which must be at least equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof, or if less, the remainder of the Commitments; (ii) the proposed date of such Advance (which must be a Business Day); (iii) no Event of Default or Market Trigger Event has occurred and is continuing as of the date of the Notice of Borrowing or will occur from such Advance; (iv) detailed wire instructions as to where the proceeds of such Advance are to be deposited or transferred; and (v) all conditions precedent for such Advance described in Article III have been satisfied or waived, as applicable. (b) Promptly upon receipt of a Notice of Borrowing, the Administrative Agent shall notify the Lenders of the requested Advance. The Lenders shall make the Advance on the terms and conditions set forth herein. No later than 12:00 p.m., on the Advance Date of each Advance, upon satisfaction of the applicable conditions set forth in Article III, each Lender shall, in accordance with instructions received by the Administrative Agent or the Servicer, as applicable, from the Administrative Borrower in accordance with the Notice of Borrowing, make available -44- USActive 58806140.10 -44-60444631.4 SK 28388 0001 10656366 v3

to (x) the Co‐Borrowers or (y) the Administrative Agent, in each case, as determined by the Majority Lenders, in same day funds, an amount equal to such Lender’s Pro Rata Share of such Advance, by payment into the account which the Administrative Borrower (if clause (x) of this clause (b) is applicable) or the Administrative Agent (if clause (y) of this clause (b) is applicable), most recently designated by it for such purpose by notice to the Lenders. If clause (y) of this clause (b) is applicable, then upon receipt of all requested funds, the Administrative Agent will make such Advance available to the account(s) of the Co‐Borrower(s) to which the proceeds of such Borrowing should be transferred in same day funds by promptly wiring the amounts so received, in like funds, to an account designated in the applicable Notice of Borrowing. Notwithstanding the foregoing, in the event that Lenders fund the Advance directly to the Co‐Borrowers on the Closing Date, then unless Administrative Borrower has notified the Administrative Agent in writing (which notification may be by email) by not later than 5:00 p.m. on the Closing Date that it has not received such funds pursuant to the Notice of Borrowing delivered on the Closing Date (and the funds flow in connection therewith), Administrative Agent shall deem the Advance funded and make the appropriate recordations in the Register. (c) The obligation of each Lender to remit its Pro Rata Share of any Advance is several from that of each other Lender and the failure of any Lender to so make such amount available to the Co‐ Borrowers shall not relieve any other Lender of its obligations hereunder. (d) [Reserved]. (e) Subject to Section 2.04 and the other terms, conditions, provisions and limitations set forth herein, the Co‐Borrowers may borrow, repay or prepay and reborrow Advances without any penalty, fee or premium (except as expressly set forth herein) during the Availability Period. SECTION 2.03 Evidence of Debt. (a) If requested by a Lender, the Co‐Borrowers shall deliver to such Lender a duly executed Revolving Loan Note payable to such Lender and its registered assigns (the “Revolving Loan Note”) in substantially the form of Exhibit D. Any Revolving Loan Notes or other evidence of indebtedness issued under this Agreement need not be presented or surrendered for any payment made by the Administrative Agent, and the Administrative Agent shall not have any duty or responsibility with respect thereto. (b) The Administrative Agent shall maintain, solely for this purpose as the non‐fiduciary agent of the Co‐Borrowers, at one of its offices, a copy of each Assignment and Assumption Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders, the Commitments of, and principal amounts of (and stated interest on) the Advances owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Co‐Borrowers, the Administrative Agent and each Lender and other parties hereto shall treat each person whose name is recorded in the Register as a Lender under this Agreement for all purposes of this Agreement. The Register shall be available for inspection by the Co‐Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior written notice. -45- USActive 58806140.10 -45-60444631.4 SK 28388 0001 10656366 v3

(c) Each Lender that sells a participation shall, acting solely for this purpose as a non‐ fiduciary agent of the Co‐Borrowers, maintain a register on which it enters the name and address of each participant and the principal amounts of (and stated interest on) each participant’s interest in the Advances, loans or other obligations under the Transaction Documents (the “Participant Register”); provided that (a) no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any Advances, commitments, loans or its other obligations under any Transaction Document) to any Person except to the extent that such disclosure is necessary to establish that such Advances, commitment, loan or other obligation is in registered form under Section 5f.103‐1(c) of the United States Treasury Regulations and (b) the Administrative Agent shall have no liability or obligation to make determinations with respect to the rights of Participants hereunder or otherwise with respect to any Participant Register. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. SECTION 2.04 Repayment; Allocation, Reduction or Termination of Commitments. (a) The Co‐Borrowers shall, jointly and severally, repay to the Lenders on the Maturity Date the aggregate principal amount of all outstanding Advances, together with all accrued and unpaid interest thereon. The Co‐Borrowers shall also repay the applicable outstanding principal amount of the Advances to the extent required under Section 2.09(a)(iv). (b) Except as expressly permitted or required herein, during the Availability Period Advances may be prepaid in whole or in part (without a corresponding reduction to the Commitments) at the option of the Administrative Borrower, without premium, at any time by delivering a written notice of such prepayment to the Administrative Agent no later than 2:00 p.m., at least three (3) U.S. Government Securities Business Days prior to such prepayment and each such prepayment must be in a minimum aggregate principal amount of $5,000,000 (or if less, the aggregate principal amount of all outstanding Advances). Such notice of prepayment may be revocable at the option of the Co‐Borrowers provided that a written notice of revocation is delivered to the Administrative Agent by the Administrative Borrower at least one (1) Business Day prior to the intended prepayment date. (c) Upon any prepayment of Advances Outstanding pursuant to Section 2.04(b), the Co‐ Borrowers shall also pay in full any accrued and unpaid interest on such prepaid amount and all costs and expenses then due and owing hereunder or under any Transaction Document. The Administrative Agent shall apply amounts received from the Co‐Borrowers pursuant to Section 2.04(b) to the pro rata payment of all accrued and unpaid interest with respect to such prepaid Advances and all costs and expenses then due and owing hereunder or under any Transaction Document until paid in full and thereafter to prepay the Advances Outstanding. -46- USActive 58806140.10 -46-60444631.4 SK 28388 0001 10656366 v3

(d) The Administrative Borrower may at any time after the sixth anniversary of the Closing Date at its option (the “Non‐Call Period”) and upon ten (10) Business Days’ prior written notice to the Administrative Agent, either (i) terminate this Agreement and the other Transaction Documents upon payment in full of all Advances Outstanding, all accrued and unpaid interest on the Obligations and costs and expenses of the Secured Parties and payment of all other Obligations (other than contingent indemnification obligations and other obligations that survive the termination of this Agreement, in each case, not then due and owing) or (ii) permanently reduce in part the Commitments upon payment in full of all accrued and unpaid interest on such reduced amount (to the extent that the Co‐Borrowers are prepaying an Advance in connection with such permanent reduction) and all accrued and unpaid costs and expenses of the Secured Parties. The Commitment of each Lender shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder) of the aggregate amount of any reduction under this Section 2.04(d)(ii). Notwithstanding the foregoing,If the Administrative Borrower terminates or reduces the Commitments prior to the sixththird anniversary of the ClosingSecond Amendment Effective Date (i) if the Initial Lender declines to consent to an increase in the Maximum Facility Amount on the same terms as applicable to the Advances immediately prior to such increase request in an amount equal to $500,000,000, prior to the end of the Availability Period and no Market Trigger Event exists and the Advances Outstanding exceed 90% of the Maximum Facility Amount as of such date (a “Facility Upsize Denial”) or (ii) the Lenders fail to consent to a Change of Control (a “Change of Control Denial”), the Co‐Borrowers may terminate this Agreement and the other Transaction Documents upon payment in full of all Advances Outstanding, all accrued and unpaid interest on the Obligations and costs and expenses of the Secured Parties and payment of all other Obligations (other than contingent indemnification obligations and other obligations that survive the termination of this Agreement, in each case, not then due and owing). Each prepayment hereunder shall be accompanied bythe “Non‐Call Period”), the Administrative Borrower shall pay to the Administrative Agent for the pro rata benefit of the Lenders, the Prepayment Premium. (e) Any repayment or prepayment obligation of the Co‐Borrowers under this Agreement shall be joint and several. SECTION 2.05 Interest and Fees. (a) Interest: Subject to Section 2.06, the Co‐Borrowers shall pay interest on the outstanding principal amount of the Advances at a rate per annum equal to Adjusted Term SOFR for the applicable Interest Period plus the Applicable Spread; provided that if, on any date from and including the date that is eighteen (18) months after the Closing Date to the final day of the Availability Period, the Advances Outstanding is less than the Minimum Usage, interest shall instead accrue on an amount equal to the Minimum Usage on such day. For purposes of this definition, Advances requested by the Administrative Borrower but not funded by a Defaulting Lender shall be deemed funded for purposes of calculating Advances Outstanding. Interest is payable in cash on each Payment Date with respect to all interest accrued during the period from the prior Payment Date to but excluding the current Payment Date as and to the extent provided in Section 2.09; provided that for the period from the Closing Date through the first Payment -47- USActive 58806140.10 -47-60444631.4 SK 28388 0001 10656366 v3

Date, interest shall accrue from the Closing Date until the Determination Date for the first Payment Date. Each Advance is automatically continued in whole to the next applicable Interest Period upon the expiration of the then current Interest Period with respect thereto. Except as otherwise set forth herein or in the Transaction Documents, the Co‐Borrowers may apply any amounts held or deposited in the Interest Reserve Account with respect to the applicable Co‐Borrower to the payment of any interest hereunder, including without limitation any interest pursuant to Section 2.05(e). (b) Non‐UsageUnused Fees. The Co‐-Borrowers agree toshall pay to the Administrative Agent for the account of each Lender a Non‐Usage Feean unused fee (“Unused Fee”) on the daily unused amount of the Maximum Facility Amount, if any, during the Availability Period (other than for eachany day on which such respective fees shall be applicablea Market Trigger Event has occurred and is continuing (with written notice of such Market Trigger Event provided to the Administrative Agent)), which shall accrue at a rate per annum equal to 0.50% on the daily unused amount of the Maximum Facility Amount during the Availability Period, subject to the remainder of this Section 2.05(b). The Non‐UsageUnused Fee shall accrue from a Payment Date to and excluding the nextduring the applicable Interest Period and accrued Unused Fees are payable in arrears on each Payment Date and on the last day of the Availability Period, as calculated on each relevant Reporting Date for the applicable Interest Period, as and to the extent provided in Section 2.09. If accrued and unpaid Unused Fees are not paid in full on any applicable Payment Date. All, the Co-Borrowers shall pay additional interest on such accrued and unpaid fees shall be due andUnused Fees at the same rate per annum as the Co-Borrowers pay on the Advances, such additional interest being payable on each applicable Payment Date as and to the extent provided in Section 2.09. For purposes of computing Unused Fees, the Commitment of any Lender is deemed to be used to the extent of the aggregate principal amount at such time of its outstanding Advances. All Unused Fees are fully earned and nonrefundable upon payment. Notwithstanding the foregoing, no Unused Fees shall (i) be payable on any portion of the Commitment of any Lender to the extent Utilization Fees were payable thereon and (ii) be payable for any day on which a Market Trigger Event has occurred and is continuing (with written notice of such Market Trigger Event provided to the Administrative Agent). (c) Fee Letters. The Co‐Borrowers shall pay the fees set forth in the Fee Letters on the term and conditions provided therein. (d) [Reserved]Minimum Utilization Fees. The Co-Borrowers shall pay to the Administrative Agent for the account of the Lenders, a daily fee calculated at a rate per annum equal to Term SOFR plus the Applicable Spread as determined for the current Interest Period on the positive difference, if any, between the Minimum Utilization Amount and Advances Outstanding (“Utilization Fees”), on each Payment Date. Utilization Fees shall accrue during the applicable Interest Period and are payable in arrears on each Payment Date, as calculated on each relevant Reporting Date, as and to the extent provided in Section 2.09. All Utilization Fees are fully earned and nonrefundable upon payment. (e) Default Interest. From and after the written request of the Majority Lenders, while any Event of Default exists, the Co‐Borrowers shall pay interest on the principal amount of all -48- USActive 58806140.10 -48-60444631.4 SK 28388 0001 10656366 v3

Advances Outstanding hereunder at the Default Rate. The Majority Lenders shall notify the Administrative Agent of the application of the Default Rate to the principal amount of all Advances Outstanding hereunder, provided that the application of the Default Rate hereunder shall not be contingent on delivery of such notice to the Administrative Agent. (f) Computation of interest and fees. All computations of interest and all computations of interest and fees hereunder shall be made on the basis of a year of 360 days (or, in the case of interest calculated by reference to clause (a) of the definition of Alternate Base Rate, on the basis of a year of 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed. (g) Maximum Rate. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Advance, together with all fees, charges and other amounts that are treated as interest on such Advance under Applicable Law (collectively, “charges”), exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Advance in accordance with Applicable Law, the rate of interest payable in respect of such Advance hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Advance but were not paid as a result of the operation of this Section 2.05(g) shall be cumulated and the interest and charges payable to such Lender in respect of other Advance or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount shall have been received by such Lender. Any amount collected by such Lender that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Advance or refunded to the Co‐Borrowers so that at no time shall the interest and charges paid or payable in respect of such Advance exceed the maximum amount collectible at the Maximum Rate. (h) Term SOFR Conforming Changes. In connection with the use or administration of Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Co-Borrowers and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR. SECTION 2.06 Benchmark Provisions. (a) Inability to Determine Rates. Subject to anything to the contrary set out in Section 2.06(c), if, on or prior to the first day of any Interest Period for any Advances bearing interest at Adjusted Term SOFR: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Adjusted Term SOFR” cannot be determined pursuant to the definition thereof, or -49- USActive 58806140.10 -49-60444631.4 SK 28388 0001 10656366 v3

(ii) the Majority Lenders determine that for any reason in connection with any Advance bearing interest at Adjusted Term SOFR, that Adjusted Term SOFR for any Interest Period with respect to an Advance bearing interest at Adjusted Term SOFR does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Advance, and the Majority Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent will promptly so notify the Administrative Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Administrative Borrower, any obligation of the Lenders to make Advances bearing interest at Adjusted Term SOFR shall be suspended (to the extent of the affected Advances bearing interest at Adjusted Term SOFR or affected Interest Periods) until the Administrative Agent (with respect to clause (b), at the instruction of the Majority Lenders) revokes such notice. Upon receipt of such notice, (i) the Co-Borrowers may revoke any pending request for a borrowing of Advances bearing interest at Adjusted Term SOFR (to the extent of the affected Advances bearing interest at Adjusted Term SOFR or affected Interest Periods) or, failing that, the Co-Borrowers will be deemed to have converted any such request into a request for a borrowing of or conversion to Advances bearing interest at the Alternate Base Rate plus the Applicable Spread in the amount specified therein and (ii) any outstanding affected Advances bearing interest at Adjusted Term SOFR will be deemed to have been converted into Advances bearing interest at the Alternate Base Rate plus the Applicable Spread at the end of the applicable Interest Period. Upon any such conversion, the Co-Borrowers shall also pay accrued interest on the amount so converted. (b) Illegality. If any Lender determines that any Applicable Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain or fund Advances whose interest is determined by reference to SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate, Adjusted Term SOFR or Term SOFR, then, upon notice thereof by such Lender to the Administrative Borrower (through the Administrative Agent) (an “Illegality Notice”), any obligation of the Lenders to make Advances bearing interest at Adjusted Term SOFR shall be suspended until each affected Lender notifies the Administrative Agent and the Administrative Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt by the Administrative Borrower of an Illegality Notice, the Co-Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Advances bearing interest at Adjusted Term SOFR to Advances bearing interest at the Alternate Base Rate plus the Applicable Spread, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Advances bearing interest at Adjusted Term SOFR to such day, or immediately, if any Lender may not lawfully continue to maintain such Advances bearing interest at Adjusted Term SOFR to such day. (c) Benchmark Replacement Setting. -50- USActive 58806140.10 -50-60444631.4 SK 28388 0001 10656366 v3

(i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent (at the direction of the Majority Lenders) and the Co-Borrowers may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Administrative Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.06(c)(i) will occur prior to the applicable Benchmark Transition Start Date. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent (at the direction of the Majority Lenders) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Administrative Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will notify the Administrative Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.06(c) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent (at the direction of the Majority Lenders) or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.06(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 2.06(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or -51- USActive 58806140.10 -51-60444631.4 SK 28388 0001 10656366 v3

any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Administrative Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (A) the Co-Borrowers may revoke any pending request for a borrowing of Advances bearing an interest rate of Adjusted Term SOFR to be made during any Benchmark Unavailability Period and, failing that, the Co-Borrowers will be deemed to have converted any such request for a borrowing of an Advance bearing interest at the Alternate Base Rate plus the Applicable Spread and (B) any outstanding affected Advances bearing interest at Adjusted Term SOFR will be deemed to have been converted to an Advance bearing interest at the Alternate Base Rate plus the Applicable Spread at the end of the applicable Interest Period. SECTION 2.07 Payments and Computations, Etc. (a) All amounts to be paid or deposited by any of the Co‐Borrowers or the Account Bank from amounts received on the Portfolio Assets on the Co‐Borrowers’ behalf, hereunder and in accordance with this Agreement shall be paid or deposited in accordance with the terms hereof so that funds are received by the Administrative Agent no later than 1:00 p.m. on the day when due in Dollars in immediately available funds to the account specified in writing by the Administrative Agent to the Account Bank, or such other account as is designated by the Administrative Agent. All payments received by the Administrative Agent after 1:00 p.m. may, in the Administrative Agent’s discretion, be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Any Obligation hereunder shall not be reduced by any distribution of any portion of Available Collections if at any time such distribution is rescinded or required to be returned by any Secured Party to the Co‐Borrowers or any other Person for any reason. (b) On each Determination Date, immediately preceding a Reporting Date, the Administrative Borrower shall include a statement as to the amount of Excluded Amounts on deposit in the Collection Account in the Servicing Report delivered pursuant to Section 8.08(c). Other than as otherwise set forth herein, whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be reflected in the computation of interest and fees. (c) To the extent that any payment by or on behalf of the Co‐Borrowers is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required -52- USActive 58806140.10 -52-60444631.4 SK 28388 0001 10656366 v3

(including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Bankruptcy Law or otherwise, then (i) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred and (ii) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent. SECTION 2.08 Collections; Payment Date Report. (a) Each Loan Party, as applicable, shall direct each Obligor for any Portfolio Asset to remit all Collections with respect to such Portfolio Asset to such Loan Party’s Collection Account. Subject to the rights of the Administrative Agent hereunder with respect to funds held or deposited in such Loan Party’s Collection Account, each Loan Party shall have full control over the use of, and the right to withdraw funds from, such Loan Party’s Collection Account for any permitted use or purpose under its Constituent Documents. (b) Each Loan Party shall take commercially reasonable steps to confirm that only funds constituting Collections relating to Portfolio Assets are deposited into such Loan Party’s Collection Account. (c) Each Loan Party shall, and shall cause their respective Affiliates and administrators to, deposit all Collections relating to Portfolio Assets received by such Loan Party, or by their Affiliates on behalf of or for the benefit of such Loan Party, with respect to the Collateral to such Loan Party’s Collection Account within two (2) Business Days after receipt by the applicable Loan Party and shall, and shall cause their Affiliates to, hold in trust for the benefit of the Administrative Agent, for the benefit of the Secured Parties, all such Available Collections until so deposited. (d) During the occurrence and continuance of a Potential Default or an Event of Default, no Loan Party shall have any rights of withdrawal with respect to amounts held in the Collection Account. After the occurrence and continuance of an Event of Default, the Administrative Agent, at the direction of the Majority Lenders, may, but shall not be obligated, to give payment instructions to the Account Bank. Following the occurrence and during the continuance of a Market Trigger Event, no Loan Party shall withdraw any amounts held in the Collection Account without the approval of the Administrative Agent (acting at the direction of the Majority Lenders). (e) No later than the applicable Determination Date, Administrative Borrower shall provide the applicable Payment Date Report to the Servicer and the Administrative Agent. No later than two (2) Business Days after the Servicer’s and the Administrative Agent’s receipt of such Payment Date Report, the Servicer shall notify the Administrative Borrower (with a copy to the Administrative Agent) of any errors or omissions set forth therein and the Servicer and the Administrative Borrower shall use commercially reasonable efforts to reconcile any differences -53- USActive 58806140.10 -53-60444631.4 SK 28388 0001 10656366 v3

in such report; provided if no such reconciliation can be reached, the Payment Date Report approved by the Servicer shall be deemed final, absent manifest error. (f) No account shall be maintained by any Loan Party, or for any Loan Party’s benefit, unless (i) such account is (A) an Account listed on Schedule VIII, and (B) subject to an Account Control Agreement pursuant to the terms hereof and (ii) the Administrative Agent has been granted on-line access to such account, in each case in form and substance satisfactory to the Administrative Agent and the Servicer. SECTION 2.09 Remittance Procedures. On each Payment Date (including each Interim-Period Payment Date), the Administrative Borrower may instruct the Account Bank to apply funds on deposit in the Collection Account as described in this Section 2.09 and in accordance with the Payment Date Report or may otherwise wire funds to the Administrative Agent from any other account, such funds to be received by the Administrative Agent no later than 1:00 p.m. on each Payment Date; provided that, at any time after delivery of a Notice of Exclusive Control pursuant to the terms of the Account Control Agreement, the Administrative Agent, if directed, in writing, by the Majority Lenders, shall instruct the Account Bank to apply funds on deposit in the Collection Account as described in this Section 2.09. (a) Collections. All payments so received by the Administrative Agent pursuant to this Section 2.09(a) will be distributed in accordance with the following waterfall: (i) first, (A) to the Administrative Agent for the payment in full of all accrued fees, expenses, losses and indemnities due and payable to the Administrative Agent hereunder or under any other Transaction Document and under the Agent Fee Letter, and then (B) to the Servicer, Barings LLC and the Account Bank for the payment in full of all accrued fees, expenses and indemnities due and payable to the Servicer, Barings LLC and Account Bank, respectively, hereunder or under any other Transaction Document and under the Fee Letters; (ii) second, to the Administrative Agent for distribution to each Lender, to pay such Lender’s Pro Rata Share of accrued and unpaid interest owing to such Lender under this Agreement; (iii) third, to the extent amounts on deposit in the Interest Reserve Account are less than the Interest Reserve Amount, an amount equal to such shortfall; (iv) fourth, to the extent a Market Trigger Event has occurred, or would result therefrom, then to the Administrative Agent for distribution to each Lender, to repay such Lender’s Pro Rata Share of the Advances Outstanding until the delivery of an LTV Certificate by the Administrative Borrower to the Servicer, demonstrating that the Market Trigger Event no longer exists or, notwithstanding the occurrence of such Market Trigger Event, the LTV is not in excess of the applicable Maximum LTV Percentage; and -54- USActive 58806140.10 -54-60444631.4 SK 28388 0001 10656366 v3

(v) fifth, only to the extent no Market Trigger Event has occurred, or would result therefrom, then to the Loan Parties. (b) Application of Proceeds After an Event of Default. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, with respect to any proceeds received by the Administrative Agent in connection with the exercise of remedies hereunder or any other Transaction Document, the Administrative Agent, at the direction of the Servicer, for the benefit of the Majority Lenders, shall instruct the Account Bank to transfer all proceeds of Collateral in accordance with the following order and priority: (i) first (A) to the Administrative Agent for the payment in full of all accrued fees, expenses, losses and indemnities due and payable to the Administrative Agent hereunder or under any other Transaction Document and under the Agent Fee Letter, and then (B) to the Servicer, Barings LLC and the Account Bank for the payment in full of all accrued fees, expenses and indemnities due and payable to the Servicer, Barings LLC and Account Bank, respectively, hereunder or under any other Transaction Document and under the Fee Letters; (ii) second, to the Administrative Agent for distribution to each Lender, to pay such Lender’s Pro Rata Share of accrued and unpaid interest owing to such Lender under this Agreement; (iii) third, to the extent amounts on deposit in the Interest Reserve Account are less than the Interest Reserve Amount, an amount equal to such shortfall; (iv) fourth, to the extent a Market Trigger Event has occurred, or would result therefrom, then to the Administrative Agent for distribution to each Lender, to repay such Lender’s Pro Rata Share of the Advances Outstanding until the delivery of an LTV Certificate by the Administrative Borrower to the Servicer, demonstrating that the Market Trigger Event no longer exists or, notwithstanding the occurrence of such Market Trigger Event, the LTV is not in excess of the applicable Maximum LTV Percentage; and (v) fifth, only to the extent no Market Trigger Event has occurred, or would result therefrom, then to the Loan Parties. (c) Insufficiency of Funds. If the funds on deposit in the Collection Account are insufficient to pay any amounts otherwise due and payable under this Agreement or any other Transaction Document on a Payment Date or otherwise, the Co‐Borrowers shall nevertheless remain responsible for, and shall pay when due, all amounts payable under this Agreement and the other Transaction Documents in accordance with the terms of this Agreement and the other Transaction Documents, together with interest accrued as set forth in Section 2.05(a) from the date when due until paid hereunder; provided that if any such insufficiency of funds occurs during the Availability Period and the conditions to funding as set forth herein are satisfied, the Administrative Borrower may instead request that such amounts be funded by the making of an Advance hereunder. -55- USActive 58806140.10 -55-60444631.4 SK 28388 0001 10656366 v3

(d) Instructions to the Account Bank. All instructions and directions given to the Account Bank by the Administrative Agent, at the direction of the Majority Lenders, pursuant to Section 2.09 shall be in writing (including instructions and directions transmitted to the Account Bank by facsimile or e‐mail) or pursuant to an electronic transmission system acceptable to the Account Bank. The Administrative Agent shall transmit to the Servicer and the Administrative Borrower by facsimile or e‐ mail a copy of all instructions and directions given to the Account Bank by the Administrative Agent pursuant to Section 2.09 concurrently with the delivery thereof. (e) No Presentment. Payment by the Administrative Agent to the Lenders in accordance with the terms hereof shall not require presentment of any Revolving Loan Note. SECTION 2.10 Grant of a Security Interest. (a) To secure the prompt and complete payment in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations and the performance by the Co‐Borrowers of all of the covenants and obligations to be performed pursuant to this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, each Co‐Borrower hereby grants a security interest to the Administrative Agent, for the benefit of the Secured Parties, in all of such Co‐Borrower’s right, title and interest in, to and under (but none of the obligations under) the following, whether now owned or hereinafter acquired (the following collectively, to the extent not constituting Excluded Assets, the “US Collateral”): (i) all accounts, money, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, intellectual property, goods, equipment, fixtures, contract rights, general intangibles, documents, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, securities accounts, deposit accounts, inventory, investment property (including without limitation each General Partnership Investment), letter‐of‐credit rights, software, supporting obligations, accessions or other property consisting of Portfolio Assets and Collections (but excluding the obligations thereunder); (ii) all Records; (iii) all Proceeds of the foregoing; (iv) the Collection Account and the Interest Reserve Accounts; and (v) all proceeds and products of the foregoing. (b) To secure the prompt and complete payment in full when due, whether by lapse of time, acceleration or otherwise, of the Obligations and the performance by the Co‐Borrowers of all of the covenants and obligations to be performed pursuant to this Agreement and each other Transaction Document, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, Holdings and Kudu, as applicable, hereby grant a security interest to the Administrative Agent, for the benefit of the Secured Parties, in all of Holdings’ and Kudu’s, as applicable, right, title and interest in and to, whether now owned or hereinafter acquired (the following collectively, to the extent not constituting Excluded Assets, the “US Pledged Equity”): (A) (i) all investment property and general intangibles consisting of the ownership, equity or other similar interests of Holdings in Kudu, including Kudu’s limited liability company membership interests; (ii) all certificates, instruments, writings and securities evidencing the foregoing; (iii) the operating agreement and other organizational documents of -56- USActive 58806140.10 -56-60444631.4 SK 28388 0001 10656366 v3

Kudu and all options or other rights to acquire any membership or other interests under such operating agreement or other organizational documents; (iv) all dividends, distributions, capital, profits and surplus and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; (v) all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for Holdings in connection with, and relating to, the ownership of, or evidencing or containing information relating to, the foregoing; and (vi) all proceeds, supporting obligations and products of any of the foregoing, and (B) (i) all investment property and general intangibles consisting of the ownership, equity or other similar interests of Kudu in Kudu US, including Kudu’s limited liability company membership interests; (ii) all certificates, instruments, writings and securities evidencing the foregoing; (iii) the operating agreement and other organizational documents of Kudu US and all options or other rights to acquire any membership or other interests under such operating agreement or other organizational documents; (iv) all dividends, distributions, capital, profits and surplus and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; (v) all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for Kudu in connection with, and relating to, the ownership of, or evidencing or containing information relating to, the foregoing; and (vi) all proceeds, supporting obligations and products of any of the foregoing. (c) Notwithstanding the foregoing, the terms “Collateral”, “Collateral Portfolio” and “Pledged Equity” shall exclude, and in no event shall any Lien attach to any right, title or interest of the Loan Parties or Holdings in, to or under (the following, collectively, the “Excluded Assets”): (i) any lease, license or other agreement and the property subject thereto, in each case acquired or entered into by Holdings or by the Loan Parties after the Closing Date and not part of the Borrowing Base, which requires the consent, approval, license or authorization of any Person (other than the Loan Parties or Holdings or their respective Affiliates) as a condition to a grant of a security interest therein as contemplated herein, unless such consent, approval, license or authorization has been obtained or such required consent, approval, license or authorization is rendered ineffective or otherwise overridden after giving effect to the applicable anti‐assignment provisions of the Code or other Applicable Law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under Applicable Law notwithstanding such prohibition; (ii) any lease, license or other agreement or any property subject to a purchase money security interest, Capital Lease Obligations or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement, purchase money, capital lease or similar arrangement or create a termination right in favor of any other party thereto (other than the Loan Parties or Holdings) after giving effect to the applicable anti‐assignment provisions of the Bankruptcy Code or other Applicable Law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under Applicable Law notwithstanding such prohibition; (iii) after the Closing Date, to the extent a pledge of, and security interest in, such asset is prohibited by law or prohibited by agreements containing anti‐assignment clauses not overridden by the Bankruptcy Code or other Applicable Law (so long as such anti‐assignment clauses existed at the time such asset was acquired by the Loan Parties and was not implemented in contemplation of prohibiting a pledge hereunder); and (iv) any Excluded Amounts. -57- USActive 58806140.10 -57-60444631.4 SK 28388 0001 10656366 v3

(d) Anything herein to the contrary notwithstanding, (i) the Loan Parties shall remain liable under the Collateral Portfolio and the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Administrative Agent, for the benefit of the Secured Parties, of any of its rights in the Collateral or the Pledged Equity does not release the Loan Parties or Holdings from any of their duties or obligations under the Collateral or with respect to the Pledged Equity and (iii) none of the Administrative Agent, any Lender nor any other Secured Party shall have any obligations or liability under the Collateral Portfolio and the Collateral by reason of this Agreement, nor shall the Administrative Agent, any Lender nor any other Secured Party be obligated to perform any of the obligations or duties of the Loan Parties thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. (e) [Reserved]. (f) Each Co‐Borrower hereby collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties, all of such Co‐Borrower’s right and title to, and interest in, to and under (but not any obligations under) each Equity Investment Agreement related to each Portfolio Asset, all other agreements, documents and instruments evidencing, securing or guarantying any Portfolio Asset and all other agreements, documents and instruments related to any of the foregoing. Each Co‐ Borrower confirms that, upon the occurrence and during the continuance of an Event of Default and until the Facility Termination Date, the Administrative Agent (at the direction of the Servicer) on behalf of the Secured Parties shall have the right to enforce and/or assume such Co‐Borrower’s rights and remedies under each Equity Investment Agreement. (g) In addition to the property which the Administrative Agent holds for the benefit of the Secured Parties under Section 2.10(a), Section 2.10(b) and Section 2.10(f), the Administrative Agent will, upon entry into the Australian Pledge Agreement, hold the rights arising under the Australian Pledge Agreement for the benefit of the Secured Parties. (h) To the extent the law permits: (i) for the purposes of sections 115(1) and 115(7) of the Australian PPSA: (A) the Secured Parties need not comply with sections 95, 118, 121(4), 125, 130, 132(3)(d) or 132(4) of the Australian PPSA; and (B) sections 142 and 143 of the Australian PPSA are excluded; (ii) for the purposes of section 115(7) of the Australian PPSA, the Secured Parties need not comply with sections 132 and 137(3) of the Australian PPSA; (iii) if the PPSA is amended after the date of this document to permit the Parties to agree to not comply with or to exclude other provisions of the PPSA, the Administrative Agent may notify the Loan Parties that any of these provisions is -58- USActive 58806140.10 -58-60444631.4 SK 28388 0001 10656366 v3

excluded, or that the Secured Parties need not comply with any of these provisions, as notified to the Loan Parties by the Administrative Agent; and (iv) each Loan Party agrees not to exercise its rights to make any request of the Secured Parties under section 275 of the Australian PPSA, to authorize the disclosure of any information under that section or to waive any duty of confidence that would otherwise permit non‐disclosure under that section. (i) To the extent the law permits, each Loan Party waives: (i) its rights to receive any notice that is required by any provision of the Australian PPSA (including a notice of a verification statement); and (ii) any time period that must otherwise lapse under the Australian PPSA before a Secured Party or receiver exercises a right, power or remedy. If the law which requires a period of notice or a lapse of time cannot be excluded, but the law provides that the period of notice or lapse of time may be agreed, that period or lapse is one day or the minimum period the law allows to be agreed (whichever is the longer). However, nothing in this clause prohibits a Secured Party or any receiver from giving a notice under the Australian PPSA or any other law. (j) For the purposes of section 153 of the Australian PPSA, each Secured Party appoints the Administrative Agent and each Loan Party as its nominee, and authorizes each of them to act on its behalf, in connection with a registration under the Australian PPSA of any security interest in favor of the Loan Party which is (a) evidenced or created by chattel paper or arising under contract; (b) perfected by registration under the Australian PPSA; and (c) transferred to a Secured Party under this document. This authority ceases when the registration is transferred to the Secured Party. SECTION 2.11 Sale of Portfolio Assets. (a) Sales. The Loan Parties may sell or otherwise Transfer or dispose of their interest in any Portfolio Asset (a “Sale”) so long as (i) with respect to the Sale of any Eligible Portfolio Asset (a) as of the date of such Sale and immediately after giving effect to any such Sale, (x) the aggregate Advances Outstanding shall not exceed the Maximum Availability as of such date, (y) no Market Trigger Event shall be continuing or will result from such Sale; and (z) no Event of Default shall be continuing or will result from such Sale, (b) with respect to the sale of Eligible Portfolio Assets, (x) the sale price is equal to or greater than 80% of the most recent third party valuation delivered to the Administrative Agent prior to such Sale; provided that if more than one Eligible Portfolio Asset is sold in the same transaction, the calculation of such 80% test will use the aggregate third party valuation of all such Eligible Portfolio Assets included in such Sale or (y) the Servicer shall have consented to such Sale price, provided, however, that, the foregoing clauses (a) and (b) shall not apply if such Sale results from the occurrence of a “Sale Redemption Event” (or such term of similar meaning as may be used in the Constituent Documents relating to such Eligible Portfolio Asset) and (ii) with respect to the Sale of any Portfolio Asset, (a) the net cash proceeds from such Sale, if any, are deposited into the -59- USActive 58806140.10 -59-60444631.4 SK 28388 0001 10656366 v3

Collection Account, and (b) the Administrative Borrower shall deliver to the Servicer a list of all Portfolio Assets to be subject to such Sale. (b) Release of Lien. Upon confirmation by the Administrative Agent of the deposit of any amounts required by Section 2.11(a) in cash into a Collection Account and the fulfillment of the other terms and conditions set forth in this Section 2.11 for a Sale (such date of fulfillment, a “Release Date”), the Portfolio Assets subject to such Sale shall no longer be Collateral and the Administrative Agent, for the benefit of the Secured Parties, shall automatically and without further action be deemed to have released all right, title and interest and any Lien of the Administrative Agent, for the benefit of the Secured Parties in, to and under such Portfolio Asset and related Portfolio Assets and all future monies due or to become due with respect thereto, without recourse, representation or warranty of any kind or nature. (c) Conditions to Sales. Any Sale of an Eligible Portfolio Asset by a Loan Party shall at all times be subject to the satisfaction of the following conditions unless otherwise waived by the Servicer: (i) the Administrative Borrower shall deliver a list of all Portfolio Assets to be the subject of such Sale in accordance with Section 5.01(z)(iii)(C); (ii) as of the date of such Sale and immediately after giving effect to any such Sale, (w) the aggregate Advances Outstanding shall not exceed the Maximum Availability as of such date, (x) no Market Trigger Event has occurred and is continuing or would result therefrom; and (y) neither a Potential Default nor an Event of Default shall be continuing or have resulted from such Sale; and (iii) the Administrative Borrower shall notify the Servicer of any amount to be deposited into the Collection Account in connection with any Sale in accordance with Section 5.01(aa). (d) Treatment of Amounts Deposited in the Collection Account. Amounts deposited by the Co‐Borrowers in the Collection Account pursuant to this Section 2.11 shall be applied as provided in Section 2.09(a). SECTION 2.12 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve (including pursuant to regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, special, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D)), special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; -60- USActive 58806140.10 -60-60444631.4 SK 28388 0001 10656366 v3

(ii) impose material regulatory or agency changes that materially affect the cost or expense (other than taxes) affecting this Agreement; (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its Advances, Commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iv) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Advances made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing or maintaining any Advance or of maintaining its obligation to make any such Advance, or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Co-Borrowers will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Advances made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Co-Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) A certificate of a Lender setting forth in reasonable detail the basis for such demand, the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in this Section 2.12(a) or (b) and the computations made by such Lender to determine such amount and delivered to the Administrative Borrower, shall be conclusive absent manifest error. The Co-Borrowers shall pay such Lender the amount shown as due on any such certificate on the next Payment Date that is not less than ten (10) days after receipt thereof. Any such amount payable by the Co‐Borrowers shall not be duplicative of any amounts (i) previously paid under this Section 2.12 or (ii) included in the calculation of Adjusted Term SOFR. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Co‐Borrowers shall not be required to compensate a Lender pursuant to this Section 2.12 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender notifies the Administrative Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention -61- USActive 58806140.10 -61-60444631.4 SK 28388 0001 10656366 v3

to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine‐ month period referred to above shall be extended to include the period of retroactive effect thereof). (e) If any Lender requests additional amounts pursuant to this Section 2.12, the Co‐Borrowers shall have the option to terminate this Agreement and the Commitments hereunder by written notice to the Administrative Agent and prepay the Advances, any accrued interest thereon and all costs, accrued and unpaid Non‐UsageUnused Fees and all other fees and amounts payable by the Co‐Borrowers under the Transaction Documents (which, for the avoidance of doubt, shall not include any penalty, premium, make‐whole or similar payment due to the termination of the Agreement and Commitments) no later than the fifth (5th) Business Day next following the giving of such notice. SECTION 2.13 Taxes. (a) All payments made by or on account of any obligation of the Loan Parties or Holdings under this Agreement or any other Transaction Document (including by the Administrative Agent on behalf of the Loan Parties or Holdings) will be made free and clear of and without deduction or withholding for or on account of any Taxes, except as required by Applicable Law. If any Indemnified Taxes are required by Applicable Law (as determined in good faith by the applicable withholding agent) to be withheld from any such payments, then the amount payable by the Loan Parties or Holdings will be increased (the amount of such increase, the “Additional Amount”) as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.12) the applicable Recipient receives an amount that is not less than the amount that it would have received had no such deduction or withholding been made. Any amounts deducted or withheld pursuant to this Section 2.13(a) will be timely paid by the applicable withholding agent to the applicable Governmental Authority in accordance with Applicable Law. The Loan Parties, Holdings and the Administrative Agent may be a withholding agent. (b) The Loan Parties and Holdings will indemnify each Recipient for (i) the full amount of Indemnified Taxes payable or paid by such Person in respect of, or required to be deducted or withheld from, payments made by or on behalf of the Loan Parties or Holdings hereunder, including Indemnified Taxes imposed or assessed on or attributable to Additional Amounts and other amounts payable under this Section 2.13 and any costs and expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Administrative Borrower by a Recipient (with a copy to the Administrative Agent), or by the Administrative Agent on behalf of a Recipient, shall be conclusive absent manifest error. All payments in respect of this indemnification shall be made within ten (10) days from the date a written invoice therefor is delivered to the Administrative Borrower, with a copy to the Servicer. (c) Each Lender will indemnify the Administrative Agent for (i) the full amount of Indemnified Taxes attributable to such Lender (but only to the extent that the Loan Parties or Holdings have not already indemnified the Administrative Agent for such Indemnified Taxes -62- USActive 58806140.10 -62-60444631.4 SK 28388 0001 10656366 v3

and without limiting or expanding any obligation of the applicable Loan Party or Holdings to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 2.03 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Transaction Document, and any costs and expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Lender by the Administrative Agent shall be conclusive absent manifest error. (d) Following any payment by any Loan Party or Holdings to the applicable Governmental Authority of any Taxes pursuant to this Section 2.13 and Section 11.07(b), Administrative Borrower or the Servicer, as applicable, will furnish to the Administrative Agent at the applicable address set forth on this Agreement, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment (to the extent received by the Servicer or the Administrative Borrower, as applicable), a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent (acting at the direction of the Majority Lenders). For the avoidance of doubt, in no case or circumstance is the Administrative Agent liable to pay any Taxes pursuant to this Agreement, and if it pays any such amounts, it will solely be on behalf of the Co‐ Borrowers, from the Collection Account to the extent amounts are available therein. (e) Each Lender (including any assignee thereof) that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Non‐U.S. Lender”) shall deliver to Administrative Borrower and the Administrative Agent two properly completed and duly executed copies of whichever (if any) of the following is applicable for claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on any payment by or on behalf of the Co‐Borrowers under this Agreement: (i) U.S. Internal Revenue Service Form W‐8BEN or W‐8BEN‐E (claiming the benefits of an applicable tax treaty), W‐8IMY, W‐8EXP or W‐8ECI or (ii) in the case of a Non‐U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest” a statement substantially in the form of Exhibit E to the effect that such Lender is eligible for a complete exemption from withholding of U.S. taxes under Section 871(h) or 881(c) of the Code (a “Tax Compliance Certificate”) and a Form W‐8BEN or W‐8BEN‐E, in each case (A) with any required attachments (including, with respect to any Lender that provides a U.S. Internal Revenue Service Form W‐8IMY, any of the forms or other documentation described in clauses (i) and (ii) above for any of the direct or indirect owners of such Lender) and (B) any subsequent versions thereof or successors thereto. In addition, each Lender (including any assignee thereof) that is not a Non‐U.S. Lender shall deliver to the Administrative Borrower and the Administrative Agent two copies of U.S. Internal Revenue Service Form W‐9, properly completed and duly executed and claiming complete exemption, or shall otherwise establish an exemption, from U.S. backup withholding. Such forms shall be delivered by each Lender on or about the date it becomes a party to this Agreement and from time to time thereafter as reasonably requested by Administrative Borrower or the Administrative Agent. In addition, each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Administrative Borrower and the Administrative Agent in writing of its legal -63- USActive 58806140.10 -63-60444631.4 SK 28388 0001 10656366 v3

inability to do so. Notwithstanding any other provision of this paragraph, a Lender shall not be required to deliver any form pursuant to this paragraph that such Lender is not legally able to deliver. For the purposes of this Section 2.13(e), “Lender” shall include any other recipients of payments on the Collateral as directed by any Lender to the Administrative Agent. (f) A Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Co‐Borrowers are located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Administrative Borrower and the Administrative Agent, at the time or times prescribed by Applicable Law or reasonably requested by the Administrative Borrower or the Administrative Agent, such properly completed and executed documentation or information prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate (or otherwise permit the Administrative Borrower and the Administrative Agent to determine the applicable rate of withholding); provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender’s reasonable judgment such completion, execution or submission would not subject such Lender to any material unreimbursed cost or expense or would not materially prejudice the legal or commercial position of such Lender. If a payment made to a Lender under any Transaction Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Administrative Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Administrative Borrower or Administrative Agent such documentation prescribed by law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Administrative Borrower or Administrative Agent as may be necessary for the Administrative Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this Section 2.13(f), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (g) If any Lender determines, in its sole discretion, exercised in good faith, that it has received a refund of any Taxes for which it was indemnified by the Co‐Borrowers or the Administrative Agent, pursuant to this Section 2.13 or with respect to which the Co‐Borrowers or the Administrative Agent has paid additional amounts pursuant to this Section 2.13, it shall pay to the Co‐Borrowers or the Administrative Agent, as applicable, an amount equal to such refund (but only to the extent of indemnity payments made, or Additional Amounts paid, by the Co‐Borrowers or the Administrative Agent, as applicable, under this Section 2.13 with respect to the Taxes or Additional Amounts giving rise to such refund), net of all costs and expenses (including additional Taxes, if any) of such Lender, as the case may be, incurred in obtaining such refund, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). The Co‐Borrowers, upon the request of such Lender, shall repay to such Lender the amount paid over pursuant to this Section 2.13(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such Lender is required to repay such refund to such Governmental Authority. -64- USActive 58806140.10 -64-60444631.4 SK 28388 0001 10656366 v3

Notwithstanding anything to the contrary in this Section 2.13(g), in no event will the Lender be required to pay any amount to the Co‐Borrowers pursuant to this Section 2.13(g) the payment of which would place the Lender in a less favorable net after‐Tax position than the Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Co‐Borrowers or any other Person. (h) Without prejudice to the survival of any other agreement of the parties hereunder, the agreements and obligations of the parties contained in this Section 2.13 shall survive the resignation or replacement of the Administrative Agent, any assignment of rights by or replacement of any Lender, the termination of Commitments, the repayment, satisfaction or discharge of all obligations under any Transaction Document or termination of this Agreement. SECTION 2.14 Increase in Maximum Facility Amount. (a) PriorOn or prior to September 22, 2022the end of the Availability Period, and subject to compliance with the terms of this Section 2.14, the Administrative Borrower may no more than two (2) times, upon three (3) Business Days’ written noticerequest in writing to the Administrative Agent and the Initial Lender (“Facility Increase Notice”), to increase the Maximum Facility Amount to up to $350,000,000. Any such increase shall be in the amount of up to $25,000,000 (each such increase, a “Facility Increase”). The Administrative Agent shall promptly deliver the Facility Increase Notice to the Lenders, and upon receipt of written consent by the Majority Lenders, in their sole and absolute discretion, the Maximum Facility Amount shall be increased in accordance with the amount requested by the Administrative Borrower and consented to by the Majority Lenders. Any Facility Increase may be provided by any Lender or any Eligible Assignee (each such Lender, an “Incremental Lender”); provided that each Incremental Lender which was not a Lender immediately prior to the consummation of such Facility Increase shall be subject to the consent (in each case, not to be unreasonably withheld, delayed or conditioned) of the Administrative Agent and the Initial Lender. Notwithstanding anything herein to the contrary, no Lender shall have any obligation to agree to increase its Commitment pursuant to this Section 2.14 and any election to do so shall be in the sole discretion of such Lender. (b) The following are conditions precedent to such increase: (i) each Co‐Borrower shall deliver to Administrative Agent and the Initial Lender, if necessary, resolutions adopted by such Co‐Borrower approving or consenting to such increase, certified by a Responsible Person of such Co‐Borrower that such resolutions are true and correct copies thereof and are in full force and effect; (ii) if applicable, each Co‐Borrower shall execute replacement notes payable to the Initial Lender reflecting the Facility Increase; (iii) as of the effective date of such Facility Increase and immediately after giving effect thereto, the representations and warranties set forth herein and in the other -65- USActive 58806140.10 -65-60444631.4 SK 28388 0001 10656366 v3

Transaction Documents are true and correct in all material respects with the same force and effect as if made on and as of such date (except to the extent that such representations and warranties expressly relate to an earlier date); provided that if a representation or warranty is qualified as to materiality, with respect to such representation or warranty, the foregoing materiality qualifier shall be disregarded for the purposes of this condition; (iv) all expenses and fees (including reasonable and documented legal fees and any fees required under the Fee Letters) that are required to be paid hereunder or by the Fee Letters that are due and payable have been paid in full; (v) one or more favorable opinions of counsel to the Co‐Borrowers and Holdings, reasonably acceptable to the Majority Lenders and the Administrative Agent and addressed to the Administrative Agent and the Lenders; and (vi) no Market Trigger Event or Event of Default shall have occurred and be continuing on the date on which the Facility Increase Notice is delivered or immediately after giving effect to the Facility Increase; and (vii) the Co-Borrowers shall have obtained an investment grade Debt Rating (BBB or higher) on the Facility, as increased by the Facility Increase, and the Lenders shall have a received a copy of any rating letter issued in connection therewith. For the avoidance of doubt, any Facility Increase will be on the same terms as contained herein with respect to the Commitments as of the Closing Date. SECTION 2.15 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Applicable Lending Office. If any Lender requests compensation under Section 2.12, or requires the Co‐Borrowers to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13 then such Lender shall, at the request of the Administrative Borrower, use reasonable efforts to designate a different applicable lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Co‐Borrowers hereby agree to pay all reasonable and documented out‐of‐pocket costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 2.12, or if the Co‐Borrowers are required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, and, in each case, such Lender has declined or is unable to designate a different applicable lending office in accordance with Section 2.15(a), or if any Lender is a Defaulting Lender or Non‐Consenting Lender, then the Co‐ Borrowers may, at their sole expense and effort, upon -66- USActive 58806140.10 -66-60444631.4 SK 28388 0001 10656366 v3

notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.04), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.12 or Section 2.13) and obligations under this Agreement and the related Transaction Documents to an Eligible Assignee in accordance with Section 11.04 that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Co‐Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.04; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Transaction Documents (including any amounts under this Article II) from the Eligible Assignee (to the extent of such outstanding principal) or the Co‐ Borrowers (in the case of accrued interest, Fees and all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment shall result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non‐ Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Co‐Borrowers to require such assignment and delegation cease to apply. SECTION 2.16 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VI or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to -67- USActive 58806140.10 -67-60444631.4 SK 28388 0001 10656366 v3

Section 11.13 shall be applied at such time or times as may be determined by the Administrative Agent (acting at the direction of the Majority Lenders) as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Administrative Borrower may request (so long as no Event of Default exists), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third if so determined by the Administrative Agent (acting at the direction of the Majority Lenders) and the Administrative Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Event of Default exists, to the payment of any amounts owing to the Co‐ Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Co‐ Borrowers against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Advances of all non‐Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of such Defaulting Lender until such time as all Advances are held by the Lenders pro rata in accordance with the Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Defaulting Lender Fees. No Defaulting Lender shall be entitled to receive any Fees (including Non‐UsageUnused Fees in respect of any commitments of a Defaulting Lender) for any period during which that Lender is a Defaulting Lender (and the Co‐Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (iv) Defaulting Lender Cure. If the Administrative Borrower and the Administrative Agent (acting at the direction of the Majority Lenders) agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent and the Administrative Borrower may determine to be necessary to cause the Advances and funded to be held pro rata by the Lenders in accordance with the Commitments, whereupon, such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Co‐Borrowers while that Lender was a -68- USActive 58806140.10 -68-60444631.4 SK 28388 0001 10656366 v3

Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (b) Termination of Defaulting Lender. The Co‐Borrowers may terminate the unused amount of the Commitment of any Lender that is a Defaulting Lender upon not less than five (5) Business Days’ prior written notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 2.16(a)(ii) will apply to all amounts thereafter paid by the Co‐ Borrowers for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim that the Co‐Borrowers, the Administrative Agent or any Lender may have against such Defaulting Lender. (c) If any Lender becomes a Defaulting Lender, the Co‐Borrowers shall have the option to terminate this Agreement and the Commitments hereunder by written notice to the Administrative Agent and prepay the Advances, any accrued interest thereon and all costs, accrued and unpaid Non‐ UsageUnused Fees and all other fees and amounts payable by the Co‐Borrowers under the Transaction Documents (which, for the avoidance of doubt, shall not include any penalty, premium, make‐whole or similar payment due to the termination of the Agreement and Commitments) no later than the fifth (5th) Business Day next following the giving of such notice. SECTION 2.17 Extension of Availability Period. (a) The Administrative Borrower may by written noticerequest to the Administrative Agent (no later than 10 Business Days prior to the expiration of the original Availability Period) extend the Availability Period to March 23, 2025 or such latera date as may be agreed upon by the Lenders (such date, the “Availability Period Extension Date”, and such election, an “Availability Period Extension”). (b) Notwithstanding the foregoing, the extension of the Availability Period pursuant to this Section 2.17 shall not be effective with respect to any Lender unless: (i) on or prior to the date the Administrative Borrower requests an Availability Period Extension, the Co‐Borrowers shall have paid in full any and all accrued and unpaid interest and all costs and expenses of the Secured Parties that are due and payable under this Agreement; (ii) no Event of Default or any other Market Trigger Event shall have occurred and be continuing on the date of such extension and immediately after giving effect thereto; (iii) the Co‐Borrowers shall pay to the Administrative Agent for the account of each Lender an extension fee equal 0.25% of such Lender’s Pro Rata Share of the Maximum Facility Amount; and -69- USActive 58806140.10 -69-60444631.4 SK 28388 0001 10656366 v3

(iv) the representations and warranties contained in this Agreement are true and correct in all material respects (except that any representation qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the date of such extension and immediately after giving effect thereto, as though made on and as of such date (as certified by the Co‐Borrowers, or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and (v) Such Lender consents to the requested extension of the Availability Period. In connection with any extension of the Availability Period, the Co‐Borrowers, the Administrative Agent and each Lender may make such amendments to this Agreement as the Administrative Agent (acting at the written direction of the Initial Lender) and the Co‐Borrowers mutually determine to be reasonably necessary to evidence the extension. SECTION 2.18 Ratings Cure. In the event that the Co-Borrowers shall have failed to maintain an investment grade rating (BBB or higher) at any time or a period of longer than 364 days have elapsed since the date of issuance of any Debt Rating with respect to the Advances advanced under this Agreement from an NRSRO or from a rating agency approved by the NAICFacility from an Acceptable Rating Agency and such failure shall remain uncured for thirty (30) Business Days (“Ratings Event”), Holdings and/or the Co-Borrowers may cure such failure by any or a combination of: (i) contributing additional cash to the Co-Borrowers to be deposited into the Collection Account, (ii) transferring additional Portfolio Assets to the Co-Borrowers, consented to by the Servicer in its sole and absolute discretion, and the Co-Borrowers pledging such additional Portfolio Assets to the Administrative Agent for the benefit of the Secured Parties or (iii) obtaining a replacement investment grade rating from an alternate NRSROAcceptable Rating Agency. The Co-Borrowers shall provide written notice to the Administrative Agent upon the occurrence of the Ratings Event and to the extent such Rating Event is subsequently cured. No later than three (3) Business Days prior to the date a Ratings Event is cured pursuant to this Section 2.18, the Co-Borrowers shall provide written notice thereof to the Administrative Agent, unless a Ratings Event Cure occurs as a result of a change in the Co-Borrowers’ rating, in which case the Co-Borrowers shall promptly provide written notice thereof to the Administrative Agent. ARTICLE III. CONDITIONS PRECEDENT SECTION 3.01 Conditions Precedent to Effectiveness. This Agreement becomes effective upon, and no Lender is obligated to make any Advance, nor is any Lender, the Servicer or the Administrative Agent obligated to take, fulfill or perform any other action hereunder until, the satisfaction or waiver of the following conditions precedent: -70- USActive 58806140.10 -70-60444631.4 SK 28388 0001 10656366 v3

(a) this Agreement, all other Transaction Documents and all other agreements, instruments, certificates and other documents listed on Schedule II have been duly executed by, and delivered to, the parties hereto and thereto; (b) immediately after giving effect to the consummation of the funding of the Initial Advances the Co‐Borrowers shall have no material Indebtedness for borrowed money other than the Obligations and Permitted Debt and the Lenders shall have received such payoff letters and Lien releases as they may reasonably request with respect to other material Indebtedness for borrowed money; (c) all up‐front expenses and fees (including reasonable and documented legal fees and any fees required under the Fee Letters) that are required to be paid hereunder or by the Fee Letters have been paid in full; (d) the Collection Account and the Interest Reserve Account have been established and are subject to an Account Control Agreement; (e) the representations contained in Sections 4.01, 4.02 and 4.05 of this Agreement, and Section 4.1 of the Guaranty are true and correct in all material respects (except that any representation qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) (as certified by the Co‐Borrowers); (f) each Co‐Borrower has received all material governmental, shareholder and third party consents and approvals necessary in connection with the transactions contemplated by this Agreement and the other Transaction Documents and all applicable waiting periods have expired without any action being taken by any Person that would reasonably be expected to restrain, prevent or impose any material adverse conditions on the Co‐Borrowers or such other transactions or that could seek or threaten any of the foregoing, and no law or regulation is applicable which in the reasonable judgment of the Lenders would reasonably be expected to have such effect; (g) no action, proceeding or investigation has been instituted or, to the knowledge of any Responsible Person of a Co‐Borrower, threatened or proposed against such Co‐Borrower before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement or the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Majority Lenders’ sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement or the other Transaction Documents or the consummation of the transactions contemplated hereby or thereby; (h) the Co‐Borrowers shall have obtained an investment grade rating (BBB or higher) with respect to the Advances advanced under this Agreement from a NRSRO or from a rating agency approved by the NAIC and the Majority Lenders shall have a received a copy of any rating letter issued in connection therewith; -71- USActive 58806140.10 -71-60444631.4 SK 28388 0001 10656366 v3

(i) the Administrative Agent and the Lenders have received all documentation and other information requested by the Administrative Agent or the Lenders, respectively, no later than ten (10) Business Days prior to the Closing Date, to the extent required by regulatory authorities with respect to the Co‐Borrowers and the Servicer under applicable “know your customer”, Anti‐Money Laundering Laws, including the USA PATRIOT Act, and Anti‐Corruption Laws, including without limitation, a duly executed W‐8 or W‐9 tax form, as applicable (or such other applicable IRS tax form) of each Co‐Borrower (or, if a Co‐Borrower is treated as a disregarded entity for U.S. federal income tax purposes, the entity of which such Co‐Borrower is considered to be a division under Treasury regulation section 301.7701‐2), all in form and substance reasonably satisfactory to the Administrative Agent or the Lenders, respectively; and (j) payment of all reasonable and invoiced fees, costs and expenses in connection therewith. SECTION 3.02 Conditions Precedent to All Advances. Each Advance (including the Initial Advance) is subject to the further conditions precedent that: (a) the Administrative Borrower has delivered to the Administrative Agent a Notice of Borrowing as provided in Section 2.02(a); (b) on and as of such Advance Date, immediately after giving effect to such Advance and the transactions related thereto, including the use of proceeds thereof, the Advances Outstanding do not exceed the Maximum Availability on such Advance Date; (c) on and as of such Advance Date, immediately after giving effect to such Advance and the transactions related thereto, including the use of proceeds thereof, no Market Trigger Event has occurred and is continuing; (d) no Event of Default has occurred and is continuing, or would result from such Advance or application of proceeds therefrom; (e) the Co‐Borrowers shall have obtained an investment grade ratingDebt Rating (BBB or higher) with respect toon the Advances advanced under this Agreement from NRSRO or fromFacility and the Majority Lenders shall have received a copy of any rating agency approved by the NAICletter issued in connection therewith; (f) the representations contained in Sections 4.01, 4.02 and 4.05 of this Agreement, and Section 4.1 of the Guaranty are true and correct in all material respects (except that any representation qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) before and immediately after giving effect to such Advance and to the application of proceeds therefrom, on and as of such date as though made on and as of such date (or, in the case of any such representation expressly stated to have been made as of a specific date, as of such specific date); and -72- USActive 58806140.10 -72-60444631.4 SK 28388 0001 10656366 v3

(g) all expenses and fees (including reasonable and documented out‐of‐pocket legal fees and any fees required under the Fee Letters as set forth therein) that are required to be paid hereunder or by the Fee Letters have been paid in full. SECTION 3.03 Conditions to Transfers of Portfolio Assets. Each Transfer of a Portfolio Asset is subject to the further conditions precedent that: (a) the Administrative Borrower has delivered to the Administrative Agent (with a copy to the Initial Lender and the Servicer) no later than 2:00 p.m. on the date that is two (2) Business Days prior to the related Cut‐Off Date (i) an updated Portfolio Asset Schedule reflecting the Transfer of such Portfolio Asset and (ii) a Borrowing Base Certificate (giving pro forma effect to such Transfer and proposed Advances relating thereto, and if such Advances would cause the aggregate Advances Outstanding to exceed the Maximum Availability as of the proposed Cut‐Off Date, such Borrowing Base Certificate must include any scheduled repayments or optional prepayments of Advances in accordance with the terms hereof which would result in such Advances Outstanding not exceeding the Maximum Availability as of such date); (b) in connection with the acquisition of a Portfolio Asset, all actions required to be taken or performed (including the filing of UCC financing statements) to give the Administrative Agent, for the benefit of the Secured Parties, a first priority perfected security interest (subject only to Permitted Liens) in such Portfolio Asset and the Collateral related thereto and the proceeds thereof have been taken or performed; and (c) no Event of Default exists or would result from such Transfer. Each Transfer of a Portfolio Asset pursuant to this Section 3.03 is deemed a representation by the Loan Parties that the conditions specified in this Section 3.03 have been met. SECTION 3.04 Advances Do Not Constitute a Waiver. No Advance made hereunder constitutes a waiver of any condition to any Lender’s obligation to make such an Advance unless such waiver is in writing and executed by such Lender. ARTICLE IV. REPRESENTATIONS SECTION 4.01 Representations of the Loan Parties. The Loan Parties, jointly and severally, hereby represent to the Secured Parties as of the Closing Date and each Advance Date as follows: (a) Organization, Good Standing and Due Qualification. Each Co‐Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite limited liability company power and authority necessary to own the Portfolio Assets and the Collateral and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement and -73- USActive 58806140.10 -73-60444631.4 SK 28388 0001 10656366 v3

the other Transaction Documents to which it is a party. Each Co‐Borrower is duly qualified to do business as a limited liability company, and has obtained all licenses and approvals under the laws of the State of Delaware, and in all other jurisdictions necessary to own its assets and to transact the business in which it is engaged, and is duly qualified, and in good standing under the laws of the State of Delaware, and in each other jurisdiction where the transaction of such business or its ownership of the Portfolio Assets and the Collateral and the conduct of its business requires such qualification. (b) Power and Authority; Due Authorization; Execution and Delivery. Each Co‐Borrower (i) has all limited liability company power, authority and legal right to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) perform and carry out the terms of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated thereby and (ii) has taken all necessary action to (A) authorize the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party, and (B) grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority perfected security interest in the Collateral on the terms and conditions of this Agreement and the other Transaction Documents, subject only to Permitted Liens, and (C) authorizes the Servicer to perform its actions contemplated by this Agreement and the other Transaction Documents. This Agreement and each other Transaction Document to which each Co‐Borrower is a party have been duly executed and delivered by Holdings and such Co‐Borrower. (c) Binding Obligation. This Agreement and each of the other Transaction Documents to which each Co‐Borrower is a party constitutes the legal, valid and binding obligation of such Co‐ Borrower, enforceable against such Co‐Borrower in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity (whether considered in a proceeding in equity or at law). (d) All Consents Required. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by each Co‐Borrower of this Agreement or any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any such Transaction Document or grant of a security interest in the Collateral, other than such as have been waived, met or obtained and are in full force and effect. (e) No Violation or Consent under Investment Fund Agreements. The execution, delivery and performance of this Agreement and the other Transaction Documents will not (i) conflict with or result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under the Investment Fund Agreements, (ii) result in the creation or imposition of any Lien on the Collateral other than Permitted Liens, (iii) violate any Applicable Law in any material respect, (iv) violate any Investment Fund Agreement, (v) require the consent of any other party (including under any Investment Fund Agreement) except for any such consent that has been obtained, or require any consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, -74- USActive 58806140.10 -74-60444631.4 SK 28388 0001 10656366 v3

bureau or agency (other than (x) as required by laws or regulations of general applicability adopted after the date on which this representation is given or (y) any such consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority that may be required in each of England, Guernsey, the Commonwealth of Australia and such other jurisdictions as the Administrative Borrower may reasonably request in connection with the acquisition of new Portfolio Assets) with respect to the admission of the Administrative Agent, its designee or transferee as a member (or equivalent) of the General Partner upon the transfer of the General Partner Investment to the Administrative Agent, its designee or transferee as a member (or equivalent) of the General Partner (other than, to the extent applicable, any customary transfer restrictions (including, without limitation, restrictions relating to ERISA, “know your customer” and Anti‐Money Laundering Law matters) set forth in the relevant Equity Investment Agreement), in connection with any exercise of remedies in respect of the General Partner Investment under and in accordance with the terms of the Transaction Documents, (vi) violate a Co‐Borrower’s Constituent Documents, or (vii) violate any contract or other agreement to which a Co‐Borrower is a party or by which such Co‐Borrower or any property or assets of such Co‐Borrower may be bound, in each case (other than with respect to any Investment Fund Agreement), except (A) in the case of clause (vii), as would not reasonably be expected to have a Material Adverse Effect or (B) other than in respect of any Equity Interests in the Co‐Borrowers, as would not reasonably be likely to cause a diminution in the value of the Collateral of greater than five percent (5%). (f) No Proceedings. There is no litigation, proceeding or investigation pending or, to the knowledge of any Responsible Person of a Co‐Borrower, threatened against any Co‐Borrower, before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or (iii) in which a Co‐Borrower, in its good faith determination, has determined that there is a reasonable probability of an adverse determination and which, if so adversely determined, individually or in the aggregate, would result in a Material Adverse Effect. (g) No Liens. The Collateral is owned by each Loan Party free and clear of any Liens except for Permitted Liens. (h) Transfer of Collateral. Except as otherwise expressly permitted by the terms of this Agreement, no item of Collateral has been Sold, assigned or pledged by a Loan Party to any Person, other than in accordance with Article II and the grant of a security interest therein to the Administrative Agent, for the benefit of the Secured Parties, pursuant to the terms of this Agreement. Each Loan Party consents to the transfer of any Collateral to the Administrative Agent or its designee, following, and during the occurrence of, an Event of Default and to the substitution of the Administrative Agent or its designee as the general partner in any General Partner Investment with all the rights and powers related thereto, subject to the terms of this Agreement. (i) Eligible Portfolio Assets. The Eligible Portfolio Assets as of the Closing Date are set forth on Schedule I attached hereto and are owned by the Loan Parties. -75- USActive 58806140.10 -75-60444631.4 SK 28388 0001 10656366 v3

(j) Indebtedness. No Co‐Borrower has any Indebtedness as of the Closing Date other than Permitted Debt. (k) Registered Investment Adviser Status. Each Co‐Borrower is registered under the Investment Advisers Act to the extent such registration is required under the Investment Advisers Act. (l) Set‐Off etc. No Portfolio Asset has been compromised, adjusted, extended, satisfied, subordinated, rescinded, set‐off or modified by any Co‐Borrower, the Transferor, if any, or the Obligor thereof, and no item in the Collateral Portfolio is subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set‐off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning the Collateral Portfolio or otherwise, by any Co‐Borrower, the Transferor, if any, or the Obligor with respect thereto, except, in each case, for amendments, extensions and modifications, if any, permitted pursuant to Section 5.02. (m) No Injunctions. No injunction, writ, restraining order or other order of any nature materially adversely affects each Co‐Borrower’s performance of its obligations under this Agreement or any Transaction Document to which such Co‐Borrower is a party. (n) Taxes. All material tax returns (including all material foreign, federal, State, local and other tax returns whether filed on a standalone or group basis) required to be filed by, on behalf of or with respect to the income and assets of the Co‐Borrowers (including the Collateral) have been timely filed and the Co‐Borrowers are not liable for Taxes payable by any other Person. Each of the Co‐ Borrowers has paid all Taxes, assessments and other governmental charges made against it or any of its property (including the Collateral) except for those Taxes being contested in good faith by appropriate proceedings and in respect of which it has established proper reserves in accordance with Applicable Accounting Principles, on its books Each Co‐Borrower is disregarded as an entity separate from its owner pursuant to Treasury Regulation Section 301.7701‐3(b) or a partnership (other than a publicly traded partnership) for U.S. federal income tax purposes. Each Co‐Borrower is resident for Tax purposes only in the jurisdiction under whose laws each Co‐Borrower is incorporated as of the Closing Date and does not have a branch, agency or permanent establishment in any other jurisdiction for Tax purposes. (o) Location. Except as permitted pursuant to Section 5.02(q), the Co‐Borrowers’ location (within the meaning of Article 9 of the UCC) is Delaware and the UK Guarantors’ location (within the meaning of Article 9 of the UCC) is the District of Columbia. Except as permitted pursuant to Section 5.02(q), the principal place of business and chief executive office of the Loan Parties (and the location of the Loan Parties records regarding the Collateral (other than those delivered to the Servicer pursuant to this Agreement)) is located at its address referred to in Section 11.02. (p) Tradenames. Except as permitted pursuant to Section 5.02(q), each Loan Party’s legal name is as set forth in this Agreement. Except as permitted pursuant to Section 5.02(q), no Loan Party has changed its name since its formation or has tradenames, fictitious names, assumed names or “doing business as” names. The Co‐Borrowers’ only jurisdiction of formation -76- USActive 58806140.10 -76-60444631.4 SK 28388 0001 10656366 v3

is Delaware, and the UK Guarantors’ only jurisdiction of incorporation is England and Wales and, except as permitted pursuant to Section 5.02(q), the Loan Parties have not changed their jurisdiction of formation. (q) No Subsidiaries. The Loan Parties do not directly own or hold interests in any other Person other than the Portfolio Assets. (r) Reports Accurate. All Notices of Borrowing, Borrowing Base Certificates, LTV Certificates and other written or electronic information, exhibits, financial statements, documents, books, records or reports required to be furnished by the Administrative Borrower to the Administrative Agent or the Servicer in connection with this Agreement and the other Transaction Documents were accurate, true and correct in all material respects when so furnished, and no such document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided that solely with respect to written or electronic information (other than information presented in a Notice of Borrowing or Borrowing Base Certificate) furnished by the Administrative Borrower which was provided to a Loan Party from an Obligor with respect to a Portfolio Asset or any other third party (or derived thereof), such information need only be accurate, true and correct in all material respects to the knowledge of the applicable Responsible Persons of such Loan Party. (s) Exchange Act Compliance; Regulations T, U and X. None of the transactions contemplated herein or in the other Transaction Documents (including the use of Proceeds from the sale of any item in the Collateral) will violate or result in a violation of Section 7 of the Exchange Act or Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. No Co‐Borrower owns or intends to carry or purchase, and no proceeds from the Advances will be used to carry or purchase, any “margin stock” within the meaning of Regulation U or to extend “purpose credit” within the meaning of Regulation U, except as may result from any Portfolio Asset becoming publicly traded or as a result of a distribution or payment in kind to a Co‐Borrower by any Portfolio Asset of marginable stock. (t) Event of Default or Potential Default. No event has occurred and is continuing which constitutes an Event of Default or Potential Default, in each case, which has not been previously disclosed to the Administrative Agent and the Lenders in writing. (u) ERISA. Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) no ERISA Event has occurred and none of the Co‐Borrowers, Holdings or any ERISA Affiliate is aware of any fact, event or circumstance that would reasonably be expected to constitute or result in an ERISA Event; (ii) none of the Co‐Borrowers, Holdings or any ERISA Affiliate has sponsored, established or maintained, has an obligation to contribute to, has incurred or taken any action that has resulted or would reasonably be expected to result in the imposition of liability on the Co‐Borrowers, Holdings or any ERISA Affiliate with respect to any Pension Plan or Multiemployer Plan; and (iii) none of the Co‐Borrowers, Holdings or any ERISA Affiliate has sponsored, established or maintained, has an obligation to contribute to, has incurred or has taken any action that has resulted or would -77- USActive 58806140.10 -77-60444631.4 SK 28388 0001 10656366 v3

reasonably be expected to result in the imposition of any liability on the Co‐Borrowers, Holdings or any ERISA Affiliate with respect to any Employee Benefit Plan. No assets of the Co‐Borrowers or Holdings include (x) Plan Assets or (y) “plan assets” of any governmental plan that is subject to laws or regulations similar to Section 406 of ERISA or 4975 of the Code (“Similar Law”). None of the transactions or services contemplated under this Agreement or the other Transaction Documents, including exercise of rights with respect to the Collateral and performance of its duties by the Servicer, constitutes or will result in a non‐exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any violation of Similar Law. (v) Broker‐Dealer. No Co‐Borrower is a broker‐dealer or subject to the Securities Investor Protection Act of 1970. (w) Instructions for Collections. The Collection Account is the only account to which the Obligors have been instructed by the applicable Loan Party to send Collections with respect to the Portfolio Assets. No Loan Party has granted any Person other than the Administrative Agent, for the benefit of the Secured Parties, and Permitted Liens in favor of the Account Bank, an interest in the Collection Account. (x) Insider. No Co‐Borrower is an “executive officer,” “director,” or “person who directly or indirectly or acting through or in concert with one or more persons owns, controls, or has the power to vote more than 10% of any class of voting securities” (as those terms are defined in 12 U.S.C. §375b or in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any Lender is a subsidiary, or of any subsidiary, of a bank holding company of which any Lender is a subsidiary, or, to the knowledge of any Responsible Person of a Co‐Borrower, any bank at which any Lender maintains a correspondent account, or of any bank which maintains a correspondent account with any Lender. (y) Investment Company Act. No Co‐Borrower is required to register as an “investment company” under the provisions of the 1940 Act. (z) Compliance with Applicable Law. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) each Co‐Borrower has complied with all Applicable Law to which it may be subject, and (ii) no item of the Collateral contravenes any Applicable Law (including all predatory and abusive lending laws, laws, rules and regulations relating to licensing, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy). (aa) Collections. All Available Collections received by a Loan Party or its Affiliates with respect to the Collateral will be held in trust for the benefit of the Administrative Agent, for the benefit of the Secured Parties, until deposited into the Collection Account as provided herein. (bb) Sole Purpose. Each Co‐Borrower has been formed solely for the purpose of, and has not engaged in any business activity other than, the acquisition of Portfolio Assets and transactions incidental thereto and activities of the type set forth in Section 5.01(a) and Section 5.02(a). No Co‐ Borrower is party to any material agreements other than this Agreement and the other Transaction Documents to which it is a party and the Required Portfolio Documents and -78- USActive 58806140.10 -78-60444631.4 SK 28388 0001 10656366 v3

other agreements listed on the Portfolio Asset Checklist for each Portfolio Asset in respect of which a Co‐Borrower is a lender or loan participant. (cc) Separate Entity. Each Co‐Borrower is operated as an entity with assets and liabilities distinct from those of Holdings, and any Affiliates thereof, and each Co‐Borrower hereby acknowledges that the Administrative Agent and the Lenders are entering into the transactions contemplated by this Agreement in reliance upon each Co‐Borrower’s identity as a separate legal entity from Holdings, and from each such other Affiliate of Holdings. (dd) Sanctions and Anti‐Terrorism Laws and Anti‐Money Laundering Laws. No Borrower Covered Entity described in clauses (a) or (b) of the definition thereof, nor any of their respective directors, officers, or employees, are (i) a Sanctioned Person; (ii) located, organized or resident in a Sanctioned Country; or (iii) engaging in any dealings or transactions that would result in a material violation of Sanctions and Anti‐Terrorism Laws or Anti‐Money Laundering Laws. Each Co‐Borrower covenants and agrees that it shall promptly notify the Servicer and the Administrative Agent in writing upon a Responsible Person of a Borrower Covered Entity obtaining knowledge of the occurrence of a Reportable Compliance Event with respect to a Borrower Covered Entity, except to the extent such notice is prohibited by Applicable Law. (ee) Security Interest. (i) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Administrative Agent, on behalf of the Secured Parties, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from the Co‐Borrowers. (ii) The Collateral is comprised of “instruments”, “financial assets”, “security entitlements”, “general intangibles”, “chattel paper”, “accounts”, “certificated securities”, “uncertificated securities”, “securities accounts”, “deposit accounts”, “supporting obligations” or “insurance” (each as defined in the applicable UCC), and the proceeds of the foregoing, or such other category of collateral under the applicable UCC as to which each Co‐Borrower has complied with its obligations under this Section 4.01(dd). (iii) Each of the Collection Account and the Interest Reserve Account, being the only Accounts currently established as listed on Schedule VIII hereto, is not in the name of any Person other than a Co-Borrower, subject to Permitted Liens and the lien of the Administrative Agent, for the benefit of the Secured Parties. (iv) Each of the Collection Account and the Interest Reserve Account constitutes a “securities account” or “deposit account”, as applicable, as defined in the applicable UCC. (v) Kudu, the applicable banking institution and the Administrative Agent, on behalf of the Secured Parties, have entered into an Account Control Agreement with respect to each of the Collection Account and Interest Reserve Account. -79- USActive 58806140.10 -79-60444631.4 SK 28388 0001 10656366 v3

(vi) Each Co‐Borrower has authorized the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the Collateral and that portion of the Portfolio Assets in which a security interest granted to the Administrative Agent, on behalf of the Secured Parties, under this Agreement may be perfected by filing; provided that filings in respect of real property shall not be required. (vii) Other than as expressly permitted by the terms of the Transaction Documents, this Agreement and the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement, no Co‐Borrower has pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Collateral. No Co‐Borrower has authorized the filing of and, as of the Closing Date, is not aware of any financing statements against any Co‐Borrower that include a description of collateral covering the Collateral other than any financing statement (A) that has been terminated or fully and validly assigned to the Administrative Agent, (B) reflecting the transfer of assets on a Release Date pursuant to (and simultaneously with or subsequent to) the consummation of any transaction contemplated under (and in compliance with the conditions set forth in) Section 2.11, or (C) for any Permitted Lien. As of the Closing Date, no Co‐Borrower is aware of the filing of any judgment or Tax lien filings against any Co‐Borrower, other than Permitted Liens. (viii) With respect to any Collateral that constitutes a “certificated security,” such certificated security has been delivered to the Administrative Agent, on behalf of the Secured Parties and, if in registered form, has been specially Indorsed to the Administrative Agent, for the benefit of the Secured Parties, or in blank by an effective Indorsement or has been registered in the name of the Administrative Agent, for the benefit of the Secured Parties, upon original issue or registration of transfer by a Co‐Borrower of such certificated security. (ix) With respect to any Collateral that constitutes an “uncertificated security”, each Co‐Borrower shall either (x) cause the issuer of such uncertificated security to register the Administrative Agent, on behalf of the Secured Parties, as the registered owner of such uncertificated security or (y) cause the issuer of such uncertificated security to agree to comply with instructions of the Administrative Agent without further consent of such Co‐Borrower. (x) The Loan Parties shall not open or close any Account without the prior written consent of the Administrative Agent, Servicer and Initial Lender, which consent may be exercised in their sole discretion. SECTION 4.02 Representations of the Co‐Borrowers Relating to the Agreement and the Collateral. The Co‐Borrowers, jointly and severally, hereby represent to the Secured Parties as of the Closing Date and each Advance Date as follows: (a) Eligibility of Collateral. (i) Schedule I and each Borrowing Base Certificate is an accurate and complete listing of all the Portfolio Assets contained in the Collateral and included -80- USActive 58806140.10 -80-60444631.4 SK 28388 0001 10656366 v3

in the Borrowing Base on the date delivered, and the information contained therein with respect to the identity of such item of Collateral and the amounts owing thereunder is true and correct in all material respects as of such date, (ii) each Portfolio Asset designated as included in the Borrowing Base on Schedule I or any Borrowing Base Certificate as an Eligible Portfolio Asset and each Portfolio Asset included as an Eligible Portfolio Asset in any calculation of the Borrowing Base is an Eligible Portfolio Asset, (iii) the Loan Parties have complied in all material respects with the requirements of this Agreement, and (iv) with respect to each such item of Collateral, all consents, licenses, approvals or authorizations of or registrations or declarations of any Governmental Authority or any Person required to be obtained, effected or given by a Loan Party in connection with the grant of a security interest in each item of Collateral to the Administrative Agent, for the benefit of the Secured Parties, have been duly obtained, effected or given and are in full force and effect. (b) Eligible Portfolio Assets. The Eligible Portfolio Assets as of the Closing Date are set forth on Schedule I and are owned by the Loan Parties. (c) Portfolio Assets. Each Portfolio Asset included in the Borrowing Base will be evidenced by Required Portfolio Documents evidencing each Loan Party, as applicable, as owner thereof. As of the Closing Date, no Portfolio Asset included in the Borrowing Base and held, directly or indirectly, by a Loan Party is held in a securities account. (d) Change of Control. As of the Closing Date or, if later, on the date of acquisition thereof, no Required Portfolio Document contains provisions prohibiting the pledge of the Portfolio Assets that are included in the Borrowing Base for which consent to pledge such Collateral has not been received. (e) No Fraud. To the knowledge of the Responsible Persons of each Loan Party as of the Closing Date, each Portfolio Asset was originated without any fraud or material misrepresentation on the part of the Obligor or Transferor, if any, of such Portfolio Asset. SECTION 4.03 Representations of the Servicer. The Servicer hereby represents, as of the Closing Date, as of each applicable Cut‐Off Date, as of each applicable Advance Date and as of each Reporting Date, as follows: (a) Organization; Power and Authority. It is a duly organized and validly existing as a national banking associationlimited liability company, in good standing under the laws of the United States. It has full power, authority and legal right to execute, deliver and perform its obligations as Servicer under this Agreement and the other Transaction Documents to which it is a party. (b) Due Authorization. The execution and delivery of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions provided for herein and therein have been duly authorized by all necessary organizational action on its part. (c) No Conflict. The execution and delivery of this Agreement and the other Transaction Documents to which it is a party, the performance of the transactions contemplated -81- USActive 58806140.10 -81-60444631.4 SK 28388 0001 10656366 v3

hereby or thereby and the fulfillment of the terms hereof or thereof will not conflict with, result in any breach of its organizational documents or any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Servicer is a party or by which it or any of its property is bound. (d) No Violation. The execution and delivery of this Agreement and the other Transaction Documents, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any respect, any Applicable Law if compliance therewith is necessary (i) to ensure the enforceability of any Portfolio Asset or (ii) for Servicer to perform its obligations under this Agreement in accordance with the terms hereof. (e) All Consents Required; No Proceedings or Injunction. All approvals, authorizations, consents, orders or other actions of any Person or Governmental Authority applicable to the Servicer, required in connection with the execution and delivery of this Agreement and the other Transaction Documents to which it is a party, the performance by the Servicer of the transactions contemplated hereby and thereby and the fulfillment by the Servicer of the terms hereof and thereof have been obtained to the extent necessary (i) to ensure the enforceability of any Portfolio Asset or (ii) for Servicer to perform its obligations under this Agreement in accordance with the terms hereof. There is no litigation, proceeding or investigation pending or, to the knowledge of the Servicer, threatened against the Servicer, before any Governmental Authority (A) asserting the invalidity of this Agreement or any other Transaction Document or (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document. No injunction, writ, restraining order or other order of any nature adversely affects the Servicer’s performance of its obligations under this Agreement or any Transaction Document to which the Servicer is a party. (f) Validity, Etc. The Agreement and the other Transaction Documents to which it is a party constitute the legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by applicable Bankruptcy Laws and general principles of equity. (g) Reports Accurate. All Servicing Reports and other written or electronic information, exhibits, financial statements, documents, books, records or reports, in all cases, prepared and furnished by the Servicer in connection with this Agreement are, as of their date, accurate, true and correct in all material respects, and no such document contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the statements contained therein not misleading; provided that for the purposes of the production by the Servicer of any reports, documents or information required under this Agreement, the Servicer may conclusively rely (absent bad faith or manifest error, and without investigation, inquiry, independent verification or any duty or obligation to recompute, verify, or recalculate any of the amounts and other information contained in) on any reports, documents or information provided to it by any Obligor or any other third party without any liability to the Servicer for such reliance. -82- USActive 58806140.10 -82-60444631.4 SK 28388 0001 10656366 v3

(h) Servicing Standard. The Servicer has complied in all material respects with the Servicing Standard with regard to the servicing of the Portfolio Assets. (i) Collections. All Available Collections received by the Servicer or its Affiliates with respect to the Collateral are held for the benefit of the Administrative Agent, for the benefit of the Secured Parties, until deposited into the Collection Account as provided herein. (j) Servicer Termination Event. No event has occurred which constitutes a Servicer Termination Event (other than any Servicer Termination Event which has previously been disclosed to the Administrative Agent as such). SECTION 4.04 Representations of each Lender. (a) No Lender Covered Entity is a Sanctioned Person and (b) the funds used to fund Advances, to the extent received from such Lender, are not derived from any unlawful activity. Each Lender covenants and agrees that it shall promptly notify the Servicer in writing upon obtaining actual knowledge of the occurrence of a Reportable Compliance Event with respect to any Lender Covered Entity, except to the extent such notice is prohibited by Applicable Law. SECTION 4.05 Representations of Holdings. Holdings hereby represents to the Secured Parties solely in respect of itself as of the Closing Date and each Advance Date as follows: (a) Organization, Good Standing and Due Qualification. Holdings is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite limited liability company power and authority necessary to own the US Pledged Equity and to conduct its business as such business is presently conducted. Holdings is (i) has obtained all licenses and approvals necessary to own its assets and to transact the business in which it is engaged, and (ii) is duly qualified and in good standing in each jurisdiction where the transaction of such business or its ownership of the US Pledged Equity requires such qualification except, in the case of clauses (i) and (ii), as would not reasonably be expected to have a Material Adverse Effect. (b) Power and Authority; Due Authorization; Execution and Delivery. Holdings (i) has all requisite limited liability company power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (B) perform and carry out its obligations pursuant to this Agreement and the other Transaction Documents to which it is a party and (ii) has taken all necessary action to (A) authorize the execution, delivery and performance of this Agreement and each of the other Transaction Documents to which it is a party, (B) grant to the Administrative Agent, for the benefit of the Secured Parties, a first priority perfected security interest in the US Pledged Equity on the terms and conditions of this Agreement and the other Transaction Documents, subject only to Permitted Liens, and (C) authorize the Servicer to perform the actions contemplated herein. This Agreement and each other Transaction Document to which Holdings is a party have been duly executed and delivered by Holdings. -83- USActive 58806140.10 -83-60444631.4 SK 28388 0001 10656366 v3

(c) Binding Obligation. This Agreement and each of the other Transaction Documents to Holdings is a party constitutes the legal, valid and binding obligation of Holdings, enforceable against Holdings in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by Bankruptcy Laws and by general principles of equity (whether considered in a proceeding in equity or at law). (d) All Consents Required. No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority, bureau or agency is required in connection with the execution, delivery or performance by Holdings of this Agreement or any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any such Transaction Document or a grant of a security interest in the US Pledged Equity, other than such as have been waived, met or obtained and are in full force and effect or where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. (e) No Violation. The execution, delivery and performance of this Agreement and the other Transaction Documents and all other agreements and instruments required to be executed and delivered or required to be executed and delivered in connection with the Transfer of any Portfolio Asset will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Holdings’ Constituent Documents (ii) result in the creation or imposition of any Lien on the Collateral other than Permitted Liens or (iii) violate any Applicable Law in any material respect or (iv) violate any material contract or other material agreement to which the Holdings is a party or by which the or any property or assets of the Holdings may be bound, except in the case of clause (iv) as would not reasonably be expected to have a Material Adverse Effect. (f) No Proceedings; No Injunctions. There is no litigation, proceeding or investigation pending or, to the knowledge of any Responsible Person of Holdings, threatened against Holdings before any Governmental Authority (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or (iii) in which Holdings, in its good faith determination, has determined that there is a reasonable probability of an adverse determination and which, if so adversely determined, individually or in the aggregate, would result in a Material Adverse Effect. (g) Insider. Holdings is not an “executive officer,” “director,” or “person who directly or indirectly or acting through or in concert with one or more persons owns, controls, or has the power to vote more than 10% of any class of voting securities” (as those terms are defined in 12 U.S.C. §375b or in regulations promulgated pursuant thereto) of any Lender, of a bank holding company of which any Lender is a subsidiary, or of any subsidiary, of a bank holding company of which any Lender is a subsidiary, or, to the knowledge of any Responsible Person of Holdings, any bank at which any Lender maintains a correspondent account, or of any bank which maintains a correspondent account with any Lender. -84- USActive 58806140.10 -84-60444631.4 SK 28388 0001 10656366 v3

(h) No Liens. The Equity Interests of each Co‐Borrower owned, directly or indirectly, by Holdings are free and clear of any Liens except for Permitted Liens. (i) Investment Company Act. Holdings is not required to register as an “investment company” under the provisions of the 1940 Act. (j) Compliance with Applicable Law. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings has complied with all Applicable Laws to which it may be subject. (k) [Reserved]. (l) Sanctions and Anti‐Terrorism Laws and Anti‐Money Laundering Laws. Neither Holdings, nor any of their directors, officers or employees is (i) a Sanctioned Person; (ii) located, organized or resident in a Sanctioned Country; or (iii) engaging in any dealings or transactions that would result in a material violation of Sanctions and Anti‐Terrorism Laws or Anti‐Money Laundering Laws. Holdings covenants and agrees that it shall promptly notify the Servicer in writing upon a Responsible Person of a Co‐Borrower obtaining knowledge of the occurrence of a Reportable Compliance Event with respect to Holdings or an Obligor, except to the extent such notice is prohibited by Applicable Law. (m) [Reserved]. (n) No Plan Assets. No assets of Holdings include (x) Plan Assets or (y) “plan assets” of any governmental plan that is subject Similar Law. None of the transactions or services contemplated under this Agreement or the other Transaction Documents, including exercise of rights with respect to the Collateral and performance of its duties by the Servicer, constitutes or will result in a non‐exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any violation of Similar Law. (o) Security Interest. (i) The US Pledged Equity issued by each Co‐Borrower has been duly and validly authorized and issued by such Co‐Borrower. (ii) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the US Pledged Equity in favor of the Administrative Agent, on behalf of the Secured Parties, which security interest is prior to all other Liens (except for Permitted Liens), and is enforceable as such against creditors of and purchasers from Holdings. (iii) Holdings has authorized the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the security interest in the US Pledged Equity. -85- USActive 58806140.10 -85-60444631.4 SK 28388 0001 10656366 v3

(iv) Other than as expressly permitted by the terms of the Transaction Documents, this Agreement and the security interest granted to the Administrative Agent, on behalf of the Secured Parties, pursuant to this Agreement, Holdings has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the US Pledged Equity. Holdings has not authorized the filing of, and as of the Closing Date is not aware of any financing statements against Holdings that include a description of collateral covering the US Pledged Equity As of the Closing Date, Holdings is not aware of the filing of any judgment or Tax lien filings against Holdings, other than Permitted Liens. (v) Holdings with respect to Kudu and Kudu US, and Kudu with respect to Kudu US, consents to the transfer of any US Pledged Equity to the Administrative Agent or its designee, following, and during the occurrence of, an Event of Default and to the substitution of the Administrative Agent or its designee as a member in each Co‐Borrower with all the rights and powers related thereto, subject to the terms of this Agreement. (vi) The US Pledged Equity shall not be represented by a certificate unless (A) the limited liability company agreement of each Co‐Borrower expressly provides that such interest shall be a “security” within the meaning of Article 8 of the UCC of the applicable jurisdiction and (B) such certificate shall be delivered as provided in clause (vii) below. (vii) If any portion of the US Pledged Equity constitutes a “certificated security,” such certificated security has been delivered to the Administrative Agent, on behalf of the Secured Parties and, if in registered form, has been specially Indorsed to the Administrative Agent, for the benefit of the Secured Parties, or in blank by an effective Indorsement or has been registered in the name of the Administrative Agent, for the benefit of the Secured Parties, upon original issue or registration of transfer by Holdings of such certificated security. (viii) If any portion of the US Pledged Equity constitutes an “uncertificated security”, each Co‐Borrower hereby agrees to comply with instructions of the Administrative Agent with respect to such US Pledged Equity without further consent of Holdings. (ix) Except as permitted pursuant to Section 5.06(f), Holdings’ location (within the meaning of Article 9 of the UCC) is Delaware. Except as permitted pursuant to Section 5.06(f), the principal place of business and chief executive office of Holdings (and the location of Holdings’ records regarding the US Pledged Equity (other than those delivered to the Administrative Agent pursuant to this Agreement)) is located at its address referred to in Section 11.02. (p) Tax Returns. All material tax returns (including all material foreign, federal, State, local and other tax returns whether filed on a standalone or group basis) required to be filed by, on behalf of or with respect to the income and assets of Holdings has been timely filed -86- USActive 58806140.10 -86-60444631.4 SK 28388 0001 10656366 v3

and Holdings is not liable for Taxes payable by any other Person. Holdings has paid all Taxes, assessments and other governmental charges made against it or any of its property except for those Taxes, assessments or charges being contested in good faith by appropriate proceedings and in respect of which it has established proper reserves in accordance with Applicable Accounting Principles, on its books. Holdings is resident for Tax purposes only in the jurisdiction under whose laws it is organized as of the Closing Date and does not have a branch, agency or permanent establishment in any other jurisdiction for Tax purposes. ARTICLE V. GENERAL COVENANTS SECTION 5.01 Affirmative Covenants of the Loan Parties. From the Closing Date until the Facility Termination Date: (a) Compliance with Constituent Documents and Scope of Business. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Co‐ Borrowers will observe all organizational procedures required by its Constituent Documents. Without limiting the foregoing, each Co‐Borrower will limit the scope of its business to: (i) the acquisition of Portfolio Assets and the ownership and management of the Portfolio Assets and the related assets in the Collateral Portfolio, (ii) the sale, transfer or other disposition of Portfolio Assets as and when permitted under the Transaction Documents, (iii) entering into and performing under the Transaction Documents, consenting or withholding consent as to proposed amendments, waivers and other modifications of the Equity Investment Agreements to the extent not in conflict with the terms of this Agreement or any other Transaction Document, (iv) exercising any rights (including but not limited to voting rights and rights arising in connection with a Bankruptcy Event with respect to an Obligor or the consensual or non‐judicial restructuring of the debt or equity of an Obligor) or remedies in connection with the Portfolio Assets and participating in the committees (official or otherwise) or other groups formed by creditors of an Obligor to the extent not in conflict with the terms of this Agreement or any other Transaction Document, (v) acquiring Portfolio Assets directly from third‐parties (other than Holdings) on an arms‐length basis, (vi) contracting with third–parties to provide services as may be required from time to time by a Co‐Borrower in connection with the Transaction Documents, including legal, investment, accounting, data processing, administrative and management services, (vii) taking any and all other action necessary to maintain the existence of each Co‐Borrower as a limited liability company in good standing under the laws of the State of Delaware and/or to qualify each Co‐Borrower to do business as a foreign limited liability company in any other state in which such qualification is required, and (viii) engaging in those lawful activities, including entering into other agreements and any amendments, supplements or restatements to the Transaction Documents to which it is a party or such other agreements and issuing any other instruments, that are necessary, convenient or advisable to accomplish the foregoing or are incidental thereto or in connection therewith. (b) Preservation of Existence. Subject to Section 5.02(e), each Co‐Borrower will preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation and will promptly obtain and thereafter maintain qualifications to do business as a limited liability company in any other jurisdiction in which it does business and -87- USActive 58806140.10 -87-60444631.4 SK 28388 0001 10656366 v3

in which it is required to so qualify under Applicable Law, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. (c) Deposit of Misdirected Collections. Each Loan Party shall promptly (but in no event later than two (2) Business Days after receipt and identification thereof) deposit or cause to be deposited into the Collection Account any and all Available Collections received by such Loan Party. (d) Material Investment Event. The Administrative Borrower shall give prompt written notice to the Lenders upon receipt of actual knowledge of any Material Investment Event with respect to any Eligible Portfolio Asset to the extent such Material Investment Event reduces the value of the Borrowing Base and shall make any necessary adjustments to the calculation of as a result thereof. (e) Rating Agency Information; Maintenance of Credit Rating on Facility. (i) The Co-Borrowers shall at all times maintain a Debt Rating for the Facility. (ii) The Co‐Borrowers shall provide the applicable NRSROAcceptable Rating Agency that is then engaged by the Co‐Borrowers to rate the Advances with all available information that is reasonably requested by such NRSRO, as applicable,Acceptable Rating Agency in connection with its rating of the Advances. (iii) At any time that the Debt Rating maintained pursuant to clause (i) above is not a public rating, the Co-Borrowers will provide to each Lender (x) at least annually (on or before each anniversary of the Closing Date) and (y) promptly upon receipt of knowledge of any change in such Debt Rating, an updated Rating Letter evidencing such Debt Rating and an updated Rating Rationale Report with respect to such Debt Rating (but in the case of clause (y), only to the extent received by the Co-Borrowers). In addition to the foregoing information and any information specifically required to be included in any Rating Letter or Rating Rationale Report (as set forth in the respective definitions thereof), if the SVO or any other Governmental Authority having jurisdiction over any Lender from time to time requires any additional information with respect to the Debt Rating of the Facility, the Co-Borrowers shall use commercially reasonable efforts to procure such information from the Acceptable Rating Agency. (f) Required Portfolio Documents. The Administrative Borrower shall deliver to the Servicer, upon the written request of the Servicer, the Required Portfolio Documents and the Portfolio Asset Checklist pertaining to each Portfolio Asset after the Cut‐Off Date pertaining to such Portfolio Asset. (g) Notice of Event of Default. Each Loan Party shall promptly (and in any event within two (2) Business Days) notify the Administrative Agent in writing of the occurrence of each Potential Default or Event of Default (conspicuously labeled as a “Notice of Potential Default” or “Notice of Event of Default”) of which a Responsible Person of such Loan Party has knowledge or has received notice and no later than three (3) Business Days following such -88- USActive 58806140.10 -88-60444631.4 SK 28388 0001 10656366 v3

written notice, such Loan Party will provide to the Administrative Agent a written statement of a Responsible Person of such Loan Party setting forth the details of such event and the action that such Loan Party proposes to take with respect thereto. (h) Special Purpose Entity Requirements. Separate Entity. The Co‐Borrowers are operated as a combined entity with assets and liabilities distinct and separate from those of Holdings, and any Affiliates thereof (other than the UK Guarantors), and each Co‐Borrower hereby acknowledges that the Administrative Agent and the Lenders are entering into the transactions contemplated by this Agreement in reliance upon the Co‐Borrowers’ identity as separate legal entities from Holdings, and from each such other Affiliate of Holdings (other than the UK Guarantors). (i) Notice of Litigation. Each Co‐Borrower shall promptly notify the Administrative Agent of the filing or commencement of any action, suit, investigation or proceeding by or before any arbitrator or Governmental Authority against any Co‐Borrower or Holdings, including pursuant to any applicable Environmental Laws, that would reasonably be expected to be adversely determined, and, if so determined, would reasonably be expected to result in liability of any Co‐Borrower in an aggregate amount exceeding $10,000,000. (j) Notice of ERISA Events. Each Co‐Borrower and Holdings shall promptly notify the Administrative Agent after a Responsible Person of such Co‐Borrower and Holdings obtains knowledge of the occurrence of any ERISA Event with respect to any Pension Plan or Multiemployer Plan that would reasonably be expected to result in a Material Adverse Effect and shall furnish a statement of a Responsible Person of such Co‐Borrower or Holdings setting forth the details as to such event and the action, if any, the Co‐Borrowers, Holdings or, if applicable, an ERISA Affiliate proposes to take with respect thereto and, when known, any action taken or threatened by the IRS, the United States Department of Labor or the PBGC with respect thereto. Each Co‐Borrower and Holdings will provide evidence, upon reasonable request by the Administrative Agent, that none of its assets or assets of the Co‐Borrowers include (x) Plan Assets or (y) “plan assets” of any governmental plan that is subject to Similar Law. (k) Notice of Accounting Changes. Promptly and in any event within three (3) Business Days after the effective date thereof, the Administrative Borrower will provide to the Administrative Agent notice of any material change in the accounting policies of the Co‐Borrowers. (l) Notice of Amendment or Modification. Prompt notice of any proposed amendments or modifications made to the Constituent Documents of the Co‐Borrowers together with clean and marked copies of each relevant document highlighting the proposed or effected amendments or modifications as made. (m) Additional Information; Additional Documents. The Administrative Borrower shall provide the Administrative Agent with any financial or other information reasonably requested by the Administrative Agent (acting at the direction of the Majority Lenders) evidencing the truthfulness of the representations set forth in this Agreement. Notwithstanding anything to the contrary in this provision, neither the Co‐Borrowers, not their respective -89- USActive 58806140.10 -89-60444631.4 SK 28388 0001 10656366 v3

Affiliates will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discuss, any document, information or other matter that (i) constitutes non‐financial trade secrets or non‐financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or agents) is prohibited by law or (iii) in the Co‐Borrowers’ or their respective Affiliates’ reasonable judgment, would compromise any attorney‐client privilege, privilege afforded to attorney work product or similar privilege; provided that the Administrative Borrower shall make available redacted versions of requested documents or, if unable to do so consistent with the preservation of such privilege, shall make commercially reasonable efforts to disclose information responsive to the requests of the Administrative Agent, any Lender or any of their respective representatives and agents, in a manner that will protect such privilege. (n) Protection of Security Interest. The Co‐Borrowers will take all action reasonably necessary to perfect, protect and more fully evidence the Co‐Borrowers’ ownership of the Collateral free and clear of any Lien other than the Lien created hereunder and Permitted Liens, including (i) at the expense of the Co‐Borrowers, taking all action necessary to cause a valid, subsisting and enforceable first priority perfected security interest, subject only to Permitted Liens, to exist in favor of the Administrative Agent (for the benefit of the Secured Parties) in the Co‐Borrowers’ interests in the Collateral, including the filing of a UCC financing statement in the applicable jurisdiction adequately describing the Collateral (which may include an “all asset” filing), and naming each Co‐Borrower as debtor and the Administrative Agent as the secured party, and filing continuation statements, amendments or assignments with respect thereto in such filing offices (including any amendments thereto or assignments thereof) and (ii) taking all additional action that the Servicer or the Administrative Agent may reasonably request to perfect, protect and more fully evidence the respective first priority (subject to Permitted Liens) perfected security interests of the parties to this Agreement in the Collateral, or to enable the Servicer or the Administrative Agent to exercise or enforce any of their respective rights hereunder. (o) Liens. Each Loan Party will promptly notify the Administrative Agent of the existence of any material Lien on the Collateral known to a Responsible Person of such Loan Party (other than Permitted Liens) and each Loan Party shall defend the right, title and interest of the Administrative Agent, for the benefit of the Secured Parties, in, to and under the Collateral against all claims of third parties to the extent commercially reasonable to do so (as determined by the Loan Party in their reasonable discretion), other than with respect to Permitted Liens. (p) No Changes in Fees. The Co‐Borrowers will not make any changes to the Fees or amend, restate, supplement or otherwise modify the Fee Letters in any material respect without the prior written approval of the Majority Lenders and the applicable parties to such Fee Letters. (q) Compliance with Applicable Law. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Co‐Borrowers shall at all times comply with all Applicable Law (including Environmental Laws, and all federal securities laws). -90- USActive 58806140.10 -90-60444631.4 SK 28388 0001 10656366 v3

(r) Proper Records. The Co‐Borrowers shall at all times keep proper books of records and accounts in which full, true and correct entries, in all material respects, shall be made of its transactions in accordance with Applicable Accounting Principles and set aside on its books from its earning for each fiscal year all such proper reserves in accordance with Applicable Accounting Principles. Each Co‐ Borrower shall account for the Transfer to it from the Transferor of the Portfolio Asset under each Portfolio Asset Assignment as a Transfer of such Portfolio Asset in its books and records. (s) Satisfaction of Obligations. Each Co‐Borrower shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves with respect thereto have been provided on the books of such Co‐Borrower. (t) Payment of Taxes. Each Co‐Borrower shall pay and discharge (i) all material Taxes, levies, liens and other charges on it or its assets and on the Collateral that, with respect to such Co‐ Borrower, in any manner would create any Lien or charge upon such Collateral, except for Permitted Liens, and (ii) any such Taxes that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with Applicable Accounting Principles. (u) Tax Treatment. Each Co‐Borrower and the Lenders intend to treat the Advances advanced hereunder as indebtedness of such Co‐Borrower (or, so long as such Co‐Borrower is treated as a disregarded entity for U.S. federal income tax purposes, as indebtedness of the entity of which it is considered to be a part) for U.S. federal income tax purposes and shall file any and all tax forms in a manner consistent therewith, unless otherwise required by Applicable Law. (v) Notification Forms. After the occurrence and during the continuance of an Event of Default, Holdings and each Co‐Borrower shall furnish the Administrative Agent or the Servicer, as applicable, with an appropriate power of attorney in the form of Exhibit H to send (at the direction of the Majority Lenders) notification forms to the Obligors or any agent, administrative agent, servicer or other person, as applicable, of the Administrative Agent’s interest in the Collateral and the obligation to make payments as directed by the Administrative Agent (acting at the direction of the Majority Lenders). (w) Passthrough Entity. Each Co‐Borrower will be disregarded as an entity separate from its owner pursuant to Treasury Regulation Section 301.7701‐3(b) or a partnership (other than a publicly traded partnership) for U.S. federal income tax purposes, and neither such Co‐Borrower nor any other Person on its behalf shall make an election to be, or take or permit any other action that is reasonably likely to result in such Co‐Borrower being, treated as a corporation for U.S. federal income tax purposes. Each Co‐Borrower shall, whenever relevant, make an election under Section 6226 of the Code. Each Co‐Borrower shall not be resident for Tax purposes in any jurisdiction other than the jurisdiction under whose laws it is incorporated as of the Closing Date or have a branch, agency or permanent establishment in any other jurisdiction for Tax purposes. -91- USActive 58806140.10 -91-60444631.4 SK 28388 0001 10656366 v3

(x) Access to Records. From time to time and, prior the occurrence and continuance of an Event of Default, upon not less than five (5) Business Days advance notice, permit the Administrative Agent or any Person designated by the Administrative Agent and at the sole cost and expense of the Co‐ Borrowers, to, subject to Section 5.01(m), during normal hours, visit and inspect at reasonable intervals the books, records and accounts of the Co‐Borrowers or any Person to which the Co‐Borrowers delegate any of their duties under the Transaction Documents, in each case relating to the Co‐Borrowers’ business, financial condition, operations, assets and its performance under the Transaction Documents, and to make copies thereof or abstracts therefrom, and to discuss the foregoing with its and such Person’s officers, partners, employees and accountants, all as often as the Administrative Agent may reasonably request (acting at the direction of the Majority Lenders); provided that (i) the Administrative Agent shall use all reasonable efforts to coordinate its inspections and (ii) so long as an Event of Default has not occurred and is continuing, no more than one site visit may be conducted in any calendar year. (y) Sanctions and Anti‐Terrorism, Anti‐Money Laundering and Anti‐Corruption Compliance. Each Co‐Borrower shall maintain in effect policies and procedures designed to promote compliance by such Co‐Borrower and its officers, employees, and agents with applicable Sanctions and Anti‐Terrorism Laws, Anti‐Money Laundering Laws and Anti‐Corruption Laws. (z) Financial Reporting. The Administrative Borrower will furnish: (i) within 120 days after the end of each fiscal year of the Loan Parties, commencing with the fiscal year ended December 31, 2020, to the Administrative Agent and each Lender audited consolidated statements of the Loan Party of assets, liabilities and capital, and audited consolidated statements of operations and cash flow, audited by a firm of nationally recognized independent public accountants, as of the end of such fiscal year; (ii) within 90 days after the end of fiscal quarter of each fiscal year to the Administrative Agent and each Lender financial reports setting forth an update of the underlying General Partnership Investments and upon the Administrative Agent’s or any Lender’s reasonable request, the underlying reports from each general partner, schedules and other documentation used to generate such underlying reports; (iii) within 60 days after the end of each fiscal quarter, (x) to the Administrative Agent and each Lender and (y) to the Servicer and each Lender: (A) an LTV Certificate as of the last day of such quarter; (B) a Borrowing Base Certificate as of the last day of such quarter; (C) an updated Schedule I, identifying any Portfolio Assets acquired or disposed of during such month in accordance with the terms hereof; and -92- USActive 58806140.10 -92-60444631.4 SK 28388 0001 10656366 v3

(D) with respect to each Obligor for each Portfolio Asset that was an Eligible Portfolio Asset at any time during the applicable quarter, to the extent received by any Loan Party from the Obligor, make available to the Servicer and the Lenders upon reasonable request, financial reporting packages (including applicable financial statements) delivered by such Obligor pursuant to the applicable Equity Investment Agreement to the extent such financial reporting packages have been received during such quarter. provided, that, if the Loan Parties are required to demonstrate pro forma compliance with the Maximum LTV Percentage in connection with the making of any Advance or any Sale of Eligible Portfolio Asset, the Administrative Borrower will deliver to the Servicer and the Lenders an updated LTV Certificate in connection therewith. (iv) within 60 days after the end of each fiscal quarter, to the Administrative Agent and each Lender the income statement, the balance sheet, a cash flow statement, and calculation of the Debt Service Coverage Ratio with respect to such fiscal quarter. (v) as soon as available, and in any event within 60 days after the end of each calendar quarter, to the Administrative Agent, the Servicer and each Lender, the quarterly portfolio update report provided to investors. (aa) Additional Reports. The Administrative Borrower will furnish to the Administrative Agent any redacted portfolio level data and reporting as may be reasonably requested by the Administrative Agent regarding the Eligible Portfolio Assets. (bb) Additional Collateral and Guarantors. Upon the formation or acquisition thereof, the Co‐ Borrowers shall promptly cause any direct or indirect Subsidiary formed or otherwise purchased or acquired after the Closing Date to (i) execute a supplement to the Guaranty Agreement in form and substance satisfactory to the Administrative Agent and each other Transaction Document reasonably requested by the Administrative Agent, acting at the direction of the Majority Lenders, (ii) obtain all consents and approvals required to be obtained by it in connection with the execution and delivery of the aforementioned joinder, such Transaction Documents, as applicable, and the performance of its obligations hereunder and thereunder and the granting by it of the Liens thereunder, and (iii) cause its assets to be subject to a first priority perfected Lien (subject only to Permitted Liens that, pursuant to the terms of this Agreement, are permitted to have priority over the Administrative Agent’s Liens thereon) in favor of the Administrative Agent for the benefit of the Secured Parties and take such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such first priority Lien. (cc) Pledges of Additional Stock and Indebtedness. Promptly pledge to the Administrative Agent for the benefit of the Secured Parties, all the Equity Interest of each Subsidiary of each Co‐ Borrower formed or otherwise purchased or acquired after the Closing Date. -93- USActive 58806140.10 -93-60444631.4 SK 28388 0001 10656366 v3

(dd) Post‐Closing Covenant. The Loan Parties, as applicable, shall satisfy the Post Closing Conditions set forth in Schedule VII, unless otherwise waived by the Administrative Agent, acting at the direction of the Majority Lenders. (ee) Account Closure and Establishment; Account Control Agreements. The Loan Parties, as applicable, shall (i) notify the Initial Lender and Administrative Agent, and (ii) have received the prior written consent of the Initial Lender, prior to (y) closing or repurposing any existing Account, or (z) establishing any new Account, after the Closing Date, and within thirty (30) days of such establishment permitted pursuant to this clause (ii), the applicable Loan Parties shall negotiate, execute and deliver to the Administrative Agent an Account Control Agreement with respect to such Account; provided that the Loan Parties shall not permit any of the Collections to be deposited into any such Account prior to the delivery of an executed Account Control Agreement with respect to such Account. (ff) Notice of Change in Debt Rating or Ratings Event. The Co-Borrowers shall promptly notify the Administrative Agent of (i) any change in the current debt ratingany Debt Rating or (ii) the occurrence of a Ratings Event. SECTION 5.02 Negative Covenants of the Loan Parties. From the Closing Date until the Facility Termination Date: (a) Protection of Title. Except as otherwise permitted under this Agreement, the Co‐ Borrowers shall not take any action which would directly or indirectly materially impair or adversely affect the Co‐Borrowers’ title to the Collateral Portfolio. (b) Transfer Limitations. Except as permitted pursuant to Section 2.09(a), Section 2.11 or Section 5.02(l), the Loan Parties shall not transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Collateral to any person other than the Administrative Agent for the benefit of the Secured Parties or in connection with Permitted Liens, or engage in financing transactions or similar transactions with respect to the Collateral with any person other than pursuant to this Agreement and the other Transaction Documents. (c) Indebtedness; Liens. The Co‐Borrowers shall not create, incur, assume or suffer to exist any Indebtedness other than the Obligations and Permitted Debt. The Co‐Borrowers shall not create, incur or permit to exist any Lien in or on any of the Collateral subject to the Lien granted by the Co‐ Borrowers pursuant to this Agreement, other than Permitted Liens. The Co‐Borrowers shall not permit any affiliated or intercompany Indebtedness, other than Permitted Debt, that is senior to the Co‐ Borrowers’ interest in the Collateral to be incurred or created. (d) Constituent Documents. No Co‐Borrower shall modify, amend, terminate or otherwise alter any Constituent Document of a Co‐Borrower in any manner that would materially and adversely affect the interests of the Lenders or would reasonably be expected to have a Material Adverse Effect without the prior written consent of the Majority Lenders. -94- USActive 58806140.10 -94-60444631.4 SK 28388 0001 10656366 v3

(e) Fundamental Changes. The Co‐Borrowers will not merge into or consolidate with any other Person, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) or liquidate or dissolve in whole or in part if such event would reasonably be expected to have a Material Adverse Effect without the prior written consent of the Lenders. (f) Business. The Co‐Borrowers will not cease to be engaged in business of the type authorized by its Constituent Documents. (g) Formation of Subsidiaries. The Co‐Borrowers will not form any Subsidiary unless such Subsidiary complies with Sections 5.01(aabb), 5.01(cc) and 5.01(bb5.02(h) of this Agreement or form any Subsidiary whose Equity Interest is not wholly‐owned by a Loan Party. (h) [Reserved]Subsidiary Indebtedness; Liens. The Co-Borrowers shall not cause or permit any of its direct or indirect Subsidiaries to, and the direct or indirect Subsidiaries of the Co-Borrowers shall not, permit, create, incur, assume or suffer to exist any Indebtedness or Liens other than Permitted Debt and Permitted Liens. (i) Special Purpose Entity Requirements. Except as otherwise permitted by this Agreement, the Co‐Borrowers shall not become insolvent or fail to pay their respective debts and liabilities from their assets when due. (j) Investment Company. No Co‐Borrower will become an “investment company” required to be registered under the 1940 Act. (k) Transactions with Affiliates. The Co‐Borrowers will not sell, lease, transfer or otherwise dispose of any asset (which shall not include a redemption of such asset in accordance with its terms) to any Affiliate of any Co‐Borrower unless such sale, lease, transfer or disposal is made in accordance with the Constituent Documents of a Co‐Borrower. (l) Use of Proceeds. The Co‐Borrowers shall not use the proceeds of any Advance other than (a) to re‐finance the Co‐Borrowers’ existing Indebtedness, (b) to finance (i) the origination and/or (ii) the acquisition of and investment by the Co‐Borrowers, directly or indirectly, in Eligible Portfolio Assets, (c) to pay transaction fees and expenses due and payable by the Co‐Borrowers under this Agreement and with respect to Eligible Portfolio Assets and (d) for general company purposes. (m) Anti‐Money Laundering; Sanctions and Anti‐Terrorism. The proceeds of the Advances shall not be used by any Co‐Borrower, and no Co‐Borrower will directly or, knowingly, indirectly lend, contribute or otherwise make available such proceeds to any other Person, (i) to fund any activities or business of or with any Person that is a Sanctioned Person, or in any country or territory, that, at the time of such funding, is, or whose government is, a Sanctioned Country, to the extent that such funding would be prohibited by Sanctions or would otherwise cause any Person to be in breach of Sanctions or (ii) in any other manner that would result in a violation of any Anti‐Money Laundering Law or Sanctions and Anti‐Terrorism Law -95- USActive 58806140.10 -95-60444631.4 SK 28388 0001 10656366 v3

by any Person or could cause Lender or any Lender Covered Entity to become a Sanctioned Person. (n) Anti‐Corruption Compliance. The proceeds of the Advances shall not be used by any Co‐ Borrower, and no Co‐Borrower will, directly or, knowingly, indirectly lend, contribute, or otherwise make available such proceeds to any other Person, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation in any material respect of any Anti‐Corruption Laws. (o) ERISA Matters. Except as would not reasonably be expected to result in a Material Adverse Effect, no Co‐Borrower nor Holdings will permit to exist any occurrence of any ERISA Event. The Co‐Borrowers will not take any action, omit to take any action or permit any other party to take any action that would result in its assets, or the assets of Holdings or the Fund, including (x) Plan Assets or (y) “plan assets” of any governmental plan that is subject to Similar Law. None of the transactions or services contemplated under this Agreement or the other Transaction Documents, including exercise of rights with respect to the Collateral and performance of its duties by the Servicer, constitutes or will result in a non‐exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any violation of Similar Law. (p) Change of Jurisdiction, Location, Names or Location of Portfolio Asset Files. No Loan Party shall change the jurisdiction of its formation, change the location of its principal place of business and chief executive office or make any change to its name or use any tradenames, fictitious names, assumed names, “doing business as” names or other names unless, prior to the effective date of any such change in the jurisdiction of its formation, change in location or name change or use, the Administrative Borrower provides at least ten (10) days prior written notice thereof and delivers to the Administrative Agent such financing statements as the Administrative Agent (acting at the direction of the Majority Lenders) may request to reflect such change in the jurisdiction of its formation, change in location or name change or use, together any other documents and instruments as the Administrative Agent (acting at the direction of the Majority Lenders) may reasonably request in connection therewith. No Loan Party shall move, or to the extent in the possession of the Servicer, consent to the Servicer moving, the Portfolio Asset Files from the location thereof on the Closing Date or applicable Advance Date, unless the Administrative Agent (acting at the direction of the Majority Lenders) shall consent to such move in writing, such consent not to be unreasonably withheld, conditioned or delayed. (q) Portfolio Asset Assignments. No Loan Party will amend, modify, waive or terminate any provision of any Portfolio Asset Assignment in any manner that would materially and adversely affect the interests of the Lenders without the prior written consent of the Majority Lenders. (r) Restricted Junior Payments. No Loan Party shall make (i) distributions of Portfolio Assets except as expressly contemplated under Section 2.11 so long as no Event of Default or other Market Trigger Event has occurred or (ii) any Restricted Junior Payment, except that a Loan Party may make Restricted Junior Payments so long as no Event of Default or other -96- USActive 58806140.10 -96-60444631.4 SK 28388 0001 10656366 v3

Market Trigger Event has occurred in accordance with Section 2.09, and both before and after giving effect thereto, the Loan Parties, taken as a whole, are Solvent. SECTION 5.03 Affirmative Covenants of the Servicer. From the Closing Date until the Facility Termination Date: (a) Compliance with Applicable Law. The Servicer will comply in all material respects with all Applicable Law. (b) Preservation of Existence. The Servicer will preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where failure to preserve and maintain such existence, rights, franchises, privileges and qualification could reasonably be expected to have a Material Adverse Effect. SECTION 5.04 Negative Covenants of the Servicer. From the Closing Date until the Facility Termination Date: (a) Required Portfolio Documents. The Servicer will not dispose of any documents constituting the Required Portfolio Documents in its possession in any manner that is inconsistent with the performance of its obligations as the Servicer pursuant to this Agreement and will not dispose of any Collateral except as contemplated by this Agreement or as is consistent with the Servicing Standard. (b) No Changes in Servicing Fees. The Servicer will not make any changes to the Servicing Fees or amend, restate, supplement or otherwise modify the Servicer Fee Letter in any material respect without the prior written approval of the Lenders and the Co‐Borrowers. SECTION 5.05 Affirmative Covenants of Holdings. From the Closing Date until the Facility Termination Date: (a) Compliance with Constituent Documents and Scope of Business. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings will observe all organizational procedures required by its Constituent Documents. Without limiting the foregoing, Holdings will limit the scope of its business to: (i) the acquisition of Portfolio Assets and the ownership and management of the Portfolio Assets and the related assets in the Collateral Portfolio, (ii) the sale, transfer or other disposition of Portfolio Assets as and when permitted under the Transaction Documents, (iii) entering into and performing under the Transaction Documents, consenting or withholding consent as to proposed amendments, waivers and other modifications of the Equity Investment Agreements to the extent not in conflict with the terms of this Agreement or any other Transaction Document, (iv) exercising any rights (including but not limited to voting rights and rights arising in connection with a Bankruptcy Event with respect to an Obligor or the consensual or non‐ judicial restructuring of the debt or equity of an Obligor) or remedies in connection with the Portfolio Assets and participating in the committees (official or otherwise) or other groups formed by creditors of an Obligor to the extent not in conflict with the terms of this Agreement or any other Transaction Document, (v) acquiring Portfolio Assets directly from third‐parties (other than the -97- USActive 58806140.10 -97-60444631.4 SK 28388 0001 10656366 v3

Co‐Borrowers) on an arms‐length basis, (vi) contracting with third–parties to provide services as may be required from time to time by Holdings in connection with the Transaction Documents, including legal, investment, accounting, data processing, administrative and management services, (vii) taking any and all other action necessary to maintain the existence of Holdings as a limited liability company in good standing under the laws of the State of Delaware and/or to qualify Holdings to do business as a foreign limited liability company in any other state in which such qualification is required, and (viii) engaging in those lawful activities, including entering into other agreements and any amendments, supplements or restatements to the Transaction Documents to which it is a party or such other agreements and issuing any other instruments, that are necessary, convenient or advisable to accomplish the foregoing or are incidental thereto or in connection therewith. (b) Preservation of Company Existence. Holdings will preserve and maintain its limited liability company existence, rights, franchises and privileges in the jurisdiction of its formation and will promptly obtain and thereafter maintain qualifications to do business as a limited liability company in any other jurisdiction in which it does business and in which it is required to so qualify under Applicable Law except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect. (c) Protection of Security Interest. Holdings shall take all action that the Servicer or the Administrative Agent may reasonably request to perfect, protect and more fully evidence the first priority (subject to Permitted Liens) perfected security interest of the Administrative Agent, for the benefit of the Secured Parties, in the US Pledged Equity, or to enable the Administrative Agent to exercise or enforce any of its rights hereunder. (d) Liens. Holdings will promptly notify the Administrative Agent of the existence of any material Lien on the US Pledged Equity known to a Responsible Person of Holdings (other than Permitted Liens) and Holdings shall defend the right, title and interest of the Administrative Agent, for the benefit of the Secured Parties, in and to the US Pledged Equity against all claims of third parties to the extent commercially reasonable to do so (as determined by Holdings in its reasonable discretion), other than with respect to Permitted Liens. (e) Compliance with Applicable Law. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, Holdings shall at all times comply with all Applicable Law (including Environmental Laws, and all federal securities laws). (f) Taxes. Holdings shall pay and discharge all material Taxes, levies, liens and other charges on it or its assets and on the Collateral that, with respect to Holdings, in any manner would create any Lien or charge upon such Collateral, except for (i) Permitted Liens, and (ii) any such Taxes that are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with Applicable Accounting Principles. SECTION 5.06 Negative Covenants of Holdings. From the Closing Date until the Facility Termination Date: -98- USActive 58806140.10 -98-60444631.4 SK 28388 0001 10656366 v3

(a) Protection of Title. Except as otherwise permitted under this Agreement, Holdings shall not take any action which would directly or indirectly materially impair or adversely affect Holdings’ title to the US Pledged Equity. (b) Transfer Limitations. Holdings shall not transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the US Pledged Equity to any person other than the Administrative Agent for the benefit of the Secured Parties, other than Permitted Liens, or engage in financing transactions or similar transactions with respect to the US Pledged Equity with any person other than as contemplated by this Agreement and the other Transaction Documents. (c) Indebtedness; Liens. Holdings shall not create, incur or permit to exist any Lien in or on any of the US Pledged Equity. (d) Organizational Documents. Holdings shall not modify or terminate any of the organizational or operational documents of Holdings in any manner that would materially and adversely affect the Administrative Agent’s security interest in the US Pledged Equity. (e) [Reserved]. (f) Change of Jurisdiction, Location or Names. Holdings shall not change the jurisdiction of its formation, change the location of its principal place of business and chief executive office or make any change to its name or use any tradenames, fictitious names, assumed names, “doing business as” names or other names unless, prior to the effective date of any such change in the jurisdiction of its formation, change in location or name change or use, Holdings provides at least ten (10) days prior written notice thereof and delivers to the Administrative Agent such financing statements as the Administrative Agent (acting at the direction of the Majority Lenders) may request to reflect such change in the jurisdiction of its formation, change in location or name change or use, together any other documents and instruments as the Administrative Agent (acting at the direction of the Majority Lenders) may reasonably request in connection therewith. (g) ERISA Matters. Holdings will not take any action, omit to take any action or permit any other party to take any action that would result in its assets, or the assets of any Co‐Borrower or Holdings, including (x) Plan Assets or (y) “plan assets” of any governmental plan that is subject to Similar Law. None of the transactions or services contemplated under this Agreement or the other Transaction Documents, including exercise of rights with respect to the Collateral and performance of its duties by the Servicer, constitutes or will result in a non‐exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or any violation of Similar Law. -99- USActive 58806140.10 -99-60444631.4 SK 28388 0001 10656366 v3

ARTICLE VI. EVENTS OF DEFAULT SECTION 6.01 Events of Default. If any of the following events (each, an “Event of Default”) occurs: (a) a Co‐Borrower fails to make any payment of (i) any Obligation (other than the payment of any amount upon the Maturity Date) when due and such failure is not cured within five (5) Business Days of the date on which such Obligation is due and payable or (ii) any Obligation on the Maturity Date; (b) a Co‐Borrower defaults in making any payment required to be made under one or more agreements for borrowed money to which it is a party in an aggregate principal amount in excess of $10,000,000 and any such failure continues unremedied for five (5) Business Days, or an event of default is declared under any such agreement, and in each case, such default is not cured or remedied within the applicable cure period, if any, provided for under such agreement; (c) any failure on the part of a Loan Party or Holdings duly to observe or perform any its covenants or agreements set forth in this Agreement or the other Transaction Documents to which it is a party that has a Material Adverse Effect on the Secured Parties (other than covenants or agreements with respect to which another clause of this Section 6.01 expressly relates, which shall not, on its own, constitute an Event of Default under this clause (c)) and the same continues unremedied for a period of thirty (30) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Administrative Borrower by the Administrative Agent (acting at the direction of the Majority Lenders) or any Lender and (ii) the date on which a Responsible Person of a Loan Party or Holdings, as applicable, acquires actual knowledge thereof; (d) the occurrence of a Bankruptcy Event relating to a Loan Party or Holdings; (e) the rendering of one or more final judgments, decrees or orders by a court or arbitrator of competent jurisdiction against a Loan Party or Holdings for the payment of money in excess of $10,000,000 in the aggregate (unless such judgment is covered by third party insurance as to which the insurer has been notified of such judgment, decree or order and has not denied or failed to acknowledge coverage) where a Loan Party or Holdings, as applicable, shall not have either (i) discharged within a period of thirty (30) days or provided for the discharge of any such judgment, decree or order in accordance with its terms or (ii) perfected a timely appeal, decree or order and caused the execution of the same to be stayed during the pendency of the appeal; (f) (i) the breach by a Loan Party or Holdings (as applicable) of any covenants or agreements set forth in (x) Sections 5.01 (a), (b) (with respect to existence only), (c), (d), (g), (h), (i), (j), (k), (l), (m), (n), (o), (y) and (z), and any such breach (other than in respect of Sections 5.01(b), (c), (g), and (k)) shall not be cured or remedied within five (5) Business Days of the -100- USActive 58806140.10 -100-60444631.4 SK 28388 0001 10656366 v3

occurrence thereof or (y) Section 5.05(a), (b) (with respect to existence only), and (c) or (ii) any failure on the part of a Co‐ Borrower or Holdings (as applicable) to observe or perform any covenants or agreements set forth in Sections 5.02 and 5.06, and, in each case, after giving effect to any applicable grace period or notice requirement; (g) (i) any Transaction Document, or any Lien or security interest in any of the Collateral granted thereunder, shall (except in accordance with its terms or with the consent of the Majority Lenders), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of a Loan Party or Holdings (as applicable); provided that, there shall be no Event of Default under this clause (g)(i) to the extent such Event of Default arises solely from the action (or inaction) of the Account Bank, the Servicer, the Administrative Agent or a Lender, (ii) the Loan Parties, Holdings or any of their Affiliates shall, directly or indirectly, validly contest in writing in any manner the effectiveness, validity, binding nature or enforceability of any Transaction Document or any Lien or security interest thereunder or (iii) any security interest securing any obligation under any Transaction Document shall, in whole or in part, cease to be a first priority perfected security interest (subject to Permitted Liens) except as otherwise expressly permitted to be released in accordance with the applicable Transaction Document; provided that there shall be no Event of Default under this clause (g)(iii) to the extent such Event of Default arises from the action (or inaction) of the Account Bank, the Servicer, the Administrative Agent or a Lender; (h) any Change of Control shall occur and such Change of Control has not been consented to by the Lenders (such consent not to be unreasonably withheld, conditioned or delayed); (i) any representation, warranty or certification made by a Loan Party or Holdings in any Transaction Document or in any agreement, instrument, certificate or other document required to be delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made, and the same continues unremedied for a period of fifteen (15) days (if such failure can be remedied) after the earlier to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Administrative Borrower by the Administrative Agent (acting at the direction of the Majority Lenders) or any Lender and (ii) the date on which a Responsible Person of a Loan Party or Holdings acquires actual knowledge thereof; (j) any Loan Party ceases to be Solvent; then the Administrative Agent shall, at the direction of the Majority Lenders, or the Majority Lenders may, in each case, by notice to the Administrative Borrower, declare the Maturity Date to have occurred; provided that, in the case of any event described in Section 6.01(d), the Maturity Date is deemed to have occurred automatically upon the occurrence of such event. Upon the occurrence and during the continuation of any Event of Default, (i) Lenders may decline to make any Advance hereunder or terminate its commitment to make Advances hereunder, (ii) the Administrative Agent shall, at the direction of the Majority Lenders, or the Majority Lenders may declare the Advances to be immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby -101- USActive 58806140.10 -101-60444631.4 SK 28388 0001 10656366 v3

waived by the Co‐Borrowers) and any other Obligations to be immediately due and payable; provided that, in the case of any event described in Section 6.01(d), the Advances and other Obligations become immediately due and payable in full (without presentment, demand, protest or notice of any kind all of which are hereby waived by the Co‐Borrowers) without the need of any notice to the Co‐ Borrowers upon the occurrence of such event and (iii) the Administrative Agent, at the written direction of the Majority Lenders, shall instruct the Account Bank to distribute all amounts on deposit in the Collection Account and the Interest Reserve Account as described in Section 2.09(a) (provided that the Co‐Borrowers shall in any event remain liable to pay such Advances and all such amounts and Obligations immediately in accordance with Section 2.09(a)). In addition, upon the occurrence and during the continuation of any Event of Default, the Lenders and the Administrative Agent, on behalf of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement, the other Transaction Documents or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other Applicable Law, which rights shall be cumulative. SECTION 6.02 Pledged Equity. (a) Except as otherwise set forth in Section 6.02(b) or 6.02(c): (i) Holdings shall be entitled to exercise any and all voting or other consensual rights and powers inuring to an owner of US Pledged Equity or any part thereof and Holdings agrees that it shall exercise such rights for purposes not in contravention of the terms of this Agreement and the other Transaction Documents. (ii) Holdings shall be entitled to receive and retain any and all dividends and other distributions paid on or distributed in respect of the US Pledged Equity, to the extent and only to the extent that such dividends and other distributions are not prohibited by the terms and conditions of this Agreement and Applicable Law; provided that any noncash dividends or other distributions that would constitute US Pledged Equity, shall be and become part of the US Pledged Equity, and, if received by Holdings, shall not be commingled by Holdings with any of its other property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and the Secured Parties and Holdings shall promptly take all steps reasonably necessary to ensure the validity, perfection and priority (subject to Permitted Liens), including promptly delivering the same to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). So long as no Event of Default has occurred and is continuing, the Administrative Agent shall cooperate with Holdings with respect to making exchanges of US Pledged Equity in connection with any exchange or redemption of such US Pledged Equity not prohibited by this Agreement, which such cooperation shall include delivery of any such US Pledged Equity in exchange for replacement US Pledged Equity. For the avoidance of doubt, the Co‐Borrowers agree to reimburse the Administrative Agent for any costs or expenses incurred due to the provisions of this Section 6.02(a)(ii). (b) Upon the occurrence and during the continuance of an Event of Default (and after the delivery of written notice by the Majority Lenders or the Administrative Agent (acting at the -102- USActive 58806140.10 -102-60444631.4 SK 28388 0001 10656366 v3

direction of the Majority Lenders) to Holdings) or upon the occurrence of any event described in Section 6.01(d) (without notice), all rights of Holdings to dividends or other distributions that Holdings is authorized to receive pursuant to Section 6.02(a)(ii) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends or other distributions. All dividends or other distributions received by Holdings contrary to the provisions of this Section 6.02(b) shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of Holdings and shall be promptly delivered to the Administrative Agent in the same form as so received (with any necessary endorsement reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this Section 6.02(b) shall be retained by the Administrative Agent in the Collection Account and the Interest Reserve Account and shall be applied in accordance with the terms of this Agreement. After all Events of Default have been waived or are no longer continuing, the Administrative Agent shall promptly repay to Holdings (without interest) all dividends or other distributions that Holdings would otherwise be permitted to retain pursuant to the terms of Section 6.02(a)(ii) and that remain in such account. (c) Upon the occurrence and during the continuance of an Event of Default (and after the delivery of written notice by the Majority Lenders or the Administrative Agent (acting at the direction of the Majority Lenders) to Holdings) or upon the occurrence of any event described in Section 6.01(d) (without notice), then (i) all rights of Holdings to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 6.02(a)(i) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided, that, unless otherwise directed by the Majority Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit Holdings to exercise such rights and (ii) in order to permit the Administrative Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, Holdings shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request. Immediately after all Events of Default have been waived or are no longer continuing, Holdings shall have the exclusive right to exercise the voting or consensual rights and powers that Holdings would otherwise be entitled to exercise pursuant to the terms of Section 6.02(a)(i). (d) Any notice given by the Administrative Agent to Holdings under this Section 6.02 shall be given in writing. SECTION 6.03 Additional Remedies. (a) Upon the occurrence and during the continuation of an Event of Default in accordance with Section 6.01, and without limiting the remedies provided in this Article VI, the Administrative Agent may, at the direction of the Majority Lenders, (i) sell or otherwise dispose of any of the Collateral or the Pledged Equity at public or private sales and take possession of the Proceeds of any such sale or disposition or (ii) instruct the obligor or obligors on any -103- USActive 58806140.10 -103-60444631.4 SK 28388 0001 10656366 v3

account, agreement, instrument or other obligation constituting Collateral or Pledged Equity to make any payment required by the terms of such account, agreement, instrument or other obligation to or at the direction of the Administrative Agent (acting at the direction of the Majority Lenders). Notwithstanding the foregoing, upon the occurrence and during the continuation of an Event of Default, the Administrative Agent, acting at the direction of the Servicer, may (a) give a Notice of Exclusive Control or any other instruction in accordance with the Account Control Agreement and take any permitted action with respect to the Collateral subject thereto, (b) in accordance with Section 6.02, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Equity, exchange certificates or instruments representing or evidencing Pledged Equity for certificates or instruments of smaller or larger denominations, exercise the voting and all other rights as a holder with respect thereto, including exchange, subscription or any other rights, privileges or options pertaining to any Pledged Equity, and otherwise act with respect to the Pledged Equity as though the Administrative Agent was the absolute owner thereof and (c) in accordance with Section 6.02, collect and receive all cash dividends, interest, principal and other distributions made on any Pledged Equity. (b) Any Collateral or Pledged Equity to be sold or otherwise disposed of pursuant to this Article VI may be sold or disposed of in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice upon such terms and conditions, including price, as the Administrative Agent (acting at the direction of the Majority Lenders) may deem commercially reasonable), for cash or on credit or for future delivery without assumption of any credit risk. Any sale or disposition of Collateral or Pledged Equity may be made without the Administrative Agent giving warranties of any kind with respect to such sale or disposition and the Administrative Agent may specifically disclaim any warranties of title or the like. The Administrative Agent may comply with any applicable State or federal law requirements in connection with a sale or disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any such sale or disposition. If any notice of a proposed sale or disposition of the Collateral or Pledged Equity is required by law, such notice is deemed commercially reasonable and proper if given at least ten (10) days before such sale or disposition. The Administrative Agent has the right upon any public sale of Collateral or Pledged Equity and, to the extent permitted by law, upon any such private sale of Collateral or Pledged Equity, to purchase the whole or any part of the Collateral or Pledged Equity so sold or disposed of free of any right of equity redemption, which equity redemption the Co‐Borrowers hereby waive. Upon any sale or disposition of Collateral or Pledged Equity, the Administrative Agent has the right to deliver and transfer to the purchaser or transferee thereof the Collateral or Pledged Equity so sold or disposed of. (c) For the avoidance of doubt, this Agreement (including this Article VI) shall be subject to the special servicing activities provisions in Section 8.05. (d) Following an acceleration of the Obligations upon the occurrence and during the continuation of an Event of Default in accordance with Section 6.01, the Co‐Borrowers will use best efforts to execute all documentation and obtain all consents reasonably necessary to assign to the Servicer all of the Co‐Borrowers’ right, title and interest to each Eligible Portfolio Asset. -104- USActive 58806140.10 -104-60444631.4 SK 28388 0001 10656366 v3

ARTICLE VII. THE ADMINISTRATIVE AGENT SECTION 7.01 Appointment and Authority; Rights as Lender. (a) Each of the Lenders hereby irrevocably appoints Alter Domus (US) LLC to act on its behalf as the Administrative Agent hereunder and under the other Transaction Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article VII are solely for the benefit of the Administrative Agent, the Lenders and the other Secured Parties, and neither the Co‐ Borrowers nor Holdings shall have rights as a third‐party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Transaction Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender (to the extent it is also a Lender) as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its capacity as Lender, if applicable. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Co‐Borrowers, Holdings or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. SECTION 7.02 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default, Market Trigger Event or Potential Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that the Administrative Agent is required to exercise as directed in writing by the Servicer or the Majority Lenders (or such other -105- USActive 58806140.10 -105-60444631.4 SK 28388 0001 10656366 v3

number or percentage of the Lenders as shall be expressly provided for herein or in such other Transaction Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Transaction Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Bankruptcy Law or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Bankruptcy Law; and (iii) shall not, except as expressly set forth herein and in the other Transaction Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties, Holdings or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) (including errors in judgement made) with the consent or at the request or direction of the Servicer or the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment; provided that, no action taken or not taken with the consent or at the request or direction of the Servicer or the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary) shall be deemed to constitute gross negligence or willful misconduct of the Administrative Agent. The Administrative Agent shall not be deemed to have knowledge of any default, Event of Default, Market Trigger Event, Potential Default or event or information, or be required to act upon any default, Event of Default, Market Trigger Event, Potential Default, or event or information (including the sending of any notice) unless a Responsible Officer of the Administrative Agent shall have received written notice of such default (which written notice shall be conspicuously labelled as a “Event of Default”, “Market Trigger Event”, or “Potential Default”), Event of Default, Market Trigger Event, Potential Default, or event or information, and shall have no duty to take any action to determine whether any such event, default, Market Trigger Event, Potential Default, or Event of Default has occurred. The Administrative Agent’s receipt of reports (including monthly distribution reports) and any publicly available information, shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein. All reports, notices and documents delivered to the Administrative Agent hereunder shall be delivered promptly or otherwise made available by the Administrative Agent to each Lender. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (ii) the contents or accuracy of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith and shall not be required to recalculate, certify or verify any information therein, (iii) the performance or observance of any of the covenants, agreements or other terms or -106- USActive 58806140.10 -106-60444631.4 SK 28388 0001 10656366 v3

conditions set forth herein or therein or the occurrence of any Event of Default, Market Trigger Event or Potential Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (d) In no event shall the Administrative Agent be liable, directly or indirectly, for any special, indirect, punitive or consequential damages (as opposed to direct or actual damages), including lost profits, arising out of or in connection with this Agreement, even if the Administrative Agent has been advised of the possibility of such damages and regardless of the form of action. (e) Before the Administrative Agent acts or refrains from taking any action under this Agreement or any other Transaction Document, it may require an officer’s certificate or an opinion of counsel (which may come from internal counsel) from the party requesting that the Administrative Agent act or refrain from acting in form and substance reasonably acceptable to the Administrative Agent. The Administrative Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such officer’s certificates or opinions of counsel. (f) The Administrative Agent shall not be required to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties, or the exercise of any of its rights or powers. (g) The Administrative Agent shall incur no liability if, by reason of any provision of any future law or regulation thereunder, or by any force majeure event, including but not limited to natural disaster, act of war or terrorism, or other circumstances beyond its reasonable control, the Administrative Agent shall be prevented or forbidden from doing or performing any act or thing which the terms of this Agreement provide shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Indenture or any other Transaction Document. (h) The right of the Administrative Agent to perform any permissive or discretionary act enumerated in this Agreement or any related document shall not be construed as a duty. (i) The Administrative Agent shall not be responsible for, and makes no representation or warranty as to, the validity, legality, enforceability, sufficiency or adequacy of this Agreement, the other Transaction Documents or any related document, or as to the correctness of any statement contained in any thereof. The recitals contained herein and in the other Transaction Documents shall be construed as the statements of the Co‐Borrowers. The Administrative Agent shall not be accountable for the Co‐ Borrower’s use of the Advances or any money paid to the Co‐Borrower pursuant to the provisions hereof, and it shall not be responsible for any statement of the Co‐Borrowers in this Agreement or in any other Transaction Document. (j) The Administrative Agent shall not be liable for any action or inaction of the Co‐ Borrowers, Holdings, the Servicer, the Lenders or any other party (or agent thereof) to this Agreement or any related document and may assume compliance by such parties with their -107- USActive 58806140.10 -107-60444631.4 SK 28388 0001 10656366 v3

obligations under this Agreement or any related agreements, unless a Responsible Officer of the Administrative Agent shall have received written notice to the contrary at the office of the Administrative Agent set forth in Section 11.02. (k) Each Lender authorizes and directs the Administrative Agent to enter into the Transaction Documents to which it is a party on the date hereof on behalf of and for the benefit of the Lenders. Whether or not so expressly stated therein, in entering into, or taking (or forbearing from) any action under pursuant to, the Transaction Documents, the Administrative Agent shall have all of the rights, immunities, indemnities and other protections granted to it under this Agreement (in addition to those that may be granted to it under the terms of such other agreement or agreements). (l) Notwithstanding any provision of this Agreement or the other Transaction Documents to the contrary, before taking or omitting any action to be taken or omitted by the Administrative Agent under the terms of this Agreement and the other Transaction Documents, the Administrative Agent may seek the written direction of the Servicer or the Majority Lenders (which written direction may be in the form of an email), and the Administrative Agent is entitled to rely (and is fully protected in so relying) upon such direction. In the absence of an express statement in the Transaction Documents regarding which Lenders shall direct in any circumstance, the direction of the Majority Lenders shall apply and be sufficient for all purposes. SECTION 7.03 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely conclusively upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, opinion, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties or Holdings), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice or opinion of any such counsel, accountants or experts. SECTION 7.04 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Transaction Document by or through any one or more agents, sub‐agents or attorneys appointed by the Administrative Agent. The Administrative Agent and any such agents, sub‐agent or attorneys may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such party and to the Related Parties of the Administrative Agent and any such party. The Administrative Agent shall not be responsible for the negligence or -108- USActive 58806140.10 -108-60444631.4 SK 28388 0001 10656366 v3

misconduct of any agent, sub‐agents or attorney appointed by it with reasonable care, except to the extent that a court of competent jurisdiction determines in a final and non‐appealable judgement that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such appointees. SECTION 7.05 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Administrative Borrower. Upon receipt of any such notice of resignation, the Majority Lenders shall have the right to appoint a successor (with the consent of the Administrative Borrower, such consent not to be unreasonably withheld or delayed) to the extent no Event of Default is continuing. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Majority Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, petition a court of competent jurisdiction for the appointment of a successor Administrative Agent. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. Notwithstanding anything to the contrary contained herein, no Defaulting Lender shall be appointed as a successor to the Administrative Agent. (b) The Majority Lenders may, to the extent permitted by Applicable Law, by thirty (30) days prior notice in writing to the Administrative Borrower and the Administrative Agent, remove such Administrative Agent and, with the consent of the Administrative Borrower (which consent shall not be unreasonably withheld or delayed), appoint a successor. If no such successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Majority Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and (ii) except for any fees, expenses and indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Majority Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 2.13(h) and other than any rights to fees, expenses and indemnity payments owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Transaction Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Co‐ Borrowers -109- USActive 58806140.10 -109-60444631.4 SK 28388 0001 10656366 v3

to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Co‐Borrowers and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Transaction Documents, the provisions of this Article VII and Sections 2.05(d), 10.01 and 11.07 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub‐agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent and the Administrative Agent shall be entitled to any fees accrued and payable up to the Resignation Effective Date or Removal Effective Date to the extent not previously paid. (d) If the Person serving as Administrative Agent is a Defaulting Lender, the Majority Lenders may, to the extent permitted by Applicable Law, by notice in writing to the Administrative Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Administrative Borrower, appoint a successor in accordance with this Section 7.05. SECTION 7.06 Non‐Reliance on Agents and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Transaction Document or any related agreement or any document furnished hereunder or thereunder. SECTION 7.07 Indemnification by Lenders. Each Lender, severally, agrees to indemnify and hold harmless the Administrative Agent (or any sub‐agent thereof) or any Related Party of any of the foregoing (to the extent not indefeasibly indemnified by or on behalf of the Co‐Borrowers and without limiting the obligation of the Co‐Borrowers to do so) with respect to any unpaid amount required under Article X or Section 11.07 to be paid by it, based on and to the extent of such Lender’s Pro Rata Share of such unpaid amount (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Pro Rata Share at such time), including any such unpaid amount in respect of a claim asserted by such Lender; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any sub‐agent thereof) or any Related Party of any of the foregoing acting for the Administrative Agent (or any sub‐agent) in connection with such capacity. The obligations of the Lenders to make payments pursuant to this Section 7.07 are several and not joint. The failure of any Lender to make any such payment on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its payment under this Section 7.07. The obligations -110- USActive 58806140.10 -110-60444631.4 SK 28388 0001 10656366 v3

of the Lenders under this Section 7.07 shall survive the resignation or removal of the Administrative Agent or the termination of this Agreement. SECTION 7.08 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Bankruptcy Law or any other judicial proceeding relative to the Co‐Borrowers or Holdings, the Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Co‐Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise, at the direction of the Majority Lenders: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Secured Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Secured Parties and their respective agents and counsel and all other amounts due the Secured Parties under the Transaction Documents allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 11.07. SECTION 7.09 Collateral Matters. (a) Each Lender authorizes the Administrative Agent to release any Lien on any Collateral granted to or held by the Administrative Agent, for the benefit of the Secured Parties, under this Agreement or any other Transaction Document including, without limitation, the Collateral and Pledged Equity or if approved, authorized or ratified in writing in accordance with Section 11.01. Upon request by the Administrative Agent at any time, the Majority Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property. In each case as specified in this Section 7.09, the Administrative Agent will, at the Co‐Borrowers’ expense, execute and deliver to the Servicer such documents as the Servicer may reasonably request to evidence the release of such item of Collateral and Pledged Equity from the assignment and security interest granted under this Agreement or the other Transaction Documents in accordance with the terms of the Transaction Documents and this Section 7.09, without any recourse, representation or warranty by the Administrative Agent. (b) The Administrative Agent shall not be responsible for or have a duty to ascertain the validity of or inquire into any representation or warranty regarding the existence, value or -111- USActive 58806140.10 -111-60444631.4 SK 28388 0001 10656366 v3

collectability of the Collateral, for the legality, enforceability, effectiveness or sufficiency of the Transaction Documents, the existence, priority, creation, validity, enforceability or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by the Loan Parties, Holdings or the Servicer in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral or the Lien thereon. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of any Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for the account of other customers in similar transactions. (c) It is understood and agreed that the Administrative Agent (i) shall have no responsibility with respect to the determination of whether any Pledged Equity is certificated or uncertificated and (ii) the Administrative Agent shall only be responsible for holding Pledged Equity to the extent actually received. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of any Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for the account of other customers in similar transactions. SECTION 7.10 Erroneous Payments. (a) Each Lender hereby agrees that (i) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Lender (whether or not known to such Lender) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof) (provided, that, without limiting any other rights or remedies (whether at law or inequity), the Administrative Agent may not make any such demand under this clause (a)(i) with respect to an Erroneous Payment unless such demand is made within 18 months of the date of receipt of such Erroneous Payment by the applicable Lender), such Erroneous Payment shall at all times remain the property of the Administrative Agent, and such Lender shall promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect and (ii) to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set‐off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including, without limitation, waiver of any defense based on “discharge for value” or any similar theory or doctrine. A notice of the Administrative Agent to any Lender or any under this clause (a) shall be conclusive, absent manifest error. -112- USActive 58806140.10 -112-60444631.4 SK 28388 0001 10656366 v3

(b) Without limiting immediately preceding clause (a), each Lender hereby further agrees that if it receives a payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent, (y) that was not preceded or accompanied by notice of payment, or (z) that such Lender otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each case, if an error has been made each such Lender is deemed to have knowledge of such error at the time of receipt of such Erroneous Payment, and to the extent permitted by applicable law, such Lender shall not assert any right or claim to the Erroneous Payment, and hereby waives, any claim, counterclaim, defense or right of set‐off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments received, including without limitation waiver of any defense based on “discharge for value” or any similar theory or doctrine. Each Lender agrees that, in each such case, it shall promptly (and, in all events, within one Business Day of its knowledge (or deemed knowledge) of such error) notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in all events no later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent in same day funds at a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Co‐Borrowers and each other Loan Party hereby agree that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Erroneous Payment (or portion thereof) for any reason (and without limiting the Administrative Agent’s rights and remedies under this Section 7.10), the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Co‐Borrowers or any other Loan Party. (d) In addition to any rights and remedies of the Administrative Agent provided by law, Administrative Agent shall have the right, without prior notice to any Lender, any such notice being expressly waived by such Lender to the extent permitted by applicable law, with respect to any Erroneous Payment for which a demand has been made in accordance with this Section 7.10 and which has not been returned to the Administrative Agent, to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final but excluding trust accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Administrative Agent or any of its Affiliate, branch or agency thereof to or for the credit or the account of such Lender. Administrative Agent agrees promptly to notify the Lender after any such setoff and application made by Administrative Agent; provided, that the failure to give such notice shall not affect the validity of such setoff and application. -113- USActive 58806140.10 -113-60444631.4 SK 28388 0001 10656366 v3

(e) Each party’s obligations under this Section 7.10 shall survive the resignation or replacement of the Administrative Agent, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document. ARTICLE VIII. ADMINISTRATION AND SERVICING OF COLLATERAL SECTION 8.01 Appointment and Designation of the Servicer. (a) Initial Servicer. The Co‐Borrowers and the Lenders hereby appoint Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, pursuant to the terms and conditions of this Agreement, as Servicer, with the authority to service, administer and exercise rights and remedies, on behalf of the Co‐ Borrowers, in respect of the Collateral and to take the actions required of it hereunder and under the other Transaction Documents. Massachusetts Mutual Life Insurance CompanyBarings Finance LLC hereby accepts such appointment and agrees to perform the duties and responsibilities of the Servicer pursuant to the terms hereof until such time as it resigns or is removed as Servicer pursuant to the terms hereof. The Servicer and the Co‐Borrowers hereby acknowledge that the Administrative Agent and the Secured Parties are third party beneficiaries of the obligations undertaken by the Servicer hereunder. (b) Servicer Termination Notice. The Co‐Borrowers, the Servicer and the Administrative Agent hereby agree that, upon the occurrence of a Servicer Termination Event, the Administrative Agent, by written notice to the Servicer (a “Servicer Termination Notice”), may (upon the direction of the Majority Lenders) terminate all of the rights, obligations, power and authority of the Servicer under this Agreement. On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to this Section 8.01(b), the Servicer shall continue to perform all servicing functions under this Agreement until the date that is thirty (30) days after the date of such notice or until a date mutually agreed upon by the Servicer and the Majority Lenders. The Servicer shall be entitled to receive, to the extent of funds available therefor pursuant to Section 2.08, the Servicing Fees accrued until such termination date as well as any other fees, amounts, expenses or indemnities it is entitled to pursuant to the provisions of this Agreement and any Fee Letter (collectively, the “Servicer Termination Expenses”). To the extent amounts held in the Collection Account and the Interest Reserve Account and paid in accordance with Section 2.09 are insufficient to pay the Servicer Termination Expenses, the Co‐Borrowers (and to the extent the Co‐Borrowers fail to so pay, the Lenders based on their Pro Rata Share) agrees to pay the Servicer Termination Expenses within ten (10) Business Days of receipt of an invoice therefor. After the earlier of (i) the termination date specified in the applicable Servicer Termination Notice and (ii) thirty (30) days thereafter as provided above, the Servicer agrees that it will terminate its activities as Servicer hereunder in a manner that the Majority Lenders believe will facilitate the transition of the performance of such activities to a Replacement Servicer, and the Replacement Servicer shall assume each and all of the Servicer’s obligations under this Agreement and the other Transaction Documents, on the terms and subject to the conditions herein set forth, and the Servicer shall use its commercially reasonable efforts to assist the Replacement Servicer in assuming such obligations. -114- USActive 58806140.10 -114-60444631.4 SK 28388 0001 10656366 v3

(c) Appointment of Replacement Servicer. At any time following the delivery of a Servicer Termination Notice or receipt of any notice of resignation under Section 8.09, the Administrative Agent (acting at the direction of the Majority Lenders) may, with the consent of the Administrative Borrower (such consent not being required if an Event of Default has occurred and is continuing), appoint a new Servicer (the “Replacement Servicer”), which appointment shall take effect upon the Replacement Servicer accepting such appointment by a written assumption in a form satisfactory to the Administrative Agent acting at the direction of the Majority Lenders. Any Replacement Servicer shall be an established financial institution, having a net worth of not less than $50,000,000 and whose regular business includes the servicing of assets similar to the Collateral. (d) Liabilities and Obligations of Replacement Servicer. Upon its appointment, any Replacement Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Replacement Servicer; provided that any Replacement Servicer shall have (i) no liability with respect to any action performed by the prior Servicer prior to the date that the Replacement Servicer becomes the successor to the Servicer or any claim of a third party based on any alleged action or inaction of the prior Servicer, (ii) no obligation with respect to any Taxes on behalf of the Loan Parties, except for any payment made out of the Collection Account as provided in Section 2.13, (iii) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby and (iv) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer. The indemnification obligations of the Replacement Servicer, upon becoming a Servicer, are expressly limited to those arising on account of its gross negligence or willful misconduct, or the failure to perform materially in accordance with its duties and obligations set forth in this Agreement. In addition, the Replacement Servicer shall have no liability relating to the representations of the prior Servicer contained in Section 4.03. (e) Authority and Power. All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate on the Facility Termination Date and shall pass to and be vested in the Loan Parties or their designee thereafter and, without limitation, the Loan Parties are hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney‐in‐ fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Loan Parties in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing of the Collateral. (f) Subcontracts. The Servicer may, with the prior written consent (except that no such consent shall be required (i) with respect to ministerial duties or (ii) to the extent necessary for Servicer to comply with any Applicable Laws, regulations, codes or ordinances relating to Servicer’s servicing obligations) of the Administrative Agent (acting at the direction of the Majority Lenders) and the Administrative Borrower (not to be unreasonably withheld or -115- USActive 58806140.10 -115-60444631.4 SK 28388 0001 10656366 v3

delayed), subcontract with any other Person for servicing, administering or collecting the Collateral; provided that (A) the Servicer shall select any such Person with reasonable care and shall be solely responsible for the fees and expenses payable to any such Person, (B) the Servicer shall not be relieved of, and shall remain liable for, the performance of the duties and obligations of the Servicer pursuant to the terms hereof without regard to any subcontracting arrangement and (C) any such subcontract shall be terminable upon the occurrence of a Servicer Termination Event. (g) Waiver. The Loan Parties acknowledge that the Administrative Agent or any of its Affiliates may, but shall not be obligated to, act as the Servicer, and the Co‐Borrowers waive any and all claims against the Administrative Agent, each Lender or any of their respective Affiliates and the Servicer (other than claims relating to such party’s gross negligence or willful misconduct as determined in a final and non‐appealable judgement by a court of competent jurisdiction) relating in any way to the custodial or collateral administration functions having been performed by the Administrative Agent or any of its Affiliates in accordance with the terms and provisions (including the standard of care) set forth in the Transaction Documents. SECTION 8.02 Duties of the Servicer. (a) Duties. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to, following the occurrence and during the continuance of an Event of Default, monitor and administer the Collections and to perform its duties and responsibilities under this Agreement and the other Transaction Documents, all in accordance with this Agreement and the other Transaction Documents, Applicable Law and the Servicing Standard. Without limiting the foregoing, the duties of the Servicer shall include the following: (i) maintaining all necessary servicing records with respect to the Collateral received from the Loan Parties, or following the occurrence and continuance of an Event of Default, and providing such records to each Lender together with such other information with respect to the Collateral (including information relating to the Servicer’s performance under this Agreement) as may be required hereunder or as the Majority Lenders may reasonably request; (ii) maintaining and implementing administrative and operating procedures (including an ability to create servicing records received evidencing the Collateral) and keeping and maintaining all documents, books, records and other information or pursuant to this Agreement reasonably necessary or advisable for the collection of the Collateral; (iii) promptly delivering to the Lenders, from time to time, such information and servicing records (to the extent received by the Servicer, including information relating to the Servicer’s performance under this Agreement), as any Lender may from time to time reasonably request; (iv) identifying each Portfolio Asset clearly and unambiguously in its records to reflect that such Portfolio Asset has been Transferred and is owned by a Loan Party; -116- USActive 58806140.10 -116-60444631.4 SK 28388 0001 10656366 v3

(v) notifying the Lenders of any material action, suit, proceeding, dispute, offset, deduction, defense or counterclaim that is or is threatened to be asserted by an Obligor with respect to any Portfolio Asset (or portion thereof) of which it has knowledge or has received notice; (vi) maintaining the perfected first priority security interest (subject to Permitted Liens) of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral to the extent required by the Transaction Documents; (vii) pursuant to the terms hereof, directing the Administrative Agent to direct the Account Bank to make payments in accordance with Section 2.09; (viii) following the occurrence and during the continuance of an Event of Default, if directed by the Majority Lenders, instructing the Obligors, on the Portfolio Assets to make payments with respect to the related Portfolio Asset directly into the Collection Account and otherwise directing or depositing Collections into the Collection Account; (ix) recording in the records for the Collateral any Tax and insurance escrows and payments and Distributions with respect to the Portfolio Asset to the extent such information is received by the Servicer; (x) all payments made with respect to the Portfolio Assets; and (xi) following the occurrence and during the continuance of any Event of Default, identifying Collections as Excluded Amounts and preparing statements with respect to Collections and segregating Collections, all as required by this Agreement. (b) It is acknowledged and agreed that the Loan Parties possess only such rights with respect to the enforcement of rights and remedies with respect to the Portfolio Assets and under the Equity Investment Agreements as have been transferred to the applicable Loan Party with respect to the related Portfolio Asset, and therefore in all circumstances, the Loan Parties shall perform their duties hereunder only to the extent that they have the right to do so. (c) Notwithstanding anything to the contrary contained herein, the exercise by the Administrative Agent and the Secured Parties of their rights hereunder shall not release the Servicer or the Loan Parties from any of their duties or responsibilities with respect to the Collateral. The Secured Parties and the Administrative Agent shall not have any obligation or liability with respect to any Collateral, nor shall any of them be obligated to perform any of the obligations of the Servicer or the Loan Parties hereunder. (d) [Reserved.] (e) The Servicer is not required to take any action under this Agreement or any other Transaction Document that, in its opinion or the opinion of its counsel, may expose the Servicer to liability or that is contrary to any Transaction Document or Applicable Law. The Servicer -117- USActive 58806140.10 -117-60444631.4 SK 28388 0001 10656366 v3

shall not be liable for any action taken or not taken by it under this Agreement or any other Transaction Document with the consent or at the request of the Co‐Borrowers or the Majority Lenders (or all Lenders, as applicable and as set forth in Sections 6.01 and 11.01). In the event the Servicer requests the consent of a Lender pursuant to the foregoing provisions and the Servicer does not receive a consent (either positive or negative) from such Person within ten (10) Business Days of such Person’s receipt of such request, then such Lender shall be deemed to have declined to consent to the relevant action. For all purposes of this Agreement and the other Transaction Documents, the Loan Parties and the Lenders, as the case may be, shall direct the Servicer and the Account Bank, as applicable, what lender consent is required for a particular amendment, waiver or consent. (f) The Servicer shall not be liable for any action taken or omitted to be taken by it under or in connection with this Agreement or any of the other Transaction Documents in the absence of its own gross negligence or willful misconduct as determined in a final decision by a court of competent jurisdiction. Without limiting the foregoing, the Servicer (i) may consult with legal counsel (including counsel for the Co‐Borrowers or the Servicer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (ii) shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any other Transaction Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) except as otherwise expressly provided herein, the performance or observance by any party (other than the Servicer) of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default or Potential Default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Transaction Document or any other agreement, instrument or document or (E) the satisfaction of any condition set forth in Article III or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Servicer (if any) and (iii) shall incur no liability under or in respect of this Agreement or any of the other Transaction Documents for relying on any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. SECTION 8.03 Authorization of the Servicer. (a) The Loan Parties hereby authorize the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable in the determination of the Loan Parties and not inconsistent with the security interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral, upon the occurrence and during the continuance of an Event of Default to collect all amounts due under the Collateral, in accordance with and subject to the terms hereof, including, to the extent the Servicer is permitted to do so, endorsing its name on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Collateral and, after the delinquency of any Portfolio Asset, and to the extent permitted under and in compliance with Applicable Law, to commence proceedings with respect to enforcing -118- USActive 58806140.10 -118-60444631.4 SK 28388 0001 10656366 v3

payment thereof. The Loan Parties shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents, in each case effective only after the occurrence and during the continuance of an Event of Default, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and after the occurrence and during the continuance of an Event of Default shall cooperate with the Servicer to the fullest extent in order to facilitate the collectability of the Collateral. In no event shall the Servicer be entitled to make the Secured Parties, the Administrative Agent or any Lender a party to any litigation without such party’s express prior written consent, or to make the Servicer a party to any litigation (other than any routine foreclosure or similar collection procedure) without the Administrative Agent’s (at the direction of the Majority Lenders) consent. In the performance of its obligations hereunder, the Servicer shall not be obligated to take, or to refrain from taking, any action which any Lender requests that the Servicer take or refrain from taking to the extent that the Servicer determines in its reasonable and good faith judgment that such action or inaction (i) may cause a violation of Applicable Laws, regulations, codes, ordinances, court orders or restrictive covenants with respect to any Portfolio Asset, the Loan Parties or any Obligor, (ii) may cause a violation of any provision of this Agreement, a Fee Letter or a Required Portfolio Document or any other Transaction Document or (iii) may be a violation of the Servicing Standard. (b) After the declaration of the Maturity Date and to the extent any Obligations remain unpaid, at the direction of the Majority Lenders, the Servicer shall take such action as the Majority Lenders may deem necessary or advisable to enforce collection of the Portfolio Assets; provided that the Servicer may, at any time that an Event of Default has occurred and is continuing, notify the Obligor, with respect to any Portfolio Asset of the assignment of such Portfolio Asset to the Servicer and direct that payments of all amounts due or to become due thereunder be made directly to the Administrative Agent or any servicer, collection agent or account designated by the Administrative Agent (acting at the direction of the Majority Lenders) and, upon such notification, after the occurrence and during the continuance of an Event of Default and at the expense of the Co‐Borrowers, the Servicer (acting at the direction of the Majority Lenders) may enforce collection of any such Portfolio Asset, and adjust, settle or compromise the amount or payment thereof. SECTION 8.04 Collection of Payments; Accounts. (a) Without limiting Section 8.02, following the occurrence and during the continuance of an Event of Default, the Servicer will monitor all Collections deposited to the Collection Account and will monitor the administration of the Collection Account in accordance with this Agreement and the Account Control Agreement. (b) Collection Account and Interest Reserve Account. Each of the parties hereto hereby agrees that (i) each of the Collection Account and the Interest Reserve Account is intended to be a “deposit account” or “securities account” within the meaning of the UCC and (ii) following the occurrence and during the continuance of an Event of Default, only the Administrative Agent, acting at the direction of the Servicer, shall be entitled to exercise the rights with respect to the Collection Account and the Interest Reserve Account and have the right to direct the disposition of funds in the Collection Account and the Interest Reserve -119- USActive 58806140.10 -119-60444631.4 SK 28388 0001 10656366 v3

Account in accordance with Section 2.09. Each Co‐Borrower hereby agrees to use commercially reasonable efforts to cause the Account Bank to agree with the parties hereto that regardless of any provision in any other agreement, for purposes of the UCC, with respect to the Collection Account and the Interest Reserve Account, New York shall be deemed to be the Account Bank’s jurisdiction (within the meaning of Section 9‐304 of the UCC). If at any time a Responsible Person of a Loan Party obtains knowledge that the Collection Account and the Interest Reserve Account ceases to be maintained by a Qualified Institution (with written notice from the Administrative Borrower to the Administrative Agent and the Lenders), then each Loan Party shall transfer such account to another Qualified Institution; provided that notice of such transfer to another Qualified Institution shall be given by the Administrative Borrower to the Administrative Agent and the Lenders at least ninety (90) days prior to the transfer to such Qualified Institution. (c) Adjustments. If a Loan Party makes a deposit into the Collection Account in respect of a Collection and such Collection was received in the form of a check that is not honored for any reason then the amount subsequently deposited into the Collection Account to reflect such dishonored check shall be adjusted. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid. SECTION 8.05 Realization Upon Portfolio Assets. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, the Servicer shall only exercise rights to realize upon Portfolio Assets upon the occurrence and during the continuance of an Event of Default. Following the occurrence and during the continuance of an Event of Default, the Servicer will use reasonable efforts consistent with the Servicing Standard and the Equity Investment Agreement to exercise available remedies (which may include foreclosing upon or repossessing, as applicable, or otherwise comparably converting the ownership of any Portfolio Asset) relating to a defaulted Portfolio Asset as to which no satisfactory arrangements can be made for the collection of delinquent payments, and may, consistent with the Servicing Standard and exercising its reasonably good faith judgment to maximize value, hold for value, sell or transfer any equity or other securities shall have received in connection with a default, workout, restructuring or plan of reorganization with respect to such Portfolio Asset. The Servicer will comply with the Servicing Standard and Applicable Law in realizing upon such Portfolio Asset, and employ practices and procedures including commercially reasonable efforts consistent with the Servicing Standard to enforce all obligations of Obligors by foreclosing upon, repossessing and causing the sale of such Portfolio Asset at public or private sale in circumstances other than those described in the preceding sentence. Without limiting the generality of the foregoing, unless the Majority Lenders have specifically given instruction to the contrary, the Servicer may cause the sale of any such Portfolio Asset to the Servicer or its Affiliates for a purchase price equal to the then fair value thereof, any such sale to be evidenced by a certificate of a Responsible Person of the Servicer delivered to the Lenders setting forth the Portfolio Asset, the Portfolio Asset, the sale price of the Portfolio Asset and certifying that such sale price is the fair value of such Portfolio Asset. In any case in which any such Portfolio Asset has suffered damage, the Servicer will have no obligation to expend funds in connection with any repair or toward the foreclosure or repossession of such Portfolio Asset. The Servicer will remit to the Collection Account the recoveries received in connection with the sale or disposition of Portfolio Asset -120- USActive 58806140.10 -120-60444631.4 SK 28388 0001 10656366 v3

relating to a defaulted Portfolio Asset. Notwithstanding anything to the contrary herein, the Servicer shall not take any action with respect to the Portfolio Assets, nor shall it be required to take any actions, relating to any special servicing activities (it being understood and agreed that the Servicer shall determine whether any obligations or actions of the Servicer expressly set forth in this Agreement or the other Transaction Documents shall constitute special servicing activities), except to the extent (i) agreed to among the Co‐Borrowers, the Lenders and the Servicer, pursuant to a separate fee letter agreement and (ii) the parties to such fee agreement agree to address any conflicts presented by such performance of special servicing activities reasonably requested by the Servicer with respect to any Portfolio Asset that is in default, if a Co‐Borrower believes the exercise of remedies would maximize recoveries thereunder. Subject to the terms of the Equity Investment Agreement and the Servicing Standard, the Servicer will comply in all material respects with Applicable Law in exercising such remedies. Notwithstanding any of the foregoing, the Loan Parties shall not be obligated to breach any of their duties or responsibilities under any Equity Investment Agreement to comply with this Section 8.05. SECTION 8.06 Servicing Compensation. As compensation for its Servicer activities hereunder, the Servicer shall be entitled to the Servicing Fees from the Co‐Borrowers as set forth in the Servicer Fee Letter, payable pursuant to the extent of funds available therefor pursuant to the provisions of Section 2.09; provided that if such amounts are insufficient then Sections 8.10 and 11.07 shall be applicable. The Servicer’s entitlement to receive the Servicing Fees shall cease on the earlier to occur of (i) its removal as Servicer as provided in Section 8.01(b), (ii) its resignation as Servicer as provided in Section 8.09 or (iii) the termination of this Agreement; provided that the Servicer shall be entitled to any fees accrued and payable up to such date to the extent not previously paid. SECTION 8.07 Payment of Certain Expenses. The Loan Parties will be required to pay all reasonable and invoiced out‐of‐pocket fees and expenses owing to any bank or trust company in connection with the maintenance of the Collection Account. The Servicer shall be reimbursed for any such reasonable and invoiced out‐of‐pocket expenses incurred hereunder (including reasonable and invoiced out‐of‐pocket expenses paid by the Servicer on behalf of the Loan Parties), subject to the availability of funds pursuant to Section 2.09; provided that, to the extent funds are not available for such reimbursement, the Servicer shall be entitled to repayment of such expenses from the Loan Parties and if the Loan Parties fail to so reimburse the Servicer, the Servicer shall be entitled to be reimbursed by the Lenders (and each Lender hereby agrees to so reimburse the Servicer as provided herein) within ten (10) Business Days of receipt of an invoice therefor. In no event shall the Administrative Agent have any duty, obligation or liability for payment of any fees, expenses, indemnities or other amounts payable to the Servicer. SECTION 8.08 Reports to the Administrative Agent Account Statements; Servicing Information. (a) [Reserved]. (b) [Reserved]. -121- USActive 58806140.10 -121-60444631.4 SK 28388 0001 10656366 v3

(c) Servicing Report. No later than three (3) Business Days prior to each Payment Date, the Servicer will provide to the Administrative Borrower and the Lenders a quarterly statement including (i) a summary prepared with respect to each Obligor and with respect to each Portfolio Asset for such Obligor prepared as of the most recent Determination Date and in a form determined by the initial Servicer hereunder (upon consultation with the Administrative Borrower) or in the form subsequently agreed to by any Replacement Servicer, the Administrative Borrower and the Majority Lenders (such quarterly statement, together with the items set forth in clauses (ii) and (iii) below, collectively, a “Servicing Report”), (ii) the aggregate Investment Value of all Eligible Portfolio Assets as of the Determination Date for such Reporting Date and (iii) the identification of any Excluded Amounts. (d) Following the occurrence and during the continuance of a Potential Default or an Event of Default, Servicer may direct Administrative Agent to send instructions to the Account Bank to withdraw amounts and distribute such amounts pursuant to Section 2.09 hereof. (e) [Reserved]. (f) Amendments to Portfolio Assets. To the extent delivered to the Servicer hereunder, the Servicer will deliver to the Lenders a copy of any amendment, restatement, supplement, waiver or other modification to the Equity Investment Agreement of any Eligible Portfolio Asset (along with any internal documents that are not privileged prepared by its investment committee in connection with such amendment, restatement, supplement, waiver or other modification) (i) with respect to any Material Investment Event, promptly and in any event within five (5) Business Days of request of the Majority Lenders thereof and (ii) with respect to any amendment, restatement, supplement, waiver or other modification which is not a Material Investment Event, within forty‐five (45) days after the end of each quarter (in each case, to the extent received by the Servicer). The Servicer shall also deliver to the Lenders any notice or other correspondence that it receives hereunder or with respect to any Portfolio Asset, in each case, to the extent it deems such material in accordance with the Servicing Standard, promptly upon receipt thereof. (g) Delivery Methods. Notwithstanding anything to the contrary contained herein, information required to be delivered or submitted to any Secured Party pursuant to this Agreement shall be deemed to have been delivered on the date upon which such information is received through e‐mail. SECTION 8.09 The Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon the Servicer’s determination that (i) the performance of its duties hereunder is or becomes impermissible under Applicable Law and (ii) there is no reasonable action that the Servicer could take to make the performance of its duties hereunder permissible under Applicable Law, (b) (I) Massachusetts Mutual Life Insurance Company, as initial Servicer and (II) Barings Finance LLC, as Servicer hereunder, may resign as Servicer upon prior notice to the other parties hereto upon the selection of a Replacement Servicer or (c) upon at least sixty (60) days’ prior notice to the other parties hereto. If no successor Servicer shall have been appointed and an instrument -122- USActive 58806140.10 -122-60444631.4 SK 28388 0001 10656366 v3

of acceptance by a successor Servicer shall not have been delivered to the Servicer within thirty (30) days after the giving of such notice of resignation, the resigning Servicer may petition any court of competent jurisdiction for the appointment of a successor Servicer. No such resignation shall become effective until a Replacement Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.02. Any Fees then due and owing to the Servicer and accrued through such date, including any expenses or indemnities it is entitled to pursuant to the provisions of this Agreement and any Fee Letter, shall be due and payable on such discharge date and shall be paid in accordance with Section 2.09 and if such amounts are insufficient to pay such amounts then due and owing, shall be paid by the Co‐Borrowers (or the Lenders if the Co‐Borrowers fail to so pay such amounts) within ten (10) Business Days of receipt of an invoice therefor. SECTION 8.10 Indemnification of the Servicer. Each Lender agrees to indemnify the Servicer from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Servicer in any way relating to or arising out of this Agreement or any of the other Transaction Documents, or any action taken or omitted by the Servicer hereunder or thereunder; provided that (a) the Lenders shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Servicer’s gross negligence or willful misconduct as determined in a final decision by a court of competent jurisdiction and (b) no action taken in accordance with the directions of the Majority Lenders, Lenders or the Co‐Borrowers shall be deemed to constitute gross negligence or willful misconduct for purposes of this Article VIII. Without limitation of the foregoing, each Lender agrees to reimburse the Servicer, promptly upon demand, for any Fees due to it hereunder, out‐of‐pocket expenses (including counsel fees) incurred by the Servicer in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and the other Transaction Documents, to the extent that such expenses are incurred in the interests of or otherwise in respect of the Servicer or Lenders hereunder or thereunder and to the extent that the Servicer is not reimbursed for such expenses by the Co‐Borrowers under Section 2.09. SECTION 8.11 Rights as a Lender. The Person serving as the Servicer hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Servicer, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Servicer hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Co‐Borrowers, Holdings or any Subsidiary or other Affiliate thereof as if such Person were not the Servicer hereunder and without any duty to account therefor to the Lenders. -123- USActive 58806140.10 -123-60444631.4 SK 28388 0001 10656366 v3

ARTICLE IX. [RESERVED]. ARTICLE X. INDEMNIFICATION SECTION 10.01 Indemnities by the Co‐Borrowers and Holdings. (a) Without limiting any other rights which the Secured Parties or any of their respective Affiliates may have hereunder or under Applicable Law, each of Holdings and, jointly and severally, the Co‐Borrowers, shall indemnify the Secured Parties and each of their respective Affiliates, assigns, officers, directors, employees and agents (each, an “Indemnified Party” for purposes of this Article X) and hold each Indemnified Party harmless from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable and documented out‐of‐pocket attorneys’ fees and disbursements and court costs (all of the foregoing being collectively referred to as “Indemnified Amounts”), incurred by or asserted against such Indemnified Party arising out of or as a result of (i) this Agreement or the other Transaction Documents or in respect of any of the Collateral, (ii) any Advance or the use or proposed use of the proceeds therefrom, (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party, by Holdings or the Co‐Borrowers or by any other Person, and regardless of whether any Indemnified Party is a party thereto, or (iv) any action, claim or suit brought by an Indemnified Party to enforce its right to indemnification hereunder, provided, however, with respect to any Indemnified Party, such indemnification shall not be available (A) to the extent that such Indemnified Amounts arise out of or result from (x) disputes among Indemnified Parties (other than disputes involving claims against the Administrative Agent in its capacity as such) or (y) the gross negligence, bad faith or willful misconduct on the part of such Indemnified Party as determined in a final and non‐appealable judgement of a court of competent jurisdiction or (z) a claim brought by Holdings or the Co‐Borrowers against such Indemnified Party (other than the Administrative Agent and its respective Affiliaties, assigns, officers, directors, employees and agents) for material breach of such Indemnified Party’s (other than the Administrative Agent’s and its respective Affiliaties, assigns, officers, directors, employees and agents) express obligations hereunder (including, for the avoidance of doubt, any failure by such Indemnified Party (other than the Administrative Agent and its respective Affiliaties, assigns, officers, directors, employees and agents) to comply with its obligation to fund any portion of its Advances as required hereby) or under any other Transaction Document, if Holdings or the Co‐Borrowers, as applicable, have obtained a final, non‐appealable judgment of a court of competent jurisdiction in its favor on such claim or (B) with respect to any settlement relating to any Indemnified Amounts that is entered into by such Indemnified Party (other than the Administrative Agent and its respective Affiliaties, assigns, officers, directors, employees and agents) without the prior written consent of Holdings or the Co‐Borrowers, as applicable, which consent shall not be unreasonably withheld, conditioned or delayed. This Section 10.01(a) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non‐Tax claim. The obligations of Holdings, on the one -124- USActive 58806140.10 -124-60444631.4 SK 28388 0001 10656366 v3

hand, and the Co‐Borrowers, on the other, to make payments pursuant to this Section 10.01 are several and not joint. (b) Other than as expressly set forth in Section 10.01(a), any amounts subject to the indemnification provisions of this Section 10.01 shall be paid by Holdings or the Co‐Borrowers to the applicable Indemnified Party within thirty (30) days following receipt by the Co‐Borrowers of such Indemnified Party’s written demand therefor. Any Indemnified Party making a request for indemnification under this Section 10.01 shall submit to the Administrative Borrower a notice setting forth in reasonable detail the basis for and the computations of the Indemnified Amounts with respect to which such indemnification is requested, which notice shall be conclusive absent demonstrable error. (c) [Reserved]. (d) If Holdings or a Co‐Borrower has made any payments in respect of Indemnified Amounts to an Indemnified Party pursuant to this Section 10.01 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to Holdings or such Co‐Borrower in an amount equal to the amount it has collected from others in respect of such Indemnified Amounts, without interest. (e) The obligations of Holdings and the Co‐Borrowers under this Section 10.01 shall survive the resignation or removal of the Administrative Agent or the Servicer or the termination or assignment of this Agreement. (f) The procedures for making claims for indemnification set forth in this Section 10.01 shall not apply to any claim for indemnification of any attorneys’ fees, costs and expenses incurred by an Indemnified Party in connection with any enforcement (including by means of any action, claim or suit) by an Indemnified Party of any indemnification or other obligation of Holdings and the Co‐Borrowers, and the Indemnified Party shall only be required to make a request for payment. ARTICLE XI. MISCELLANEOUS SECTION 11.01 Amendments and Waivers. (a) Except as set forth herein, (i) no amendment or modification of any provision of this Agreement or any other Transaction Document shall be effective without the written agreement of Holdings, the Co‐Borrowers and the Majority Lenders and, solely if such amendment or modification would affect the rights or obligations of the Administrative Agent or the Servicer, the written agreement of the Administrative Agent or the Servicer, as applicable, and (ii) no termination or waiver of any provision of this Agreement or any other Transaction Document or consent to any departure therefrom by Holdings, the Co‐Borrowers or the Servicer shall be effective without the written consent of the Majority Lenders. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. -125- USActive 58806140.10 -125-60444631.4 SK 28388 0001 10656366 v3

Notwithstanding the foregoing, with respect to any amendment, waiver or modification to which the Administrative Agent’s consent is not required, the parties agree to deliver to the Administrative Agent a copy of each such amendment, waiver or modification; provided that, (i) no party shall be liable for its failure to comply with this sentence and (ii) the Administrative Agent shall not be bound by any such amendment unless and until it has received a copy thereof. (b) Notwithstanding the provisions of Section 11.01(a), the written consent of all of the Lenders affected thereby shall be required for any amendment, modification or waiver (i) reducing (without payment thereon) the principal amount due and owing under any outstanding Advance or the interest thereon, (ii) postponing any date for any payment of any Advance or the interest thereon, (iii) modifying the provisions of this Section 11.01 or the definition of Majority Lenders or changing any other provision specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights or make any determination or grant any consent, (iv) extending the Maturity Date, (v) of any provision of Section 2.09, (vi) extending or increasing any Commitment of any Lender, (vii) changing Section 11.15 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby, (viii) waive any condition set forth in Section 3.01 or (ix) to consent to a Co‐Borrower’s assignment or transfer of its rights and obligations under this Agreement or any other Transaction Document or release all or substantially all of the Collateral except as expressly authorized in this Agreement. (c) Notwithstanding anything herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, and any amendment, waiver or consent that by its terms requires the consent of all the Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders, except that (x) the Commitment of any Defaulting Lender may not be increased or extended, or the maturity of any of its Advances may not be extended, the rate of interest on any of its Advances may not be reduced and the principal amount of any of its Advances may not be forgiven, in each case without the consent of such Defaulting Lender and (y) any amendment, waiver or consent requiring the consent of all the Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than the other affected Lenders shall require the consent of such Defaulting Lender. SECTION 11.02 Notices, Etc. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (which shall include facsimile communication and communication by e‐mail) and faxed, e‐mailed or delivered, to each party hereto, at its address set forth on Schedule IV or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile and e‐mail shall be effective when sent during business hours on a Business Day, and notices and communications sent by other means shall be effective when received. SECTION 11.03 No Waiver Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder -126- USActive 58806140.10 -126-60444631.4 SK 28388 0001 10656366 v3

preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 11.04 Binding Effect; Assignability; Multiple Lenders. (a) This Agreement shall be binding upon and inure to the benefit of Holdings, the Co‐Borrowers, the Administrative Agent, each Lender, the Servicer and their respective successors and permitted assigns. Each Lender and their respective successors and assigns may assign, or grant a security interest in, (i) this Agreement and such Lender’s rights and obligations hereunder and interest herein in whole or in part or (ii) any Advance (or portion thereof) or any Revolving Loan Note (or any portion thereof), in each case, to any Eligible Assignee; provided that unless and until an Event of Default pursuant to Section 6.01(a) or Section 6.01(d) has occurred and is continuing, the consent of the Administrative Borrower (such consent not to be unreasonably withheld) shall be required for a Lender to assign to any Person that is not an Eligible Assignee. Notwithstanding the foregoing, in no event shall a Lender (or its successors or assigns) transfer or assign, or grant a security interest in, its rights under clauses (i) or (ii) above to any Person that is a Disqualified Lender, including, for the avoidance of doubt, upon the occurrence or continuation of an Event of Default in respect of a Co‐Borrower. Any such assignee shall execute and deliver to the Servicer, the Administrative Borrower and the Administrative Agent a fully‐executed Assignment and Assumption Agreement (which shall include a certification that such assignee is an Eligible Assignee (or has otherwise received the consent of the Administrative Borrower)) and the Administrative Agent shall have received payment of an assignment fee in the amount of $3,500, unless waived or reduced by the Administrative Agent. In addition to the delivery of the Assignment and Assumption Agreement and the processing and recordation fee, to the extent the assignee is not then currently a Lender hereunder, the assignee shall deliver to the Administrative Agent all documentation and other information reasonably determined by the Administrative Agent to be required by applicable regulatory authorities under applicable “know your customer” and Anti‐Money Laundering Law. Upon delivery of the duly‐executed Assignment and Assumption Agreement, processing fee and any “know your customer” information requested by the Administrative Agent, the Administrative Agent shall accept such Assignment and Assumption Agreement and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless and until it has been recorded in the Register as provided in this Section. Upon the recordation in the Register, (i) the assignee shall become and thereafter be deemed to be a “Lender” for the purposes of this Agreement, (ii) the assignor shall be released from its obligations hereunder to the extent that its interest has been assigned, (iii) in the event that the assignor’s entire interest has been assigned, the assignor shall cease to be and thereafter shall no longer be deemed to be a “Lender”. Neither the Co‐Borrowers nor the Servicer may assign, or permit any Lien to exist upon, any of its rights or obligations hereunder or under any Transaction Document or any interest herein or in any Transaction Document without the prior written consent of the Lenders unless otherwise contemplated hereby. Each Lender may sell a participation in its interests hereunder as provided in Section 11.04(d). No assignment or sale of a participation under this Section 11.04 shall be effective unless and until properly recorded in the Register or Participant Register, as applicable, pursuant to Section 2.03. Any attempted assignment, transfer or grant of security interest by any Lender in violation of this Section 11.04 shall be null and void ab initio. -127- USActive 58806140.10 -127-60444631.4 SK 28388 0001 10656366 v3

(b) Notwithstanding any other provision of this Section 11.04, any Lender may at any time pledge or grant a security interest in all or any portion of its rights (including rights to payment of principal and interest) under this Agreement to secure obligations of such Lender to a Federal Reserve Bank, without notice to or consent of the Co‐Borrowers or the Administrative Agent; provided that no such pledge or grant of a security interest shall release such Lender from any of its obligations hereunder or under any Transaction Document, or substitute any such pledgee or grantee for such Lender as a party hereto or to any Transaction Document, as the case may be. (c) Each Indemnified Party shall be an express third party beneficiary of this Agreement. (d) Any Lender may at any time, without the consent of, or notice to, the Co‐Borrowers or without the consent of, but with notice to, the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Co‐Borrowers or any of the Co‐Borrowers’ respective Affiliates (each, a “Participant”)) in all or a portion of such Lender’s rights or obligations under this Agreement (including all or a portion of its Commitment or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Co‐ Borrowers, the Administrative Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) such Lender shall register such participation in its Participant Register pursuant to Section 2.03(c). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 11.01(b) that affects such Participant. The Co‐Borrowers agree that each Participant shall be entitled to the benefits of Section 2.13 (subject to the requirements and limitations therein, including the requirements under Section 2.13(e) and (f) (it being understood that the documentation required under Section 2.13(e) and (f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment; provided that such Participant (A) agrees to be subject to the provisions of Section 2.15(a) as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.12 or 2.13, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. SECTION 11.05 Term of This Agreement. This Agreement, including the Co‐Borrowers’ representations and covenants set forth in Articles IV and V, Holdings’ representations and covenants set forth in Articles IV and V, and the Servicer’s representations, covenants and duties set forth in Articles IV, V and VIII shall remain in full force and effect until this Agreement has been terminated by the Co‐Borrowers and the -128- USActive 58806140.10 -128-60444631.4 SK 28388 0001 10656366 v3

Facility Termination Date has occurred; provided that any representation made or deemed made hereunder survives the execution and delivery hereof and the provisions of Section 2.07(c), 2.13, Section 7.07, Section 8.10, Section 11.06, Section 11.07, Section 11.08, Section 11.11 and Article X shall be continuing and shall survive any termination of this Agreement and the resignation or removal of the Administrative Agent. SECTION 11.06 GOVERNING LAW; JURY WAIVER. THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. SECTION 11.07 Costs, Expenses and Taxes. (a) In addition to the rights of indemnification hereunder, the Co‐Borrowers shall, jointly and severally, pay on demand (i) all costs and expenses of the Administrative Agent, the Servicer and the Lenders incurred in connection with the pre‐closing due diligence, preparation, execution, delivery, administration, syndication, renewal, amendment or modification of, any waiver or consent issued in connection with, this Agreement, the Transaction Documents and the other documents required to be delivered hereunder or thereunder or in connection herewith or therewith, including the reasonable fees, disbursements and other charges of rating agency, reasonable and invoiced accounting costs and fees and the reasonable and invoiced out‐of‐pocket fees and expenses of (A) counsel for the Administrative Agent with respect thereto, (B) counsel for the Servicer with respect thereto (C) a single counsel to the Lenders with respect thereto and (D) local counsel for the Administrative Agent, Servicer and the Lenders, as reasonably necessary in any relevant jurisdiction (and solely in the case of actual or bona fide perceived conflict of interest, one additional counsel in each relevant jurisdiction), in each case, with respect to advising the Administrative Agent, the Lenders and the Servicer as to their respective rights and remedies under this Agreement, the Transaction Documents and the other documents required to be delivered hereunder or thereunder or in connection herewith or therewith and (ii) all costs and expenses, if any (including reasonable and invoiced out‐of‐pocket counsel fees and expenses of each counsel), incurred by the Administrative Agent, the Lenders or the Servicer in connection with the enforcement or potential enforcement of its respective rights under this Agreement or any other Transaction Document and the other documents required to be delivered hereunder or thereunder or in connection herewith or therewith or in connection with the Advances made hereunder, including all such expenses incurred during any workout, restructuring or negotiations in respect thereof (including reasonable and invoiced out‐of‐pocket counsel fees and expenses of each counsel); provided that absent an Event of Default, after the Closing Date the aggregate costs and expenses of Massachusetts Mutual Life Insurance Company and Barings Finance LLC (in itstheir capacity as Lender, Servicer or otherwise) and the Lenders that are payable by the Co‐Borrowers under the Transaction Documents, solely with respect to any amendments initiated by Massachusetts Mutual Life Insurance Company or Barings Finance LLC, shall not exceed $50,00075,000 per year. -129- USActive 58806140.10 -129-60444631.4 SK 28388 0001 10656366 v3

(b) The Co‐Borrowers shall pay promptly in accordance with Applicable Law any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes payable or determined to be payable to any Governmental Authority that arise from any payment made under, the execution, delivery, performance, enforcement or registration of, from receipt or perfection of a security interest under, filing and recording of this Agreement, or any other Transaction Documents, or otherwise in connection with this Agreement or any other Transaction Document, except any such Taxes or fees that are imposed as the result of any other present or former connection between any Indemnified Party and the jurisdiction imposing such Tax (other than connections arising from such Person having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Transaction Document, or sold or assigned an interest in any loan made pursuant to this Agreement) with respect to an assignment other than an assignment made pursuant to Section 2.15(b) (“Other Taxes”). SECTION 11.08 Recourse Against Certain Parties; Non‐Petition. (a) No recourse under or with respect to any obligation, covenant or agreement (including the payment of any fees or any other obligations) of the Servicer, Co‐Borrowers, Holdings, the Administrative Agent, Barings LLC, the Lenders or any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by the Servicer, Co‐Borrowers, Holdings, the Administrative Agent, Barings LLC, the Lenders or any Secured Party pursuant hereto or in connection herewith shall be had against the Servicer, Co‐Borrowers (other than with respect to fraud), Holdings, the Administrative Agent, Barings LLC, the Lenders or any Secured Party or any incorporator, affiliate, stockholder, officer, employee or director of the Servicer, Borrower, Holdings, the Administrative Agent, Barings LLC, the Lenders or any Secured Party, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each party hereto contained in this Agreement and all of the other agreements, instruments and documents entered into by the Servicer, Borrower, Holdings, the Administrative Agent, Barings LLC, the Lenders or any Secured Party pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such party (and nothing in this Section 11.08 shall be construed to diminish in any way such corporate obligations of such party), and that no personal liability whatsoever shall attach to or be incurred by the Servicer, Borrower, Holdings, the Administrative Agent, Barings LLC, the Lenders or any Secured Party or any incorporator, stockholder, affiliate, officer, employee or director of the Lenders, the Servicer, Borrower, Holdings, Barings LLC or the Administrative Agent, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Servicer, Borrower, Holdings, the Administrative Agent, Barings LLC, the Lenders or any Secured Party contained in this Agreement or in any other such instruments, documents or agreements, or are implied therefrom, and that any and all personal liability of each of the Servicer, Borrower, Holdings, the Administrative Agent, Barings LLC, the Lenders or any Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of the Servicer, Borrower, Holdings, the Administrative Agent, Barings LLC, the Lenders or any Secured Party, or any of them, for breaches by the Servicer, Borrower, Holdings, the -130- USActive 58806140.10 -130-60444631.4 SK 28388 0001 10656366 v3

Administrative Agent, Barings LLC, the Lenders or any Secured Party of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. (b) Notwithstanding any contrary provision set forth herein, no claim may be made by any party hereto against any party hereto or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect to any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each party hereto hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected. (c) No obligation or liability to any Obligor under any of the Portfolio Assets is intended to be assumed by the Servicer, the Administrative Agent, the Lenders or any Secured Party under or as a result of this Agreement and the transactions contemplated hereby. (d) Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the Co‐Borrowers any bankruptcy or insolvency proceeding so long as there shall not have elapsed one (1) year and one (1) day (or such longer preference period as shall then be in effect) since the Facility Termination Date unless the Majority Lenders otherwise consent to any such action. (e) The provisions of this Section 11.08 survive the termination of this Agreement. SECTION 11.09 Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e‐mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. In the event that any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement and any agreements or letters (including Fee Letters) executed in connection herewith contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings. SECTION 11.10 Consent to Jurisdiction; Service of Process. (a) Each party hereto hereby irrevocably submits to the exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to the Transaction Documents, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New -131- USActive 58806140.10 -131-60444631.4 SK 28388 0001 10656366 v3

York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. (b) Each Co‐Borrower and the Servicer agree that service of process may be effected by mailing a copy thereof by registered or certified mail, postage prepaid, to the Administrative Borrower or the Servicer, as applicable, at its address specified in Section 11.02 or at such other address as the Administrative Agent shall have been notified in accordance herewith. Nothing in this Section 11.10 shall affect the right of the Lenders or the Administrative Agent to serve legal process in any other manner permitted by law. SECTION 11.11 Confidentiality. (a) Each of the Administrative Agent, the Lenders and the Servicer (severally and not jointly) shall maintain and shall cause each of its employees and officers to maintain the confidentiality of all Information (as defined below), including all Information regarding the business of the Co‐Borrowers and the Servicer and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that Information may be disclosed (i) to its Affiliates, managed accounts and its and its Affiliates’, managed accounts’, limited partners’, directors, officers, employees, partners, funding sources, and other advisors, accountants, investigators, auditors, attorneys or other agents, including any rating agency or valuation firm engaged by such party in connection with any due diligence or comparable activities with respect to the transactions and Portfolio Assets contemplated herein, and the agents of such Persons, taxing authorities and governmental agencies, in each case, to the extent reasonably necessary in connection with their work with respect to this Agreement (“Excepted Persons”); provided that each Excepted Person is informed of the confidential nature of such Information and instructed to keep such Information confidential, (ii) as is required by Applicable Law, (iii) in accordance with the Servicing Standard, (iv) when required by any law, regulation, ordinance, court order or subpoena, (v) to the extent the Servicer is disseminating general statistical information relating to the assets being serviced by the Servicer (including the Portfolio Assets) hereunder so long as the Servicer does not identify the Co‐Borrowers, any Lender or the Obligors or (vi) in connection with the exercise of any remedies hereunder or under any other Transaction Document or any action or proceeding relating to this Agreement or any other Transaction Document or the enforcement of rights hereunder or thereunder. (b) Anything herein to the contrary notwithstanding, the Co‐Borrowers hereby consent to the disclosure of any Information with respect to it (i) to the Administrative Agent, the Lenders or the Servicer by each other, (ii) by the Administrative Agent, the Lenders and the Servicer to any prospective or actual assignee or participant of any of them that would be permitted under the terms hereof provided such Person agrees to hold such information confidential or (iii) by the Administrative Agent, the Lenders and the Servicer to any rating agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Lender or any Person providing financing to, or holding Equity Interests in, -132- USActive 58806140.10 -132-60444631.4 SK 28388 0001 10656366 v3

any Lender, as applicable, and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of and agrees to maintain the confidential nature of such information. In addition, the Lenders and the Administrative Agent may disclose any such Information as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law). (c) Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) disclosure of any and all Information that is or becomes publicly known other than as a result of a breach of this Section, (ii) disclosure of any and all Information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency, the NAIC or regulatory body having or claiming authority to regulate or oversee any aspects of the Lenders’, the Administrative Agent’s or the Servicer’s business or that of their Affiliates, or self-regulatory authority having or asserting jurisdiction over such Person (including, without limitation, any Governmental Authority regulating any Lender or its Affiliates and in connection with filings, submissions and any other similar documentation required or customary to comply with SEC filing requirements applicable to such Lender), (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Administrative Agent, any Lender or the Servicer or an officer, director, employer, shareholder or affiliate of any of the foregoing is a party or (D) in any preliminary or final offering circular, registration statement or contract or other document approved in advance by the Administrative Borrower, (iii) any other disclosure authorized by the Administrative Borrower, or (iv) disclosure to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to the Co-Borrowers and their Subsidiaries received by it from such Lender) or to the CUSIP Service Bureau or any similar organization, (v) disclosure of any and all Information that becomes available to the Administrative Agent, any Lender or the Servicer on a nonconfidential basis from a source other than the Co‐Borrowers who did not acquire such information as a result of a breach of this Section 11.11 or (vi) on the advice of counsel and with prior notice, to the extent reasonably practicable, to the Co-Borrowers so as to afford the Co-Borrowers the opportunity to seek a protective order or other remedy aimed at protecting the confidentiality of the Information, disclosure for purposes of establishing a “due diligence” defense. (d) The parties hereto may disclose the existence of the Agreement, but not the financial terms hereof, including all fees and other pricing terms, all Events of Default, and priority of payment provisions, in each case except in compliance with this Section 11.11. Notwithstanding anything to the contrary in this Section 11.11, the Co‐Borrowers, Holdings and any of their respective Affiliates may make any public disclosures of or about this Agreement or the other Transaction Documents, including without limitation any publicly filed copies or descriptions of this Agreement or the other Transaction Documents, which may disclose, among other things, fees and pricing terms and other financial terms hereof or thereof, in each case, to the extent required by Applicable Law. “Information” means any and all non‐public information received or obtained from the Co‐Borrowers or any of their Affiliates or agents, relating to the Co‐Borrowers, Holdings, their Affiliates or businesses, including without limitation, data, evaluations, reports, analyses, methodologies, proprietary “know‐how”, financial information or -133- USActive 58806140.10 -133-60444631.4 SK 28388 0001 10656366 v3

any other information. The term “Information” shall not include information that (i) is or becomes available in the public domain other than through a material breach of this Agreement by the Administrative Agent, Servicer, Lenders or any of their Affiliates, (ii) is already known or available on a non-confidential basis to the Administrative Agent, the Servicer, Lenders or any of their Affiliates or agents or in any of their possession before such party receives the information from the Co‐Borrowers or any of their Affiliates or agents on a non‐confidential basis, (iii) is independently developed or acquired by the Administrative Agent, Servicer, Lenders or any of their Affiliates without using the Information, and (iv) is unrelated to this Agreement and rightfully obtained by the Administrative Agent, Servicer, Lenders or any of their Affiliates or agents from a third party not to each such party’s actual knowledge under any obligation of confidentiality to the Co‐Borrowers or any of their Affiliates or agents. Any Person required to maintain the confidentiality of Information as provided in this Section 11.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Servicer and the Lenders acknowledges that (a) the Information may include material non‐public information concerning the Co‐Borrowers, Holdings or their Subsidiaries, as the case may be, (b) it has developed compliance procedures regarding the use of material non‐public information and (c) it will handle such material non‐public information in accordance with Applicable Law, including United States Federal and state securities Laws. SECTION 11.12 Non‐Confidentiality of Tax Treatment. All parties hereto agree that each of them and each of their employees, representatives, and other agents may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions or other tax analyses) that are provided to any of them relating to such tax treatment and tax structure. “Tax treatment” and “tax structure” shall have the same meaning as such terms have for purposes of Treasury Regulation Section 1.6011‐4; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, the provisions of this Section 11.12 shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the transactions contemplated hereby. SECTION 11.13 Waiver of Set Off. If an Event of Default has occurred and is continuing, the Administrative Agent, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by the Administrative Agent, such Lender or any such Affiliate, to or for the credit or the account of the Co‐Borrowers against any and all of the Obligations, irrespective of whether or not such the Administrative Agent or Lender or Affiliate shall have made any demand under this Agreement or any other Transaction Document and although such Obligations may be contingent or unmatured or are owed to a branch office or Affiliate of the Administrative Agent or such Lender different from the branch office or Affiliate holding such deposit or obligated on such Indebtedness. Each Lender shall notify the Administrative Borrower and the Administrative Agent promptly -134- USActive 58806140.10 -134-60444631.4 SK 28388 0001 10656366 v3

after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application and provided, further, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.16 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. SECTION 11.14 Headings, Schedules and Exhibits. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes. SECTION 11.15 Ratable Payments. If any Lender, whether by setoff or otherwise, shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Advances owing to it (other than pursuant to Section 2.12 or Section 2.13) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (a) the amount of such Lender’s required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. SECTION 11.16 Failure of Co‐Borrowers to Perform Certain Obligations. If a Co‐Borrower fails to perform any of its agreements or obligations required under Section 5.01(s), the Administrative Agent may (but shall not be required to, and in any case, acting at the direction of the Majority Lenders) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Co‐Borrowers promptly upon the Administrative Agent’s demand therefore. SECTION 11.17 Power of Attorney. Each of the Co‐Borrowers and Holdings irrevocably authorizes the Administrative Agent and appoints the Administrative Agent as its attorney‐in‐fact to act on its behalf as set forth in Exhibit H to file financing statements reasonably necessary or desirable (as determined by Servicer acting at the direction of the Majority Lenders) to perfect and to maintain the perfection and priority of the interest of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral. This appointment is coupled with an interest and is irrevocable. -135- USActive 58806140.10 -135-60444631.4 SK 28388 0001 10656366 v3

SECTION 11.18 Delivery of Termination Statements, Releases, etc. Upon the occurrence of the Facility Termination Date, the Administrative Agent shall, at the direction of the Majority Lenders, execute and deliver to the Servicer termination statements, reconveyances, releases and other documents and instruments of release reasonably requested by the Co‐Borrowers or the Servicer to evidence the termination of the Liens securing the Obligations on the Collateral, all at the expense of the Co‐Borrowers and without any recourse, representation or warranty by the Administrative Agent. SECTION 11.19 Exclusive Remedies. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy. SECTION 11.20 Post‐Closing Performance Conditions. The parties hereto agree to cooperate with reasonable requests made by any other party hereto after signing this Agreement to the extent reasonable necessary for such party to comply with laws and regulations applicable to financial institutions in connection with this transaction (e.g., the USA PATRIOT Act, OFAC and related regulations). SECTION 11.21 Performance Conditions. The obligations of the Servicer to effect the transactions contemplated hereby shall be subject to the following conditions: (a) The Servicer shall have (i) completed its due diligence with respect to the Co‐Borrowers and each Lender in order to satisfy compliance with laws and regulations applicable to financial institutions in connection with this transaction (e.g., the USA PATRIOT Act, OFAC and related regulations) and (ii) been satisfied with the results of such due diligence in its sole discretion. (b) [Reserved]. (c) In each and every case of a Holdings AML and International Trade Default, Borrower AML and International Trade Default or a Lender event of default, the Servicer may, by notice in writing to Co‐Borrowers and the Lenders, in addition to whatever rights the Servicer may have at law or in equity, including injunctive relief and specific performance, immediately resign as Servicer (notwithstanding any provision in Section 8.09 or otherwise in this Agreement, but subject to the provisions set forth in this Section 11.21(c)), without the Servicer incurring any penalty or fee of any kind whatsoever in connection therewith. Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Holdings AML and International Trade Default, Borrower AML and International Trade Default or Lender event of default. On or after the receipt by Holdings or the Co‐Borrowers and any Lender of a written notice of resignation from the Servicer pursuant to this Section 11.21(c), (i) all payments communications, determinations and other obligations provided to be made by, to or through the Servicer shall -136- USActive 58806140.10 -136-60444631.4 SK 28388 0001 10656366 v3

instead be made by, to or through each Lender until such time as a successor to the Servicer has been appointed as provided by this Agreement and (ii) the Servicer’s obligations under this Agreement shall terminate. After the receipt by Holdings or the Administrative Borrower and any Lender of a written notice of resignation from the Servicer pursuant to this Section 11.21(c), the Servicer shall deliver all Portfolio Asset Files to the Administrative Agent or such other Person as the Administrative Agent designates in writing, in all cases at the sole cost and expense of the Co‐Borrowers. Notwithstanding the foregoing, upon any such termination, the Servicer will be entitled to receive all accrued Fees, indemnities and expenses through the date of termination. (d) AML and International Trade Covenants. The obligations of the Servicer to effect any transaction contemplated hereby shall be subject to (i) no Holdings’ AML and International Trade Default, (ii) no Borrower AML and International Trade Default and (iii) Co‐Borrowers’ compliance with Section 5.02(n). (e) AML and International Trade Defaults. Upon discovery by Holdings of any Holdings AML and International Trade Default, or by a Co‐Borrower or a UK Guarantor of any Borrower AML and International Trade Default (but, in each case, regardless of whether any notice has been given as provided in this Agreement or any cure period provided herein has expired), each such Loan Party, as applicable, shall give prompt written notice thereof to the Servicer. SECTION 11.22 Bail In. Notwithstanding anything to the contrary in any Transaction Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Transaction Document, to the extent such liability is unsecured, may be subject to the Write‐Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write‐Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail‐In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Transaction Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write‐Down and Conversion Powers of any EEA Resolution Authority. SECTION 11.23 Joint and Several; Administrative Borrower. -137- USActive 58806140.10 -137-60444631.4 SK 28388 0001 10656366 v3

(a) The obligations of the Co‐Borrowers hereunder and under the other Transaction Documents are joint and several. Without limiting the generality of the foregoing, reference is hereby made to the Guaranty and Collateral Agreement, to which the obligations of the Loan Parties are subject. (b) Each of the Co‐Borrowers accepts joint and several liability hereunder in consideration of the financial accommodation provided or to be provided by the Administrative Agent and the Lenders under this Agreement and the other Transaction Documents, for the mutual benefit, directly and indirectly, of each Co‐Borrower and in consideration of the undertakings of the Co‐Borrowers to accept joint and several liability for the obligations of each other. (c) Each of the Co‐Borrowers shall be jointly and severally liable for the Obligations. Each of the Co‐Borrower’s obligations arising as a result of the joint and several liability of such Co‐Borrower hereunder, with respect to Loans made to such Co‐Borrower hereunder, shall be separate and distinct obligations, but all such obligations shall be primary obligations of each Co‐Borrower. (d) Upon the occurrence and during the continuation of any Event of Default, the Administrative Agent and the Lenders may proceed directly and at once, without notice, against any Co‐ Borrower to collect and recover the full amount, or any portion of, the Obligations, without first proceeding against any other Co‐Borrower or any other Person, or against any security or collateral for the Obligations. Each Co‐Borrower waives, to the maximum extent permitted by law, all suretyship defenses and consents and agrees that the Administrative Agent and the Lenders shall be under no obligation to marshal any assets in favor of any Co‐Borrower or against or in payment of any or all of the Obligations. (e) Each representation and warranty made on behalf of a Loan Party shall be deemed for all purposes to have been made by all of the Loan Parties and shall be binding upon and enforceable against each Loan Party to the same extent as if the same had been made directly by each such Loan Party. (f) Each Co‐Borrower hereby designates the Administrative Borrower as its representative and agent on its behalf for the purposes of taking all actions required (including in respect of compliance with covenants) on behalf of any Co‐Borrower under the Transaction Documents. The Administrative Borrower hereby accepts such appointment. The Administrative Agent (and each Lender) may regard any notice or other communication pursuant to any Transaction Document from the Administrative Borrower as a notice or communication from all Co‐Borrowers, and may give any notice or communication required or permitted to be given to any Co‐Borrower hereunder to the Administrative Borrower on behalf of such Co‐Borrower or Co‐Borrowers. Each Co‐Borrower agrees that each notice, election, representation and warranty, covenant, agreement, and undertaking made on its behalf by the Administrative Borrower shall be deemed for all purposes to have been made by such Co‐Borrower and shall be binding upon and enforceable against such Co‐Borrower to the same extent as if the same had been made directly by such Co‐Borrower. -138- USActive 58806140.10 -138-60444631.4 SK 28388 0001 10656366 v3

[Signature Pages Follow] -139- USActive 58806140.10 -139-60444631.4 SK 28388 0001 10656366 v3

Executed as of the date first above written. Holdings: KUDU INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company By: Name: Title: The Co‐Borrowers: KUDU INVESTMENT HOLDINGS, LLC, a Delaware limited liability company By: Name: Title: KUDU INVESTMENT US, LLC, a Delaware limited liability company By: Name: Title: The UK Guarantors: KFO Holdings, Ltd., a limited liability company incorporated in England and Wales By: Name: Title: Director KWCP Holdings (UK), Ltd. a limited liability company incorporated in England and Wales By: Name: Title: Director USActive 58806140.10 [Signature Page to Loan and Servicing Agreement] SK 28388 0001 10656366 v3 USActive 60444631.4

Lender: MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY By: Barings LLC, its Investment Adviser By: Name: Title: The Administrative Agent: ALTER DOMUS (US) LLC By: Name: Title: The Servicer: MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANYBARINGS FINANCE LLC, in its capacity as Servicer By: Name: Title:

Schedule I Eligible Portfolio Assets and Post‐Closing Portfolio Assets Sch. I-1 USActive 58806140.1060444631.4

Kudu Investment Holdings, LLC # of Eligible Assets: 11 Total Cost: 328,829,185.59$ Total Fair Value: 345,347,117.53$ TTM Revenue: $ Eligible Receivable: $ # Eligible Portfolio Asset Closing Date Firm Vintage Geography Revenue Share Basis Revenue/Income Share % Cost % of Total Cost Fair Value (1) 12/31/2020 % of Total Fair Value TTM Revenue 12/31/2020 Eligible Receivable 12/31/2020 AUM ($) (2) 12/31/2020 1 Savanna 2006 New York, NY $ $ $ $ $ 2 TIG 1980 New York, NY $ $ $ $ $ 3 B|O|S 1985 San Francisco, CA $ $ $ $ $ 4 Versus 2010 Denver, CO $ $ $ $ $ 5 First Long Island Investors 1983 Jericho, NY $ $ $ $ $ 6 EJF 2005 Arlington, VA $ $ $ $ $ 7 Pennybacker 2006 Austin, TX $ $ $ $ $ 8 Creation 2007 Chicago, IL $ $ $ $ $ 9 Sequoia 1991 Akron, OH $ $ $ $ $ 10 Ranger 2003 Dallas, TX $ $ $ $ $ 11 Warwick 2010 London, UK $ $ $ $ $ (1) Fair Market Value as of 12/31/2020. TIG Fair Market Value also includes cost of add-on investments of , which were closed on January 5, 2021 and February 16, 2021, respectively. (2) Most recently available AUM (Channel is 7/31/20, converted using 12/31/2020 USD/AUD FX rate of 0.7715; Savanna, Creation and Ranger are 9/30/2020; Warwick is 12/1/2020; TIG, BOS, Fair Oak, EJF, Versus, FLII, Pennybacker, Sequoia are 12/31/2020).

Schedule II Condition Precedent Documents As required by Section 3.01 of the Agreement, each of the following items must be delivered prior to the effectiveness of this Agreement: (a) to the Administrative Agent and the Lenders, a copy of this Agreement and the Account Control Agreement duly executed by each of the parties hereto and thereto; (b) a certificate of a Responsible Person of each Loan Party and Holdings, dated the date of the Agreement, certifying (i) the names and true signatures of the Responsible Persons of each Loan Party authorized to sign on behalf of each Loan Party and Holdings each of the Transaction Documents to which it is a party (on which certificate the Administrative Agent and the Lenders may conclusively rely until such time as the Administrative Agent has receives from each Loan Party and Holdings a revised certificate meeting the requirements of this paragraph (b)(i)), (ii) that the copy of the Constituent Documents of each Loan Party and Holdings, as applicable, is a complete and correct copy and that such Constituent Documents have not been amended, modified or supplemented and are in full force and effect and (iii) the authorization document or resolution of the managing member, board of directors, the shareholders or board of trustees, as applicable, approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which it is a party; (c) to the Lenders and Administrative Agent, certified copies of such documents and certificates relating to the organization, valid existence and good standing of each Loan Party, the authorization of each Loan Party and Holdings of the transactions contemplated by this Agreement and any of the other Transaction Documents, the execution of the Transaction Documents and all other documents in connection therewith (which may be in the form of a general resolution, resolution of the Board of Directors, resolutions of the shareholders consent or other authorization) and any other legal matters relating to each Loan Party and Holdings or the transactions contemplated by this Agreement and any of the other Transaction Documents as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and the Lenders; (d) to the Administrative Agent and the Lenders, financing statements describing the Collateral and the Pledged Equity and (i) naming each Loan Party and Holdings, as applicable, as debtor and the Administrative Agent, on behalf of the Secured Parties, as secured party and (ii) other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Administrative Agent’s, on behalf of the Secured Parties, interests in the Collateral and the Pledged Equity; (e) to the Lenders, financing statements, if any, necessary to release all security interests and other rights of any Person in the Collateral previously granted by any Transferor; (f) to the Administrative Agent, with respect to any certificated Pledged Equity, delivery of stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent; Sch. II-1 USActive 58806140.1060444631.4

(g) duly executed Powers of Attorney from the Co‐Borrowers and Holdings in the form of Exhibit H; (h) to the Lenders, copies of tax and judgment lien searches in all jurisdictions reasonably requested by the Lenders and requests for information (or a similar UCC search report certified by a party acceptable to the Lenders), dated a date reasonably near to the Closing Date, and with respect to such requests for information or UCC searches, listing all effective financing statements which name each Loan Party and Holdings (under its present name and any previous name) as debtor(s) and which are filed in such jurisdictions with copies of such financing statements (none of which shall cover the Collateral); (i) (a) one or more favorable opinions of counsel to the each Co‐Borrower and Holdings, reasonably acceptable to the Majority Lenders and the Administrative Agent and addressed to the Administrative Agent and the Lenders, (b) one or more favorable opinions of counsel to the Initial Lender in respect of the UK Guarantors, reasonably acceptable to the Administrative Agent and the Majority Lenders and addressed to the Administrative Agent and the Lenders, (c) one or more favorable opinions of counsel to the Initial Lender in respect of the Australian Pledge Agreement, reasonably acceptable to the Administrative Agent and the Majority Lenders and addressed to the Administrative Agent and the Lenders, and (d) one or more favorable opinions of counsel to the Initial Lender in respect of the Guernsey Pledge Agreement, reasonably acceptable to the Administrative Agent and the Majority Lenders and addressed to the Administrative Agent and the Lenders; (j) to the Lenders, a copy of each of the other Transaction Documents duly executed by the parties thereto; and (k) such other documents as the Administrative Agent or Lender may reasonably request. Sch. II-2 USActive 58806140.1060444631.4

Schedule III Notice Information If to the Co‐Borrowers, the Administrative Borrower or Holdings: Kudu Investment Management, LLC / Kudu Investment Holdings, LLC / Kudu Investment US, LLC 286 Madison Ave., Suite 2002 New York, NY 10017 Telephone: Email: Attention: Gavin McLeod If to Massachusetts Mutual Life Insurance Company, as a Lender and the Servicer: Massachusetts Mutual Life Insurance Company, as a Lender c/o Barings LLC, as Investment Adviser to the Lender Attention: Portfolio Finance 10 Fan Pier Boulevard Boston, MA 02210 Telephone: Email: Attention: and Massachusetts Mutual Life Insurance Company Attention: Philip Titolo, Jaime Genua 10 Fan Pier Boulevard Boston, MA 02210 Telephone: Email: With a Copy to: Kate Fletcher 300 S. Tryon Street, Suite 2500 Charlotte NC 28202 Email: Attention: Legal Department If to the Administrative Agent: Sch. III-1 USActive 58806140.1060444631.4

Alter Domus (US) LLC 225 W. Washington St., 9th Floor Chicago, Illinois 60606 Telephone: Email: and Attention: Legal Department – Agency, Emily Ergang Pappas and Sharjeel Haroon With a copy to (which shall not constitute notice): Holland & Knight LLP 150 N. Riverside Plaza, Suite 2700 Chicago, Illinois 60606 Telephone: Email: Attention: Joshua M. Spencer If to the Servicer: Barings Finance LLC, as Servicer Attention: Loan Asset Management Team, Barings Portfolio Finance 10 Fan Pier Boulevard Boston, MA 02210 Telephone: Email: With a Copy to: Kate Fletcher 300 S. Tryon Street, Suite 2500 Charlotte NC 28202 Email: Attention: Legal Department If to any Lender other than Massachusetts Mutual Life Insurance Company: As set forth in the Assignment and Assumption Agreement for such Lender. Sch. III-2 USActive 58806140.1060444631.4

Sch. IV-1 USActive 58806140.1060444631.4 $300,000,000 Schedule IV Lender Commitments Closing Date through (but not including) the Second Amendment Effective Date Second Amendment Effective Date Lender Commitments Massachusetts Mutual Life Insurance Company Massachusetts Mutual Life Insurance Company $300,000,000 $350,000,000 Lender Total: $350,000,000 Total: Commitments

Schedule V Investment Guidelines FINAL [To be appended to the agreed upon term sheet] Eligible Collateral Portfolio Requirements/Limits: *As measured at cost at the time of each new asset’s inclusion into the borrowing base. These limits will only be tested when a new asset is added, and not each quarter year otherwise. At a Portfolio Level (all to be measured as a% of the greater of total invested capital plus total undrawn eguity and debt commitments or the Collateral Portfolio): 1. Size per position: 25% max for the largest position; no more than 35% in the top three; no more than 45% for top 5. 2. Strategy Limits: a. Wealth Management- no more than 35% in aggregate b. Monoline Strategy I Product Asset Management firms - no more than 25% in aggregate, per Strategy (excludes firms with multiple strategies; for the avoidance of doubt, Wealth Management will be considered a multiple strategy firm type). See Exhibit A for approved Strategy list 3. Leverage at underlying firm: for monoline strategy managers up to Ix EBITDA, for non- monoline strategy managers up to l.5x, for ‘platforms’ (defined as portfolio companies with multi-affiliate managers with three or more sub-strategies or advisors and the opportunity to make follow-on investments) up to 2x. Strategies defined in Exhibit A 4. If position is “bottom line” interest, there must be protections in the form of effective budgetary approval or compensation controls for key employees/shareholders. 5. Minimum run-rate proforma cash yield of (for hedge funds, ) 6. Each position in the Portfolio must contain appropriate downside protections such as service agreements and non-competes for key employees, key-person insurance, or other protections reasonably satisfactory to the Lender. Per se appropriateness to be defined in definitive documents. Parties to agree set of standards that will be automatically appropriate. For each Wealth Management position (all to be measured as a% of the greater of the Maximum Facility Size or the Collateral Portfolio): 1. AUM: No less than $500 million or $10 million of revenues Sch. V-1 USActive 58806140.1060444631.4

2. AUM Growth trailing 3 YR YoY %: 2.5% minimum annualized 3. Track Record: minimum of five (5) years 4. Client Servicing: Client Retention min of 90% (average of past three years) For each Asset Management position (all to be measured as a% of the greater of the Maximum Facility Size or the Collateral Portfolio): 5. 1. AUM: No less than $500 million or $10 million of revenues 6. 2. For managers managing liquid strategies, AUM Growth trailing 3 YR YoY %: 5% minimum annualized 7. 3. Track Record: minimum of five (5) years 8. 4. Management fees as percentage of trailing twelve months total revenues excluding carry: 51% minimum Sch. V-2 USActive 58806140.1060444631.4

Schedule VI Disqualified Lenders  Affiliated Managers Group  Alderwood Capital  Allworth Financial  Azimut  Bonaccord Capital affiliate of Aberdeen Standard  Blackstone  Capital Constellation  CI Financial/GSFM JV  Dyal Capital Partners division of Neuberger Berman  Emigrant  Estancia  Focus Financial  Genstar  Goodhart Partners  Hunter Point  IM Global Partners  Investcorp  Lincoln Peak Capital  Merchant Investment Management  Mercer Advisors  Mubadala Investment Co  Natixis Investment Managers  Navigator Global Investments  North Square Investments  Northill Capital  Pacific Current Group  Petershill division of Goldman Sachs  Redbird Capital partners  Reverence Capital Partners  RidgeLake Partners  Rosemont Investment Group affiliate of Markel Corp  Stonyrock Partners affiliate of Jefferies/Leucadia Corp  Tria Capital Sch. VI-1 USActive 58806140.1060444631.4

Schedule VII Post Closing Conditions 9. 1. With respect to the Equity Investment held with Kudu in Fair Oaks Capital Limited (incorporated in England and Wales with company number 08260598), the Co‐Borrowers shall promptly, and no later than 20 days after the date of this Agreement (as such date may be extended by the Administrative Agent, acting at the direction of the Majority Lenders), procure the amendment to the satisfaction of the Administrative Agent of the constitutional documents of Fair Oaks Capital Limited (incorporated in England and Wales with company number 08260598) to remove any restriction on the transfer or the registration of the transfer of its shares on enforcement of the Liens granted over them. 10. 2. With respect to the Equity Investment held by Kudu in the Australian Equity Notes, the Co‐ Borrowers shall promptly, and no later than 30 days after the date of this Agreement (as such date may be extended by the Administrative Agent, acting at the direction of the Majority Lenders) procure that the Australian Equity Notes shall have each been amended, in form and substance acceptable to the Administrative Agent, to allow a provider of financial accommodation, lender or other creditor to transfer the Australian Equity Notes to any other person pursuant to rights arising under a Lien. 11. 3. With respect to the Equity Investment held by Kudu in Fair Oaks Income Fund (GP) Limited, a company incorporated in Guernsey with registered number 58125 and whose registered office is at Sarnia House, Le Truchot, St Peter Port, Guernsey, GY1 1GR (“Fair Oaks Income Fund (GP) Limited”), the Co‐Borrowers shall promptly, and no later than 10 Business Days after the date of this Agreement (as such date may be extended by the Administrative Agent, acting at the direction of the Majority Lenders) execute the Guernsey Pledge Agreement and procure that the Co‐Borrowers shall promptly, and no later than 10 Business Days after the date of this Agreement (as such date may be extended by the Administrative Agent, acting at the direction of the Majority Lenders), immediately upon execution of the Guernsey Pledge Agreement, execute (where applicable) and deliver each of the following documents to the Administrative Agent, in each case, in form and substance acceptable to the Administrative Agent: a. That certain Notice of Assignment (from Kudu and the Administrative Agent to Fair Oaks Income Fund (GP) Limited, as issuer, together with an acknowledgement of the applicable notice, by Fair Oaks Income Fund (GP) Limited, with respect to the Guernsey Pledge Agreement, in each case, with respect to the Guernsey Pledge Agreement; b. Original share certificates and original executed undated share transfer forms with respect to the Securities (as defined in the Guernsey Pledge Agreement); c. A copy of the register of shareholders of Fair Oaks Income Fund (GP) Limited annotated to reflect the fact that the pledged Securities (as defined in and pursuant to the Guernsey Pledge Agreement) are held subject to the terms of the Guernsey Pledge Agreement; and Sch. VII-1 USActive 58806140.1060444631.4

d. Resolutions of the shareholders of Fair Oaks Income Fund (GP) Limited, amending the articles of incorporation of Fair Oaks Income Fund (GP) Limited to remove any restriction on, and to permit the transfer, or the registration of transfer of, its shares on enforcement of the security interests granted over them. 12. 4. In connection with the matters described in clauses (a) through (c), inclusive, of this paragraph 3, one or more favorable opinions of Guernsey counsel to the Initial Lender, on matters of Guernsey law concerning the enforceability of the Guernsey security interests pursuant to the Guernsey Pledge Agreement, in the agreed form as reasonably acceptable to the Administrative Agent and the Majority Lenders and addressed to the Administrative Agent and the Lenders. Sch. VII-2 USActive 58806140.1060444631.4

Annex B-1 USActive 60444630.7 ANNEX B Amended Exhibits to Loan and Servicing Agreement [Attached]

Execution Version Annex B to Second Amendment to Loan and Servicing Agreement Conformed through Second Amendment to Loan and Servicing Agreement REXHIBITSEXHIBITS TO LOAN AND SERVICING AGREEMENT Dated as of March 23, 2021 EXHIBITS EXHIBIT A Form of LTV Certificate EXHIBIT B Form of Notice of Borrowing EXHIBIT C Form of Borrowing Base Certificate EXHIBIT D Form of Revolving Loan Note EXHIBIT E Form of U.S. Tax Compliance Certificate EXHIBIT F Form of Payment Date Report EXHIBIT G Form of Assignment and Assumption Agreement EXHIBIT H Form of Power of Attorney USActive 60448513.160448513.5

EXHIBIT A FORM OF LTV CERTIFICATE [DATE] To: Alter Domus (US) LLC, as Administrative Agent 225 W. Washington St., 9th Floor Chicago, Illinois 60606 Telephone: Email: Attention: Legal Department; Lisa Schutz – Agency, Emily Ergang Pappas and Sharjeel Haroon and Massachusetts Mutual Life Insurance Company, as Servicer One Marina Park 8th Floor Boston, MA 02210 Attention: Sarah Doyle, Investment Operations Email: a Lender c/o Barings LLC, as Investment Adviser to the Lender Attention: Portfolio Finance 10 Fan Pier Boulevard Boston, MA 02210 Telephone: Email: With a Copy to: Kate Fletcher 300 S. Tryon Street, Suite 2500 Charlotte NC 28202 Email: Attention: Legal Department and Barings Finance LLC, as Servicer Attention: Loan Asset Management Team, Barings Portfolio Finance 10 Fan Pier Boulevard Boston, MA 02210 Telephone: Email: USActive 60448513.160448513.5 A-1

With a Copy to: Kate Fletcher 300 S. Tryon Street, Suite 2500 Charlotte NC 28202 Email: Attention: Legal Department Re: Loan and Servicing Agreement Ladies and Gentlemen: This LTV Certificate (this “Certificate”) is given by [ ] (the “Administrative Borrower”) pursuant to [Section 2.01][Section 2.09(a)][Section 5.01(z)(iii)(A)] of the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the “Loan and Servicing Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co-Borrowers”), Kudu Investment Management, LLC (“Holdings”), KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP Holdings”, and collectively with KFO Holdings, the “UK Guarantors”, and collectively with the Co-Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, as the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement. The person executing this Certificate is a Responsible Person of the Administrative Borrower and as such is duly authorized to execute and deliver this Certificate on behalf of the Loan Parties. By executing this Certificate, such officer hereby certifies as of the date hereof to the Lenders, the Servicer and the Administrative Agent, on behalf of the Loan Parties, solely in [his/her] capacity as an officer and not individually, that all of the information set forth on Schedule I is true, correct and complete in all material respects. [Remainder of Page Intentionally Left Blank; Signature Page Follows] USActive 60448513.160448513.5 A-2

The undersigned has executed this Certificate as of the date first written above. KUDU INVESTMENT HOLDINGS, LLC, as the Administrative Borrower By: Name: Title: USActive 60448513.160448513.5 A-3

SCHEDULE I LTV CERTIFICATE [SEE ATTACHED]See ‘Borrowing Base Certificate’ tab of reporting package.] USActive 60448513.160448513.5 SCH.-1

USActive 60448513.1 SCH.60448513.5 B-1 6/23/2021 Borrowing Base (Advance Rate * Aggregate Investment Value of all Eligible Portfolio Assets) $ 120,871,491.14 Reporting and Payment Date: Availability Period: 6/30/2021 # of Eligible Portfolio Assets 3/23/2024 11 Aggregate Investment Value of all Eligible Portfolio Assets $ 345,347,117.53 Ending Balance of Collection Account (as of Determination Date) $ ‐ Ending Balance of Interest Reserve Account (as of Determination Date) Exhibit A & C ‐ LTV Certificate / Borrowing Base Certificate $ ‐ Maximum Facility Amount Kudu Investment Holdings, LLC $ Maturity Date: 300,000,000.00 Debt Service Coverage Ratio 3/23/2036 4.27 Advances Outstanding EBITDA (four quarter period) $ 16,741,449.17 $ 102,000,000.00 Debt Service (four quarter period) $ 3,917,552.65 Debt Service Coverage Ratio Threshold Remaining Commitment 3.00 $ 198,000,000.00 Close Date: Quarterly LTV 29.5% Maximum Quarterly LTV % Threshold 3/23/2021 50.0% LTV Compliance Check: PASS Advance Rate Market Trigger Event: NO Partnership Default Trigger Event: Determination Date: NO 35.0%

EXHIBIT B FORM OF NOTICE OF BORROWING [DATE] To: Alter Domus (US) LLC, as Administrative Agent 225 W. Washington St., 9th Floor Chicago, Illinois 60606 Telephone: Email: Attention: Legal Department – Agency, Emily Ergang Pappas and Lisa SchutzSharjeel Haroon and Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, as Servicer One Marina Park 8th Floor Attention: Loan Asset Management Team, Barings Portfolio Finance 10 Fan Pier Boulevard Boston, MA 02210 Attention: Sarah Doyle, Investment OperationsTelephone: With a Copy to: Kate Fletcher 300 S. Tryon Street, Suite 2500 Charlotte NC 28202 Email: Attention: Legal Department Re: Loan and Servicing Agreement Ladies and Gentlemen: This Notice of Borrowing is delivered to you pursuant to [Section 2.02][Section 3.02] of the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the “Loan and Servicing Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co-Borrowers”), Kudu Investment Management, LLC (“Holdings”), KFO Holdings, Ltd., a limited liability company incorporated in England and USActive 60448513.1 SCH.60448513.5 B-1

Wales under number 11786202 ("KFO Holdings"), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 ("KWCP Holdings", and collectively with KFO Holdings, the "UK Guarantors", and collectively with the Co-Borrowers, the "Loan Parties"), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and ~~Massachusetts Mutual Life Insurance Company~~Barings Finance LLC, as the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement.

The undersigned, being a duly elected Responsible Person of the Administrative Borrower and holding the office set forth below such person's name, hereby certifies as follows:

1. The Administrative Borrower hereby requests an Advance in the principal amount of $ _________.[1]

2. The Borrower hereby requests that such Advance be made on ____________________.[2]

3. Attached to this Notice of Borrowing is a Borrowing Base Certificate, together with a true, correct and complete calculation in all material respects of the Borrowing Base and all components thereof.

4. The Advance would not cause (on and as of the Advance Date, immediately after giving effect to such Advance and the transactions related thereto, including the use of proceeds thereof), the Advances Outstanding to exceed the Maximum Availability on such Advance Date.

5. On and as of the Advance Date, immediately after giving effect to such Advance and the transactions related thereto, including the use of proceeds thereof, no Market Trigger Event has occurred and is continuing.

6. No Event of Default has occurred and is continuing, or would result from such Advance or application of proceeds therefrom.

7. ~~Each~~The Co-~~Borrower shall have~~Borrowers obtained an investment grade ~~rating~~Debt Rating (BBB or higher) ~~from NRSRO or from~~on the Facility, and the Lenders have received a copy of any rating ~~agency approved by the NAIC with respect to the Advances advanced under this Agreement~~letter issued in connection therewith.

8. The representations contained in Sections 4.01, 4.02 and 4.05 are true and correct in all material respects (except that any representation qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects as so qualified) before and

[1] The amount must be at least equal to $1,000,000 or a whole multiple of $1,000,000 in excess thereof, or if less, the remainder of the Advance.

[2] Pursuant to Section 2.02(a) of the Loan and Servicing Agreement, delivery of the Notice of Borrowing to be no later than 2:00 pm NY time three (3) U.S. Government Securities Business Days prior to the proposed date of such advance (or such shorter period of time agreed to by the Administrative Agent and the Majority Lenders in their sole discretion).

USActive ~~60448513.1~~ ~~SCH.~~60448513.5 B-2

immediately after giving effect to such Advance and to the application of proceeds therefrom, on and as of such date as though made on and as of such date (or, in the case of any such representation expressly stated to have been made as of a specific date, as of such specific date). 9. The proceeds of the Advance are to be distributed to the following account: Account Name: Account #: Bank Name: ABA: 10. All of the conditions applicable to the Advance requested herein as set forth in Section 3.02 of the Loan and Servicing Agreement will have been satisfied on the date of such Advance. [Remainder of Page Intentionally Left Blank; Signature Page Follows] USActive 60448513.1 SCH.60448513.5 B-3

The undersigned has executed this Notice of Borrowing as of the date first written above. KUDU INVESTMENT HOLDINGS, LLC, as the Administrative Borrower By: Name: Title: USActive 60448513.1 SCH.60448513.5 B-4

EXHIBIT C FORM OF BORROWING BASE CERTIFICATE [Date] To: Alter Domus (US) LLC, as Administrative Agent 225 W. Washington St., 9th Floor Chicago, Illinois 60606 Telephone: Email: and Attention: Legal Department – Agency, Emily Ergang Pappas and Sharjeel Haroon and Massachusetts Mutual Life Insurance Company, as a Lender c/o Barings LLC, as Investment Adviser to the Lender Attention: Portfolio Finance 10 Fan Pier Boulevard Boston, MA 02210 Telephone: Email: With a Copy to: Kate Fletcher 300 S. Tryon Street, Suite 2500 Charlotte NC 28202 Email: Attention: Legal Department and Barings Finance LLC, as Servicer Attention: Loan Asset Management Team, Barings Portfolio Finance 10 Fan Pier Boulevard Boston, MA 02210 Telephone: Email: With a Copy to: Kate Fletcher 300 S. Tryon Street, Suite 2500 USActive 60448513.160448513.5 C-1

Charlotte NC 28202 Email: Attention: Legal Department Re: Loan and Servicing Agreement Ladies and Gentlemen: Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the “Loan and Servicing Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co-Borrowers”), Kudu Investment Management, LLC (“Holdings”), KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP Holdings”, and collectively with KFO Holdings, the “UK Guarantors”, and collectively with the Co-Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, as the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement. This Borrowing Base Certificate is being delivered in connection with: __ a Notice of Borrowing under Section 2.02(a) of the Loan and Servicing Agreement __ a Transfer of a Portfolio Asset under Section 3.03 of the Loan and Servicing Agreement __ Section 5.01(z)(iii)(B) of the Loan and Servicing Agreement AsThe person executing this Borrowing Base Certificate is a Responsible Person of the date hereof, theAdministrative Borrower certifiesand as such is duly authorized to execute and deliver this Borrowing Base Certificate on behalf of the Loan Parties. By executing this Borrowing Base Certificate, such officer hereby certifies as of the date hereof to the Lenders, the Servicer and the Administrative Agent, on behalf of the Loan Parties, solely in [his/her] capacity as an officer and not individually that all of the information set forth on Annex I is true, correct and complete in all material respects and no information set forth therein contains any material misstatement of fact or omits to state a material fact or any fact necessary to make such information not misleading. [Remainder of Page Intentionally Left Blank; Signature Page Follows] USActive 60448513.160448513.5 C-2

USActive 60448513.160448513.5 C-3 6/23/2021 Borrowing Base (Advance Rate * Aggregate Investment Value of all Eligible Portfolio Assets) $ 120,871,491.14 Reporting and Payment Date: # of Eligible Portfolio Assets 6/30/2021 Availability Period: 11 3/23/2024 Aggregate Investment Value of all Eligible Portfolio Assets $ 345,347,117.53 Ending Balance of Collection Account (as of Determination Date) $ ‐ Ending Balance of Interest Reserve Account (as of Determination Date) $ ‐ Maximum Facility Amount $ 300,000,000.00 Maturity Date: Debt Service Coverage Ratio Exhibit A & C ‐ LTV Certificate / Borrowing Base Certificate 3/23/2036 4.27 Advances Outstanding EBITDA (four quarter period) $ 16,741,449.17 $ Debt Service (four quarter period) 102,000,000.00 $ 3,917,552.65 Debt Service Coverage Ratio Threshold 3.00 Remaining Commitment $ 198,000,000.00 Quarterly LTV 29.5% Close Date: Maximum Quarterly LTV % Threshold 50.0% 3/23/2021 LTV Compliance Check: PASS Advance Rate Market Trigger Event: NO Kudu Investment Holdings, LLC Partnership Default Trigger Event: NO 35.0% The undersigned has executed this Borrowing Base Certificate as of the date first written above. KUDU INVESTMENT HOLDINGS, LLC, as the Administrative Borrower By: Name: Title: Determination Date:

Annex I [See ‘Borrowing Base Certificate’ tab of reporting package.] USActive 60448513.160448513.5 C-4

EXHIBIT D FORM OF REVOLVING LOAN NOTE $ [Date] THIS REVOLVING LOAN NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). NEITHER THIS NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THIS REVOLVING LOAN NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE LOAN AND SERVICING AGREEMENT REFERRED TO HEREIN. FOR VALUE RECEIVED, [Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu Borrower”)] [Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US Borrower”)] (the “Borrower”), hereby promises to pay to [Name of Lender] (“Lender”) or its registered assigns, the principal sum of $ _______________ or, if less, the unpaid principal amount of the aggregate advances (the “Advances”) made by the Lender to the Borrower pursuant to the Loan and Servicing Agreement (as defined below), on the dates specified in the Loan and Servicing Agreement, and to pay interest on the unpaid principal amount of each Advance made by Lender from the date of such Advance for each day that such unpaid principal amount is outstanding, at such interest rates related to such Advance as provided in the Loan and Servicing Agreement, on each Payment Date and each other date specified in the Loan and Servicing Agreement. This Note (the “Note”) is issued pursuant to the Loan and Servicing Agreement dated as of March 23, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan and Servicing Agreement”), among the [Kudu Borrower] [Kudu Borrower US], Kudu Investment Management, LLC (“Holdings”), KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP Holdings”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, as the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Advance, together with all fees, charges and other amounts that are treated as interest on such Advance under Applicable Law (collectively, “charges”), exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender in accordance with Applicable Law, the rate of interest payable in respect USActive 60448513.160448513.5 D-1 of such Advance hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate. To the extent lawful, the interest and charges that would have been paid in respect of such Advance but were not paid as a result of the operation of this paragraph shall be cumulated and the interest and charges payable to the Lender in respect of such Advances or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount shall have been received by the Lender. Any amount collected by the Lender that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Advance or refunded to the Borrower to which such Advance was made so that at no time shall the interest and charges paid or payable in respect of such Advance exceed the maximum amount collectible at the Maximum Rate. Payments of the principal of, and interest on, the Advances shall be made by or on behalf of the Borrower to the Administrative Agent (for the benefit of the Lenders) in immediately available funds in the manner specified for such purpose as provided in the Loan and Servicing Agreement, without the presentation or surrender of this Note or the making of any notation on this Note. If any payment under this Note falls due on a day that is not a Business Day, then such due date is extended to the next succeeding Business Day. If any amount is not paid when due, such amount shall bear interest, to be paid upon demand, from the date of such nonpayment until such amount is paid in full (as well after as before judgment) computed at the per annum rate set forth in the Loan and Servicing Agreement. Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Loan and Servicing Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and, as set forth in the Loan and Servicing Agreement, certain costs and expenses of the Lender) at the time and in the manner set forth in, but subject to the provisions of, the Loan and Servicing Agreement. The Borrower may borrow, repay and reborrow hereunder upon the terms and conditions set forth in the Loan and Servicing Agreement. Except as provided in the Loan and Servicing Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note. The Lender may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by the Lender and represented by this Note and the indebtedness evidenced by this Note, subject to the applicable provisions of the Loan and Servicing Agreement. The Advances are secured by the Collateral and the Pledged Equity granted pursuant to the Loan and Servicing Agreement. The Lender is entitled to the benefits of the Loan and Servicing Agreement and the other Transaction Documents and may enforce the agreements of the Borrower contained in the Loan and Servicing Agreement and the other Transaction Documents and exercise the remedies provided for by, or otherwise available in USActive 60448513.160448513.5 D-2 respect of, the Loan and Servicing Agreement and the other Transaction Documents, all in accordance with, and subject to the restrictions contained in, the terms of the Loan and Servicing Agreement and the other Transaction Documents. In accordance with the terms of the Loan and Servicing Agreement, if an Event of Default exists, the unpaid balance of the principal of all Advances, together with accrued interest thereon, may be declared, and may become, due and payable in the manner and with the effect provided in the Loan and Servicing Agreement. Pursuant to Section 11.23 of the Loan and Servicing Agreement, the Borrower and the [Kudu Borrower][Kudu US Borrower] are jointly and severally liable with respect to payment and performance of all Obligations (including without limitation any Obligations arising under this Note). This Note is a “Revolving Loan Note” as referred to in Section 2.03(a) of the Loan and Servicing Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York. [Remainder of Page Intentionally Left Blank; Signature Page Follows] USActive 60448513.160448513.5 D-3

The undersigned has executed this Note as on the date first written above. [KUDU INVESTMENT HOLDINGS, LLC][KUDU INVESTMENT US, LLC], as the Borrower By: Name: Title: USActive 60448513.160448513.5 D-4

EXHIBIT E FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the “Loan and Servicing Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co-Borrowers”), Kudu Investment Management, LLC (“Holdings”), KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP Holdings”, and collectively with KFO Holdings, the “UK Guarantors”, and collectively with the Co-Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, as the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement. Pursuant to the provisions of Section 2.13 of the Loan and Servicing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the loan(s) (as well as any note(s) evidencing such loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of each of the Co-Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Co-Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Co-Borrowers with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Co-Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Co-Borrowers and the Administrative Agent, with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: USActive 60448513.160448513.5 E-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the “Loan and Servicing Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co-Borrowers”), Kudu Investment Management, LLC (“Holdings”), KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP Holdings”, and collectively with KFO Holdings, the “UK Guarantors”, and collectively with the Co-Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, as the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement. Pursuant to the provisions of Section 2.13 of the Loan and Servicing Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of either of the Co-Borrowers within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Co-Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF PARTICIPANT] By: Name: Title: USActive 60448513.160448513.5 E-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the “Loan and Servicing Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co-Borrowers”), Kudu Investment Management, LLC (“Holdings”), KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP Holdings”, and collectively with KFO Holdings, the “UK Guarantors”, and collectively with the Co-Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, as the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement. Pursuant to the provisions of Section 2.13 of the Loan and Servicing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of each of the Co-Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to either of the Co-Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. USActive 60448513.160448513.5 E-3

[NAME OF PARTICIPANT] By: Name: Title: EXHIBIT E FORM OF U.S. TAX COMPLIANCE CERTIFICATE (For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is made to the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the “Loan and Servicing Agreement”), among Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”), Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co-Borrowers”), Kudu Investment Management, LLC (“Holdings”), KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP Holdings”, and collectively with KFO Holdings, the “UK Guarantors”, and collectively with the Co-Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, as the Servicer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan and Servicing Agreement. Pursuant to the provisions of Section 2.13 of the Loan and Servicing Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the loan(s) (as well as any note(s) evidencing such loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such loan(s) (as well as any note(s) evidencing such loan(s)), (iii) with respect to the extension of credit pursuant to the Loan and Servicing Agreement or any other Transaction Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of each of the Co-Borrowers within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to either of the Co-Borrowers as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Co-Borrowers with IRS Form W‐8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E, as applicable, or (ii) an IRS Form W‐8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is USActive 60448513.160448513.5 E-4 claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Co-Borrowers and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Co-Borrowers and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. [NAME OF LENDER] By: Name: Title: USActive 60448513.160448513.5 E-5

EXHIBIT F FORM OF PAYMENT DATE REPORT [SEE ATTACHEDSee ‘Payment Date Report’ tab of reporting package.] USActive 60448513.160448513.5 F-1

USActive 60448513.160448513.5 F-2 Total Maximum Facility Amount First, (A) to the Administrative Agent for the payment in full of all accrued reasonable and documented fees, expenses, losses and indemnities due and payable to the Administrative Agent hereunder or under any other Transaction Document and under the Agent Fee Letter, and then (B) to the Servicer and the Account Bank for the payment in full of all accrued reasonable and documented fees, expenses and indemnities due and payable to the Servicer and Account Bank, respectively, hereunder or under any other Transaction Document and under the Fee Letters; $ 1,471,360 Borrower: 2.09 (a)(iii) $  300,000,000.00 Third, to the extent amounts on deposit in the Interest Reserve Account are less than the Interest Reserve Amount, an amount equal to such shortfall; Kudu Investment Holdings, LLC Determination Date: Advances Outstanding (Total Funded) Distribution Description Distribution Description From Payable to From Cash Distribution Payable to 6/23/2021 Cash Distribution Amount equal to such shortfall $  99,200,000.00 Collection Account Interest Reserve Account $ (A) Accrued Fees, expenses, losses and indemnities Collection Account Admin Agent $ – Total Remaining Commitment $ – Kudu Investment Holdings, LLC 2.09 (a)(iv) (B) Accrued Fees, expenses, losses and indemnities Collection Account $  200,800,000.00 Servicer and Account Bank $ 10,581 Fourth, to the extent a Market Trigger Event has occurred, or would result therefrom, then to the Administrative Agent for distribution to each Lender, to repay such Lender’s Pro Rata Share of the Advances Outstanding until the delivery of an LTV Certificate by the Administrative Borrower to the Servicer, demonstrating that the Market Trigger Event no longer exists or, notwithstanding the occurrence of such Market Trigger Event, the LTV is not in excess of the applicable Maximum LTV Percentage; and Lender: Massachusetts Mutual Life Insurance Company Distribution Description From Ending Balance of Collection Account Payable to Cash Distribution If MTE, Pro Rata Share of Advances Outstanding until cured Reporting Date: Collection Account Admin Agent for distribution to Lender $ – Total $  10,000,000.00 6/30/2021 $ 10,581 Total $ – 2.09 (a)(ii) 2.09 (a)(v) Ending Balance of Interest Reserve Account Fifth, only to the extent no Market Trigger Event has occurred, or would result therefrom, then to the Loan Parties. Second, to the Administrative Agent for distribution to each Lender, to pay such Lender’s Pro Rata Share of accrued and unpaid interest owing to such Lender under this Agreement; $  4,513,600.00 Distribution Description From Administrative Agent: Payable to Cash Distribution If no MTE, Available to the Borrower Collection Account Loan Parties Alter Domus (US) LLC $ 5 ,252,366.67 All payments so received by the Administrative Agent pursuant to this Section 2.09(a) will be distributed in accordance with the following waterfall: Distribution Description From Payment Date: Payable to Cash Distribution Total $ 5 ,252,366.67 6/30/2021 2.09 (a)(i) Total Waterfall Distribution (USD) Pro Rata Share of accrued and unpaid interest Collection or Interest Reserve Account $  6,734,308.00 Admin Agent for distribution to Lender $ 1 ,471,360 Post Waterfall Balance in Collection Account $ 3,265,692.00 Exhibit F ‐ Payment Date Report Post Waterfall Balance in Interest Reserve Account $ 4,513,600.00

USActive 60448513.160448513.5 G-1 This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.]3 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below, and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: 2. Assignee[s]: EXHIBIT G FORM OF ASSIGNMENT AND ASSUMPTION 3 Include bracketed language if there are either multiple Assignors or multiple Assignees.

[Assignee is an [Affiliate] of [*identify Lender*]]

3. Borrower(s): ____________________________

4. Administrative Agent: Alter Domus (US) LLC, as the administrative agent under the Credit Agreement

5. Credit Agreement: Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the "Loan and Servicing Agreement"), among Kudu Investment Holdings, LLC, a Delaware limited liability company ("Kudu"), Kudu Investment US, LLC, a Delaware limited liability company ("Kudu US", and collectively with Kudu, the "Co-Borrowers"), Kudu Investment Management~~,~~ LLC ("Holdings"), KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under number 11786202 ("KFO Holdings"), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 ("KWCP Holdings", and collectively with KFO Holdings, the "UK Guarantors", and collectively with the Co-Borrowers, the "Loan Parties"), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and ~~Massachusetts Mutual Life Insurance Company~~Barings Finance LLC, as the Servicer.

6. Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number
			$	$	%	
			$	$	%	
			$	$	%	

7. Effective Date: ________ ____, 20___[4]

8. The Assignee is a Disqualified Lender: ____Yes ____No[5]

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

[4] To be inserted by Administrative Agent and which shall be the effective date of recordation of transfer in the register therefor.

[5] To be completed by Assignor.

USActive ~~60448513.1~~60448513.5 G-2

Effective Date: ________ ____, 20___. The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR[S] [NAME OF ASSIGNOR] By: Name: Title: [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE[S] [NAME OF ASSIGNEE] By: Name: Title: [NAME OF ASSIGNEE] By: Name: Title: USActive 60448513.160448513.5 G-3

Consented to and Accepted: Alter Domus (US) LLC, as Administrative Agent By: Name: Title: Consented to: Kudu Investment Holdings, LLC By: Name: Title: Kudu Investment US, LLC By: Name: Title: USActive 60448513.160448513.5 G-4

ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ASSUMPTION 1. Representations and Warranties. 1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Transaction Documents, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Transaction Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Transaction Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Transaction Document. 1.2 Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.04 of the Credit Agreement, including that it is an Eligible Assignee (subject to such consents, if any, as may be required thereunder), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(cc) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vii) if it is a foreign Lender attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee, (viii) if it is not then currently a Lender under the Credit Agreement, the Assignee shall deliver to the Administrative Agent all documentation and other reasonable information reasonably determined by Administrative Agent to be required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, and (ix) it is not a Disqualified Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor USActive 60448513.160448513.5 G-5

or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Transaction Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts that have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts that have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York. USActive 60448513.160448513.5 G-6

EXHIBIT H FORM OF POWER OF ATTORNEY [Kudu Investment Management, LLC] [Kudu Investment Holdings, LLC] [Kudu Investment US, LLC] [Date] This Power of Attorney is executed and delivered by [Kudu Investment Management, LLC (“Holdings”)] [Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”) and Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co-Borrowers”)], under the Loan and Servicing Agreement, dated as of March 23, 2021 (as the same may be amended, restated, or otherwise modified from time to time, the “Loan and Servicing Agreement”), among [Holdings] [the Co-Borrowers], [Kudu Investment Management, LLC (“Holdings”)] [Kudu Investment Holdings, LLC, a Delaware limited liability company (“Kudu”) and Kudu Investment US, LLC, a Delaware limited liability company (“Kudu US”, and collectively with Kudu, the “Co-Borrowers”)], KFO Holdings, Ltd., a limited liability company incorporated in England and Wales under number 11786202 (“KFO Holdings”), KWCP Holdings UK, Ltd., a limited liability company incorporated in England and Wales under number 11860833 (“KWCP Holdings”, and collectively with KFO Holdings, the “UK Guarantors”, and collectively with the Co-Borrowers, the “Loan Parties”), the Lenders from time to time party thereto, Alter Domus (US) LLC, as Administrative Agent, and Massachusetts Mutual Life Insurance CompanyBarings Finance LLC, as the Servicer. Capitalized terms used herein and not otherwise defined have the meanings set forth for such terms in the Loan and Servicing Agreement. No person to whom this Power of Attorney is presented, as authority for ______________________________________________ (“Attorney”) to take any action or actions contemplated hereby, shall inquire into or seek confirmation from [the Co-Borrowers] [Holdings] as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and [the Co-Borrowers] [Holdings] irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity that acts in reliance upon or acknowledges the authority granted under this Power of Attorney, except in the case of gross negligence, willful misconduct or fraud as determined by a court of competent jurisdiction by final and nonappealable judgement. The power of attorney granted hereby is coupled with an interest and may not be revoked or canceled by [any Co-Borrower] [Holdings] until the Facility Termination Date. [With effect after the occurrence and during the continuance of an Event of Default, the Co-Borrowers, hereby irrevocably constitute and appoint Attorney (and all officers, employees or agents designated by Attorney), solely in connection with the enforcement of the rights and remedies of the Administrative Agent, the Lenders and the other Secured Parties under the Loan and Servicing Agreement and the other Transaction Documents, with full power of substitution, as its true and lawful attorney-in‐fact with full irrevocable power and authority in USActive 60448513.160448513.5 H-1 the Co-Borrowers’ place and stead and at the Co-Borrowers’ expense and in the Co-Borrowers’ name or in Attorney’s own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the foregoing, and, without limiting the generality of the foregoing, hereby grant to Attorney, for the purposes of the foregoing, the power and right, on its behalf, without notice to or assent by it, to do the following, each in accordance with the Loan and Servicing Agreement and the other Transaction Documents: (a) open mail for the Co-Borrowers, and ask, demand, collect, give acquittances and receipts for, take possession of, or endorse and receive payment of, any checks, drafts, notes, acceptances, or other instruments for the payment of moneys due in respect of the Collateral, and sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in respect of the Collateral; (b) effect any repairs to any of the Co-Borrowers’ assets, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, pay or discharge any taxes, Liens, or other encumbrances levied or placed on or threatened against the Co-Borrowers or the Co-Borrowers’ property; (d) to the extent related to the Collateral and the transactions contemplated by the Transaction Documents, defend any suit, action or proceeding brought against the Co-Borrowers if the Co-Borrowers do not defend such suit, action or proceeding or if Attorney reasonably believes that it is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due in respect of the Collateral to the Co-Borrowers whenever payable and to enforce any other right in respect of the Co-Borrowers’ property; (f) sell, transfer, pledge, make any agreement with respect to, or otherwise deal with, any of the Co-Borrowers’ property constituting Collateral, and execute, in connection with such sale or action, any endorsements, assignments or other instruments of conveyance or transfer in connection therewith; (g) to give any necessary receipts or acquittance for amounts collected or received under the Loan and Servicing Agreement; (h) to make all necessary transfers of the Collateral in connection with any such sale or other disposition made pursuant to the Loan and Servicing Agreement; (i) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition of the Collateral, the Co-Borrowers hereby ratifying and confirming all that such Attorney (or any substitute) shall lawfully do or cause to be done hereunder and pursuant hereto; (j) to send such notification forms as the Attorney deems appropriate to give notice to Obligors of the Secured Parties’ interest in the Collateral Portfolio; (k) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document; and (l) to cause the certified public accountants then engaged by the Co-Borrowers to prepare and deliver to the Attorney at any time and from time to time, promptly upon Attorney’s request, any reports required to be prepared by or on behalf of the Co-Borrowers under the Transaction Documents, all as though Attorney were the absolute owner of the Co-Borrowers’ property for all purposes, and to do, at Attorney’s option and the Co-Borrowers’ expense, at any time or from time to time, all acts and USActive 60448513.160448513.5 H-2

USActive 60448513.160448513.5 H-3 [With effect after the occurrence and during the continuance of an Event of Default, Holdings, hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), solely in connection with the enforcement of the rights and remedies of the Administrative Agent, the Lenders and the other Secured Parties under the Loan and Servicing Agreement and the other Transaction Document, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in Holdings’ place and stead and at Holdings’ expense and in Holdings’ name or in Attorney’s own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of the Loan and Servicing Agreement and the other Transaction Documents, and, without limiting the generality of the foregoing, hereby grants to Attorney the power and right, on its behalf, without notice to or assent by it, to do the following, each in accordance with the Loan and Servicing Agreement and the other Transaction Documents: (a) to make all necessary transfers of the Pledged Equity in connection with any such sale or other disposition made pursuant to the Loan and Servicing Agreement; (b) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale or other disposition of the Pledged Equity, Holdings hereby ratifying and confirming all that such Attorney (or any substitute) shall lawfully do or cause to be done hereunder and pursuant hereto; and (c) to sign any agreements, orders or other documents in connection with or pursuant to any Transaction Document to the extent related to the Pledged Equity, all as though Attorney were the absolute owner of the Pledged Equity for all purposes, and to do, at Attorney’s option and Borrower’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve or realize upon the Pledged Equity and the Liens of the Administrative Agent, for the benefit of the Secured Parties, thereon (including without limitation the execution and filing of UCC financing statements and continuation statements), all as fully and effectively as Holdings might do. Holdings hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.]7 The undersigned has executed this Power of Attorney as of the date first written above. other things that Attorney reasonably deems necessary to perfect, preserve or realize upon the Collateral and the Liens of the Administrative Agent, for the benefit of the Secured Parties, thereon (including without limitation the execution and filing of UCC financing statements and continuation statements), all as fully and effectively as the Co-Borrowers might do. The Co-Borrowers hereby ratify, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof.]6 6 To be included in Borrower’s Power of Attorney. 7 To be included in Holdings’ Power of Attorney.

[Kudu Investment Management, LLC, By: Name: Title: ] [Kudu Investment Holdings, LLC, By: Name: Title: Kudu Investment US, LLC, By: Name: Title: ] USActive 60448513.160448513.5 H-4